UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7614
                                                     ---------------------

                  Nuveen Georgia Premium Income Municipal Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: May 31
                                           ------------------

                  Date of reporting period: May 31, 2007
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT
 May 31, 2007

                        Nuveen Investments
                        MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

   NUVEEN GEORGIA
   PREMIUM INCOME
   MUNICIPAL FUND
   NPG

   NUVEEN GEORGIA
   DIVIDEND ADVANTAGE
   MUNICIPAL FUND
   NZX

   NUVEEN GEORGIA
   DIVIDEND ADVANTAGE
   MUNICIPAL FUND 2
   NKG

   NUVEEN NORTH
   CAROLINA PREMIUM
   INCOME
   MUNICIPAL FUND
   NNC

   NUVEEN NORTH
   CAROLINA DIVIDEND
   ADVANTAGE
   MUNICIPAL FUND
   NRB

   NUVEEN NORTH
   CAROLINA DIVIDEND
   ADVANTAGE
   MUNICIPAL FUND 2
   NNO

   NUVEEN NORTH
   CAROLINA DIVIDEND
   ADVANTAGE
   MUNICIPAL FUND 3
   NII


IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger


Timothy R. Schwertfeger

Chairman of the Board


ONCE AGAIN, I AM PLEASED TO REPORT THAT OVER THE TWELVE-MONTH PERIOD COVERED BY THIS REPORT YOUR FUND CONTINUED TO PROVIDE YOU WITH ATTRACTIVE MONTHLY TAX-FREE INCOME. FOR MORE DETAILS ABOUT THE MANAGEMENT STRATEGY AND PERFORMANCE OF YOUR FUND, PLEASE READ THE PORTFOLIO MANAGER'S COMMENTS, THE DIVIDEND AND SHARE PRICE INFORMATION, AND THE PERFORMANCE OVERVIEW SECTIONS OF THIS REPORT.

I ALSO WANTED TO TAKE THIS OPPORTUNITY TO REPORT SOME IMPORTANT NEWS ABOUT NUVEEN INVESTMENTS. WE HAVE AGREED TO A "GROWTH BUYOUT" OFFER FROM A PRIVATE EQUITY INVESTMENT FIRM. WHILE THIS MAY AFFECT THE CORPORATE STRUCTURE OF NUVEEN INVESTMENTS, IT WILL HAVE NO IMPACT ON THE INVESTMENT OBJECTIVES OF THE FUNDS, PORTFOLIO MANAGEMENT STRATEGIES OR THEIR DIVIDEND POLICIES. WE WILL PROVIDE YOU WITH ADDITIONAL INFORMATION ABOUT THIS TRANSACTION AS MORE DETAILS BECOME AVAILABLE.

FOR SOME TIME, I'VE USED THESE LETTERS TO REMIND YOU THAT MUNICIPAL BONDS CAN BE AN IMPORTANT BUILDING BLOCK IN A WELL-BALANCED INVESTMENT PORTFOLIO. IN ADDITION TO PROVIDING ATTRACTIVE TAX-FREE MONTHLY INCOME, A MUNICIPAL BOND INVESTMENT LIKE YOUR FUND MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION. PORTFOLIO DIVERSIFICATION IS A RECOGNIZED WAY TO TRY TO REDUCE SOME OF THE RISK THAT COMES WITH INVESTING. FOR MORE INFORMATION ABOUT THIS IMPORTANT INVESTMENT STRATEGY, I ENCOURAGE YOU TO CONTACT YOUR PERSONAL FINANCIAL ADVISOR.

WE ALSO ARE PLEASED TO BE ABLE TO OFFER YOU A CHOICE CONCERNING HOW YOU RECEIVE YOUR SHAREHOLDER REPORTS AND OTHER FUND INFORMATION. AS AN ALTERNATIVE TO MAILED COPIES, YOU CAN SIGN UP TO RECEIVE FUTURE FUND REPORTS AND OTHER FUND INFORMATION BY E-MAIL AND THE INTERNET. THE INSIDE FRONT COVER OF THIS REPORT CONTAINS INFORMATION ON HOW YOU CAN SIGN UP.

WE ARE GRATEFUL THAT YOU HAVE CHOSEN US AS A PARTNER AS YOU PURSUE YOUR FINANCIAL GOALS AND WE LOOK FORWARD TO CONTINUING TO EARN YOUR TRUST IN THE MONTHS AND YEARS AHEAD. AT NUVEEN INVESTMENTS, OUR MISSION CONTINUES TO BE TO ASSIST YOU AND YOUR FINANCIAL ADVISOR BY OFFERING INVESTMENT SERVICES AND PRODUCTS THAT CAN HELP YOU TO SECURE YOUR FINANCIAL OBJECTIVES.

SINCERELY,

/s/ TIMOTHY R. SCHWERTFEGER

TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD
July 16, 2007

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds

NPG, NZX, NKG, NNC,
NRB, NNO, NII


Portfolio manager Daniel Close reviews national and state economic and municipal market environments, key investment strategies, and the annual performance of the Nuveen Georgia and North Carolina Funds. Dan, who joined Nuveen in 2000, assumed portfolio management responsibility for these seven Funds in March 2007.

WHAT FACTORS AFFECTED THE U.S. ECONOMIC AND MUNICIPAL MARKET ENVIRONMENTS DURING THE 12-MONTH REPORTING PERIOD ENDED MAY 31, 2007?

Between June 1, 2006, and May 31, 2007, we saw interest rates at the short end of the yield curve rise modestly, while longer-term rates generally declined. After announcing one further rate increase in late June 2006, the Federal Reserve ended its unprecedented series of 17 consecutive 0.25% rate hikes that brought the fed funds rate to 5.25% over a two-year span. During the remaining 11 months of this reporting period, the Fed left monetary policy unchanged as it kept close tabs on inflationary pressures and the pace of economic growth. Over this same 12-month period, the yield on the benchmark 10-year U.S. Treasury note dropped 22 basis points to end May 2007 at 4.89%. In the municipal market, the yield on the Bond Buyer 25 Revenue Bond Index, a widely followed measure of longer-term municipal market rates, fell to 4.57% at the end of May 2007, a decline of 65 basis points from the end of May 2006. The municipal bond yield curve flattened during this period, with short-term interest rates rising modestly while the yields of many longer-term issues dropped. Longer duration1 bonds generally outperforming those with shorter durations during this period.

Although many market observers had expected the Fed to act on rates in early 2007, slowing economic growth, higher energy prices and a slumping housing market helped to keep the Fed on the sidelines. The U.S. gross domestic product
(GDP), a closely watched measure of economic growth, operated at below-trend levels through most of 2006, expanded at a rate of 2.6% in the second quarter of 2006, 2.0% in the third quarter, and 2.5% in the fourth quarter (all GDP numbers annualized). In the first quarter of 2007, the rate of GDP growth slowed even further to 0.7%, the weakest rate since 2002. While the Consumer Price Index
(CPI) registered a 2.7% year-over-year gain as of May 2007, the increase in this inflation gauge for the first five months of 2007 was 5.5%, driven largely by a 36% gain in energy prices. By comparison, the core CPI (which excludes food and energy prices) rose 2.1% as of May 2007, close to the Fed's unofficial target of 2.0% or lower. The labor market remained tight, with a national unemployment rate of 4.5% in May 2007, down from 4.6% in May 2006.


1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

Over the 12 months ended May 2007, municipal bond issuance nationwide totaled $423.4 billion, up 15% from the previous 12 months. This total reflected a sharp increase in supply during the first five months of 2007, when $173.7 billion in new securities came to market, up almost 30% over the same period in 2006. A major factor in 2007 volume was the 56% increase in advance refundings,2 driven by attractive borrowing rates for issuers. The strength and diversity of the demand for municipal bonds were as important as the increase in supply, as the surge in issuance was easily absorbed by retail investors, institutional investors such as hedge funds and arbitragers, and overseas investors, all of whom continued to participate in the market.

HOW WERE ECONOMIC AND MARKET CONDITIONS IN GEORGIA AND NORTH CAROLINA DURING THIS PERIOD?

During this period, the growth of Georgia's economy generally kept pace with the national average, driven by housing and transportation. In more recent months, however, housing foreclosure rates in the state have risen, acting as a drag on economic growth. In May 2007, Georgia was sixth in the nation in terms of number of foreclosures filed. Atlanta continued to rank among the fastest growing metropolitan areas in the nation and population growth statewide remained exceptionally strong at 14% over the past six years, more than double the national rate. As of May 2007, Georgia's unemployment rate was 4.3%, down from 4.7% in May 2006. The $18.7 billion fiscal 2007 Georgia state budget provided pay raises for teachers, prison guards, and other state employees. As of May 2007, Georgia's general obligation (GO) debt continued to be rated Aaa/AAA by Moody's and Standard & Poor's; both rating agencies listed their outlooks for the state as stable, reflecting the state's conservative fiscal practices. For the 12 months ended May 31, 2007, municipal issuance in Georgia totaled $9.0 billion, up 44% over the previous 12 months. During the first five months of 2007, $3.9 billion of new municipal debt was issued in Georgia, an increase of 70% from January-May 2006. According to Moody's, Georgia's debt levels were moderate in relation to the state's economic base, with both debt per capita and debt as a percentage of personal income ranking slightly ahead of national medians.

In terms of GDP by state, North Carolina's economic growth rate ranked 14th in the nation in 2006. While the state continued to transition from declining old-line industries such as textiles and furniture to an economy based on services and technology, manufacturing of all types continued to play an important role in the state economy, accounting for 15% of jobs, compared with the national average of 11%. In particular, technology manufacturing, one of North Carolina's leading exports, demonstrated strong expansion during this period. Population growth in the state over the past six years was healthy, outpacing the national average. In May 2007, North Carolina's unemployment rate was 4.8%, up from 4.7% in May 2006. The $18.9 billion fiscal 2007 state budget included additional deposits to the state's rainy day fund as well as reductions in the state's sales and personal income tax rates. The 2008-2009 biennium budget called for a 6% increase in general fund expenditures, to $20.0 billion, in fiscal 2008. In January 2007, Moody's upgraded its credit rating on North Carolina GO debt to Aaa from Aa1, citing improved economic and financial performance, while Standard


2 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

& Poor's confirmed its AAA rating in February 2007. During the 12 months ended May 31, 2007, $8.4 billion of municipal debt was issued in North Carolina, an increase of 3.5% from the previous 12 months. Municipal supply in the state during the first five months of 2006 rose 53% compared with the same period in 2006, totaling $3.3 billion. Despite increases in recent years, North Carolina's debt levels remained moderate, with debt per capita matching the national median and debt as a percentage of personal income ranking just slightly higher than the Moody's median.

WHAT KEY STRATEGIES WERE USED TO MANAGE THESE FUNDS DURING THIS REPORTING
PERIOD?

In the municipal bond interest rate environment of the past 12 months, where the flattening yield curve remained a dominant market factor, we continued to emphasize a disciplined approach to duration management and yield curve positioning. As part of this approach, our purchases for the Funds' portfolios focused mainly on attractively priced bonds maturing in 20 to 25 years, with some purchases extending out to 30 years. Overall, we believe that the bonds we purchased during this period represented opportunities to add value, manage duration, and enhance performance and income.

Our duration management strategies during this period also included the use of inverse floating rate trusts,3 a type of derivative financial instrument, in all four of the North Carolina Funds. The inverse floaters had the dual benefit of increasing the Funds' distributable income and bringing their durations closer to our preferred strategic target. As discussed in past shareholder reports, we have also used forward starting interest rate swaps (another type of derivative instrument) as a duration management tool when we believed this supported our overall investment performance strategies. The goal of this strategy is to help us manage net asset value (NAV) volatility without having a negative impact on the Funds' income streams or common share dividends over the short term. During this reporting period, we deployed this strategy in NKG, NZX and NRB with the swaps remaining in place in both NZX and NRB as of May 31, 2007.

During this period, we continued to emphasize individual credit selection. Both Georgia and North Carolina saw increased supply during this period and steady new issuance as well as a number of advance refundings provided us with a variety of bonds and sectors from which to choose. Since Georgia and North Carolina are high-quality states, much of the new supply was highly rated and/or insured. However, we also found purchase opportunities among lower credit quality bonds that we considered attractive.

During this period, the Funds' added to their health care positions (both hospitals and long-term/continuing care facilities) and single-family housing bonds (NPG did not add single-family bonds). In the Georgia Funds, we purchased bonds issued by the education and industrial development sectors while purchasing tax appropriation issues in North Carolina.


3 An inverse floating rate trust is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the 12-month period, are further defined within the "Notes to Financial Statements" and "Glossary of Terms Used in This Report" sections of this shareholder report.

To help maintain the Funds' durations within our preferred strategic range and to generate cash for purchases, we selectively sold some of the Funds' holdings with shorter durations including pre-refunded bonds and short-dated higher quality paper.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Georgia and North Carolina Funds, as well as relevant benchmark and peer group information, are presented in the accompanying table.

Total Returns on Net Asset Value
For periods ended 5/31/07

                                                      Annualized
                                            ---------------------------------
                                            1-Year       5-Year       10-Year
Georgia Funds
NPG                                          4.62%        6.15%        6.48%
NZX                                          4.75%        6.91%         NA
NKG                                          5.79%         NA           NA

North Carolina Funds
NNC                                          4.84%        6.16%        6.51%
NRB                                          4.98%        6.81%         NA
NNO                                          5.24%        6.72%         NA
NII                                          5.48%         NA           NA

Lehman Brothers
Municipal Bond Index4                        4.84%        4.94%        5.61%

Lipper Other States
Municipal Debt Funds Average5                5.25%        6.68%        6.36%


For the 12 months ended May 31, 2007, the total returns on net asset value for NKG, NNC, NRB, NNO, and NII exceeded or matched the return on the national Lehman Brothers Municipal Bond Index, while NPG and NZX trailed this index. NKG and NII also outperformed the average return for the Lipper Other States Municipal Debt Funds Average, while NNO performed in line with the Lipper average, and the remaining four Funds trailed this average. Shareholders should note that the performance of the Lipper Other States Municipal Debt Funds Average represents the overall average of returns for funds from 10 different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Factors that influenced the Funds' returns during this period included yield curve and duration positioning, exposure to lower-rated credits, individual security selection and sector allocations, and advance refunding activity.

As shorter-term rates rose while longer term rates declined over the course of this period, municipal bonds with maturities of 15 years and longer, as measured by the Lehman Brothers Municipal Bond Index, performed best, generally outpacing municipal bonds with shorter maturities, especially those with maturities of less than 5 years.


Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.


4 The Lehman Brothers Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Lehman index do not reflect any expenses.

5 The Lipper Other States Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 1 year, 46; 5 years, 27; and 10 years, 18. Fund and Lipper returns assume reinvestment of dividends.

While our strategies during this period included adding longer bonds to our portfolios, most of these Funds remained slightly short of our strategic target in terms of their holdings of bonds in the longest part of the yield curve, which was negative for performance. However, this was offset by the Funds' heavier exposure to the intermediate part of the curve, which performed well, and their lower allocations to the shorter part of the curve, which underperformed the general municipal market. Overall, the Funds' yield curve and duration positioning during this period was a positive contributor to their performance.

With bonds rated BBB or lower and non-rated bonds generally outperforming other credit quality sectors during this period, all of these Funds benefited from their weightings in lower-quality credits. The outperformance of these credit sectors was largely the result of investor demand for the higher yields typically associated with lower-rated bonds, which drove up their value. As Dividend Advantage Funds, NZX, NKG, NRB, NNO, and NII can invest up to 20% of their assets in below-investment-grade securities (bonds rated BB or below) or in non-rated bonds judged to be in the same credit quality category. The exposure of these five Funds to the subinvestment-grade sector, together with a fee reimbursement agreement, contributed to the outperformance of these Funds relative to NPG and NNC.

Among the holdings making positive contributions to both the North Carolina and Georgia Funds' returns for this period were health care (including hospitals and long-term care facilities) credits. In addition, the North Carolina Fund's had a positive contribution from housing bonds. Lower-rated bonds backed by the 1998 master tobacco settlement agreement also performed well. As of May 31, 2007, NPG and NKG held approximately 1% to 2% of their portfolios in tobacco bonds, while NII allocated about 2.5% of its portfolio to these credits.

We also continued to see positive contributions from advance refunding activity, which benefited the Funds through price appreciation and enhanced credit quality. At the same time, holdings of older, previously pre-refunded bonds tended to underperform the general municipal market during this period, due primarily to their shorter effective maturities. In addition, the performance of NZX was negatively impacted by the unexpected call of a multifamily housing holding, which had been priced at a premium but which was called at par.

We should also note that all of these Funds continued to use financial leverage to provide opportunities for additional income and total return for common shareholders. This strategy can also add volatility to a Fund's NAV and share price. Over this period, the use of leverage was generally a positive factor in the Funds' total return performance, especially in relation to that of the unleveraged Lehman Brothers Municipal Bond Index.

Dividend and Share Price
                 INFORMATION



As previously noted, these seven Funds use leverage to potentially enhance opportunities for additional income for common shareholders. Although the Funds' use of this strategy continued to provide incremental income, the extent of this benefit was somewhat reduced during this period due to high short-term interest rates that, in turn, kept the Funds' borrowing costs high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds currently available in the market, which generally offered lower yields. The combination of these factors resulted in one monthly dividend reduction in NRB and NNO and two in NPG, NZX, and NNC over the 12-month period ended May 31, 2007. In NKG, however, we were able to increase the dividend effective November 2006, while the dividend of NII remained stable throughout this reporting period.

Due to normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2006 as follows:

                                        Short-Term Capital Gains
               Long-Term Capital Gains    and/or Ordinary Income
                           (per share)               (per share)
NNC                            $0.0141                        --
NRB                            $0.0520                   $0.0001
NNO                            $0.0388                   $0.0103

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2007, all the Funds in this report had positive UNII balances for tax purposes and negative UNII balances for financial statement purposes.

As of May 31, 2007, the Funds' share prices were trading at premiums or discounts to their NAVs as shown in the accompanying chart:

                               5/31/07          12-Month Average
                      Premium/Discount          Premium/Discount

NPG                             -2.96%                   + 0.14%
NZX                             +9.22%                   + 8.88%
NKG                             +0.42%                   - 5.25%
NNC                             -0.42%                     0.00%
NRB                            +11.23%                    +8.45%
NNO                             +5.01%                    +1.42%
NII                             +1.81%                    -0.57%

                                      NPG
                                   Performance
                                    OVERVIEW

Nuveen Georgia Premium Income Municipal Fund as of 5-31-07


Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             76%
AA                               5%
A                                8%
BBB                             10%
BB or Lower                      1%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007
Jun                          0.0585
Jul                          0.0585
Aug                          0.0585
Sep                          0.0555
Oct                          0.0555
Nov                          0.0555
Dec                          0.0555
Jan                          0.0555
Feb                          0.0555
Mar                           0.053
Apr                           0.053
May                           0.053

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   15.22
                              15.25
                              15.15
                              15.03
                              15.03
                              14.95
                              15.03
                              14.76
                              14.56
                              14.53
                              14.55
                              14.33
                              14.1
                              14.36
                              14.43
                              14.5
                              14.4
                              14.1
                              13.96
                              13.89
                              13.87
                              13.995
                              13.99
                              14.2
                              14.3
                              14.2001
                              14.7
                              14.61
                              14.55
                              14.44
                              14.35
                              14.3001
                              14.22
                              14.28
                              14.28
                              14.28
                              14.35
                              14.31
                              14.31
                              14.49
                              14.35
                              14.56
                              14.7
                              15
                              15.02
                              15.35
                              15.1
                              15.09
                              15.3
                              15.28
                              15.34
                              15.45
                              15.45
                              15.47
                              15.47
                              15.45
                              15.45
                              15.51
                              15.46
                              15.46
                              15.51
                              15.46
                              15.58
                              15.58
                              15.95
                              15.98
                              15.94
                              15.68
                              15.46
                              15.57
                              15.52
                              15.6
                              15.5068
                              15.42
                              15.39
                              15.45
                              15.55
                              15.65
                              15.65
                              15.68
                              15.6
                              15.45
                              15.45
                              15.42
                              15.41
                              15.41
                              15.4
                              15.4
                              15.41
                              15.34
                              15.65
                              15.4
                              15.4
                              15.11
                              15.0201
                              15.02
                              14.95
                              14.94
                              14.94
                              14.94
                              14.94
                              14.94
                              14.94
                              14.85
                              14.91
                              14.91
                              15.25
                              15.43
                              15.49
                              15.64
                              15.6
                              15.51
                              15.41
                              15.3
                              15.3
                              15.18
                              15.14
                              15.4
                              15.5
                              15.5
                              15.17
                              14.91
                              14.7
                              14.82
                              14.67
                              14.59
                              14.53
                              14.49
                              14.42
                              14.45
                              14.32
                              14.42
                              14.42
                              14.43
                              14.48
                              14.47
                              14.58
                              14.41
                              14.35
                              14.41
                              14.44
                              14.35
                              14.39
                              14.4
                              14.39
                              14.3
                              14.35
                              14.62
                              14.5601
                              14.5601
                              14.65
                              14.78
                              14.76
                              14.7
                              14.84
                              14.68
                              14.68
                              14.68
                              14.69
                              14.69
                              14.73
                              14.88
                              14.71
                              14.8
                              14.65
                              14.75
                              14.75
                              14.76
                              14.8
                              14.7
                              14.85
                              14.75
                              14.74
                              14.63
                              14.72
                              14.7
                              14.73
                              14.73
                              14.71
                              14.7
                              14.65
                              14.7
                              14.69
                              14.75
                              14.65
                              14.54
                              14.62
                              14.73
                              14.65
                              14.73
                              14.59
                              14.61
                              14.58
                              14.63
                              14.64
                              14.64
                              14.64
                              14.43
                              14.42
                              14.41
                              14.31
                              14.34
                              14.34
                              14.44
                              14.44
                              14.4
                              14.48
                              14.31
                              14.31
                              14.33
                              14.32
                              14.32
                              14.21
                              14.07
                              14.15
                              14.19
                              14.18
                              14.19
                              14.16
                              14.2
                              14.25
                              14.28
                              14.29
                              14.34
                              14.32
                              14.32
                              14.2601
                              14.27
                              14.22
                              14.23
                              14.34
                              14.39
                              14.31
                              14.43
                              14.4
                              14.39
                              14.44
                              14.49
                              14.4101
                              14.4
                              14.24
                              14.4
                              14.37
                              14.3
                              14.22
                              14.29
                              14.21
                              14.2
                              14.2
                              14.2
                              14.2
                              14.2
                              14.11
May 31, 2007                  14.12

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.12
------------------------------------
Common Share
Net Asset Value               $14.55
------------------------------------
Premium/(Discount) to NAV     -2.96%
------------------------------------
Market Yield                   4.50%
------------------------------------
Taxable-Equivalent Yield1      6.65%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $55,359
------------------------------------
Average Effective Maturity
on Securities (Years)          15.97
------------------------------------
Leverage-Adjusted Duration      7.51
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.55%         4.62%
------------------------------------
5-Year          3.06%         6.15%
------------------------------------
10-Year         5.71%         6.48%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    23.7%
------------------------------------
Tax Obligation/Limited         20.8%
------------------------------------
Education and Civic
   Organizations               13.1%
------------------------------------
Water and Sewer                10.0%
------------------------------------
U.S. Guaranteed                10.0%
------------------------------------
Utilities                       6.1%
------------------------------------
Tax Obligation/General          4.4%
------------------------------------
Other                          11.9%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                      NZX
                                   Performance
                                    OVERVIEW

Nuveen Georgia Dividend Advantage Municipal Fund as of 5-31-07


Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             69%
AA                               6%
A                                7%
BBB                             14%
BB or Lower                      3%
N-R                              1%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007
Jun                           0.066
Jul                           0.066
Aug                           0.066
Sep                          0.0625
Oct                          0.0625
Nov                          0.0625
Dec                          0.0625
Jan                          0.0625
Feb                          0.0625
Mar                            0.06
Apr                            0.06
May                            0.06

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   15.8
                              15.7
                              15.6999
                              15.68
                              15.38
                              15.38
                              15.9
                              15.71
                              15.562
                              15
                              15.5
                              15.8
                              15.7
                              15.7001
                              15.9
                              15.9
                              16.05
                              15.99
                              15.7
                              16.2
                              16.46
                              16.46
                              17.2
                              16.5
                              16.69
                              16.46
                              16.51
                              16.51
                              16.51
                              16.52
                              16.52
                              16.5
                              16.5
                              16.4799
                              16.41
                              16.5
                              16.99
                              16.99
                              16.45
                              16.81
                              16.55
                              16.6
                              16.9
                              16.75
                              16.75
                              16.75
                              16.6
                              17.59
                              17.5
                              17.35
                              17.38
                              16.99
                              16.99
                              17
                              17
                              16.8
                              17.2
                              16.8
                              16.8
                              16.76
                              17.48
                              16.98
                              16.8
                              16.76
                              16.76
                              16.5
                              16.2
                              15.75
                              16
                              15.75
                              15.8
                              15.8
                              15.95
                              15.95
                              15.9
                              15.68
                              15.79
                              15.8
                              15.72
                              15.75
                              15.91
                              15.92
                              15.92
                              16.35
                              16.35
                              16.35
                              16.15
                              16.3
                              16.18
                              16.18
                              15.61
                              15.6
                              15.65
                              15.65
                              15.65
                              15.48
                              15.4201
                              15.33
                              15.32
                              15.41
                              15.41
                              15.41
                              15.15
                              15.59
                              16
                              16.25
                              16.5
                              16.5
                              16.9999
                              16.9
                              16.75
                              16.39
                              16.35
                              16.85
                              16.85
                              16.85
                              16.1
                              16.35
                              16.2
                              16.5
                              16.5
                              15.73
                              15.5
                              15.26
                              15.26
                              15.48
                              16.58
                              16.77
                              16.25
                              16.14
                              15.93
                              16.3
                              16.7
                              16.7
                              16.99
                              16.99
                              16.8
                              16.5
                              16.5
                              16.5
                              16.5
                              16.5899
                              16.85
                              16.75
                              16.8
                              16.8
                              16.65
                              16.95
                              16.95
                              16.95
                              16.61
                              16.61
                              16.55
                              16.55
                              16.67
                              16.67
                              17.14
                              17.14
                              17.14
                              16.75
                              16.69
                              16.99
                              16.84
                              16.65
                              16.32
                              16.1
                              16.1
                              16.1
                              16.45
                              15.91
                              15.76
                              16.3801
                              16.39
                              16
                              16.31
                              16
                              16.59
                              16.34
                              16.4
                              16.3
                              16.3
                              16.3
                              16
                              16.01
                              16.1
                              16.08
                              16.4
                              16.55
                              16.63
                              16.64
                              16.64
                              16.06
                              16.25
                              16.19
                              15.92
                              15.94
                              15.91
                              15.7
                              15.7
                              15.51
                              15.36
                              15.42
                              15.58
                              15.57
                              15.38
                              15.39
                              15.4
                              15.48
                              15.62
                              15.86
                              16.04
                              16.04
                              15.92
                              15.82
                              15.56
                              15.7
                              15.5
                              15.56
                              15.38
                              15.24
                              15.45
                              15.47
                              15.5
                              15.57
                              15.8
                              15.67
                              15.79
                              15.56
                              15.56
                              15.69
                              15.55
                              15.5
                              15.95
                              16.1
                              16.1
                              16.1
                              15.95
                              15.9
                              15.72
                              15.85
                              15.85
                              15.75
                              15.85
                              15.85
                              16.22
                              16.0801
                              16.35
                              15.9099
                              15.91
                              15.91
                              15.91
                              16.05
                              16.05
May 31, 2007                  16

FUND SNAPSHOT
------------------------------------
Common Share Price            $16.00
------------------------------------
Common Share
Net Asset Value               $14.65
------------------------------------
Premium/(Discount) to NAV      9.22%
------------------------------------
Market Yield                   4.50%
------------------------------------
Taxable-Equivalent Yield1      6.65%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $28,831
------------------------------------
Average Effective Maturity
on Securities (Years)          13.82
------------------------------------
Leverage-Adjusted Duration      8.13
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          8.10%         4.75%
------------------------------------
5-Year          7.48%         6.91%
------------------------------------
Since
Inception       6.81%         6.25%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    23.3%
------------------------------------
U.S. Guaranteed                18.5%
------------------------------------
Education and Civic
   Organizations               15.3%
------------------------------------
Water and Sewer                12.5%
------------------------------------
Housing/Single Family           8.5%
------------------------------------
Tax Obligation/Limited          4.8%
------------------------------------
Tax Obligation/General          2.7%
------------------------------------
Other                          14.4%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                      NKG
                                  Performance
                                    OVERVIEW


Nuveen Georgia Dividend Advantage Municipal Fund 2
as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             73%
AA                               9%
A                                2%
BBB                             12%
BB or Lower                      3%
N-R                              1%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007
Jun                          0.0515
Jul                          0.0515
Aug                          0.0515
Sep                          0.0515
Oct                          0.0515
Nov                           0.053
Dec                           0.053
Jan                           0.053
Feb                           0.053
Mar                           0.053
Apr                           0.053
May                           0.053

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   13.47
                              13.56
                              13.5
                              13.3411
                              13.25
                              13.15
                              13.14
                              13.12
                              13.09
                              13
                              13.1
                              13.07
                              13.01
                              12.99
                              12.97
                              12.92
                              12.85
                              12.84
                              12.95
                              12.95
                              12.94
                              13.03
                              13.12
                              13.07
                              13.12
                              13.1301
                              13.25
                              13.25
                              13.17
                              13
                              12.98
                              12.98
                              12.97
                              12.97
                              12.97
                              13.09
                              13.09
                              13.05
                              13.07
                              13.16
                              13.14
                              13.26
                              13.28
                              13.44
                              13.65
                              13.73
                              13.77
                              13.6
                              13.56
                              13.48
                              13.34
                              13.34
                              13.37
                              13.55
                              13.58
                              13.56
                              13.56
                              13.35
                              13.35
                              13.38
                              13.54
                              13.58
                              13.52
                              13.44
                              13.5
                              13.5
                              13.6
                              13.35
                              13.45
                              13.49
                              13.66
                              13.65
                              13.56
                              13.54
                              13.51
                              13.53
                              13.4101
                              13.64
                              13.54
                              13.55
                              13.51
                              13.5
                              13.5501
                              13.64
                              13.63
                              13.63
                              13.46
                              13.54
                              13.55
                              13.52
                              13.5
                              13.5499
                              13.55
                              13.5108
                              13.4501
                              13.52
                              13.56
                              13.49
                              13.46
                              13.4239
                              13.53
                              13.53
                              13.48
                              13.57
                              13.49
                              13.44
                              13.649
                              13.75
                              13.7
                              13.8
                              13.74
                              13.8
                              13.69
                              13.69
                              13.81
                              13.73
                              13.72
                              13.75
                              13.8
                              13.7
                              13.8
                              13.75
                              13.56
                              13.5603
                              13.5603
                              13.59
                              13.5401
                              13.75
                              13.8
                              13.8909
                              13.95
                              13.95
                              13.89
                              13.89
                              13.92
                              13.87
                              13.88
                              13.72
                              13.64
                              13.86
                              13.86
                              13.8
                              13.81
                              13.71
                              13.61
                              13.61
                              13.84
                              14
                              14.03
                              14.03
                              13.911
                              14.04
                              14.04
                              14.05
                              14.05
                              14.15
                              14.14
                              14.11
                              14.03
                              13.98
                              13.97
                              14.01
                              14.07
                              14.04
                              14.0497
                              14.01
                              14.39
                              14.16
                              14.26
                              14.15
                              14.08
                              14.18
                              14.18
                              14.2
                              14.16
                              14.15
                              14.15
                              13.96
                              13.9
                              13.9
                              13.88
                              13.88
                              13.83
                              13.9
                              13.86
                              13.9
                              13.96
                              13.92
                              14.09
                              14.08
                              14.09
                              14.135
                              14.25
                              14.38
                              14.38
                              14.44
                              14.26
                              14.12
                              14.15
                              14.12
                              14.11
                              14.1
                              14.18
                              14.23
                              14.29
                              14.23
                              14.19
                              14.189
                              14.11
                              14.22
                              14.26
                              14.26
                              14.37
                              14.24
                              14.58
                              14.36
                              14.34
                              14.44
                              14.28
                              14.38
                              14.35
                              14.35
                              14.2
                              14.24
                              14.35
                              14.51
                              14.51
                              14.4
                              14.45
                              14.54
                              14.54
                              14.4
                              14.4
                              14.35
                              14.35
                              14.4
                              14.6
                              14.56
                              14.56
                              14.5
                              14.26
                              14.26
                              14.22
                              14.22
                              14.51
                              14.51
                              14.38
                              14.31
                              14.16
                              14.14
                              14.15
                              14.55
                              14.35
May 31, 2007                  14.5

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.50
------------------------------------
Common Share
Net Asset Value               $14.44
------------------------------------
Premium/(Discount) to NAV      0.42%
------------------------------------
Market Yield                   4.39%
------------------------------------
Taxable-Equivalent Yield1      6.48%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $65,770
------------------------------------
Average Effective Maturity
on Securities (Years)          16.77
------------------------------------
Leverage-Adjusted Duration      8.03
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         14.40%         5.79%
------------------------------------
Since
Inception       4.57%         5.34%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Health Care                    17.7%
------------------------------------
Water and Sewer                16.8%
------------------------------------
Tax Obligation/Limited         13.7%
------------------------------------
Education and Civic
   Organizations               11.4%
------------------------------------
U.S. Guaranteed                10.8%
------------------------------------
Tax Obligation/General          7.3%
------------------------------------
Transportation                  3.9%
------------------------------------
Housing/Multifamily             3.1%
------------------------------------
Housing/Single Family           2.6%
------------------------------------
Other                          12.7%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.3%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                      NNC
                                  Performance
                                    OVERVIEW

Nuveen North Carolina Premium Income Municipal Fund as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             52%
AA                              33%
A                               10%
BBB                              4%
N-R                              1%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-20072
Jun                          0.0575
Jul                          0.0575
Aug                          0.0575
Sep                          0.0545
Oct                          0.0545
Nov                          0.0545
Dec                          0.0545
Jan                          0.0545
Feb                          0.0545
Mar                           0.052
Apr                           0.052
May                           0.052

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   15.04
                              15.2
                              15.2
                              15.09
                              15.3
                              15.11
                              14.9478
                              15.24
                              15.24
                              15.25
                              15.3
                              15.25
                              15.3
                              15.25
                              14.97
                              14.97
                              15.19
                              15.18
                              15.17
                              14.95
                              14.86
                              14.88
                              14.97
                              14.59
                              14.6851
                              14.64
                              14.64
                              14.73
                              14.87
                              14.61
                              14.51
                              14.45
                              14.45
                              14.45
                              14.5
                              14.75
                              14.84
                              14.8
                              14.71
                              14.7
                              14.6999
                              14.6
                              14.7
                              14.65
                              14.46
                              14.51
                              14.65
                              14.556
                              14.71
                              14.75
                              14.65
                              14.66
                              14.75
                              14.85
                              14.94
                              14.94
                              14.8
                              14.78
                              14.83
                              14.8
                              14.76
                              14.76
                              14.8
                              14.8
                              14.77
                              14.76
                              14.84
                              14.8
                              14.74
                              14.85
                              14.73
                              14.7
                              14.87
                              14.7501
                              14.97
                              14.74
                              14.7
                              14.7499
                              14.65
                              14.73
                              14.66
                              14.5926
                              14.58
                              14.47
                              14.45
                              14.45
                              14.4401
                              14.5
                              14.43
                              14.49
                              14.38
                              14.29
                              14.3
                              14.24
                              14.3
                              14.2599
                              14.26
                              14.22
                              14.25
                              14.25
                              14.28
                              14.21
                              14.26
                              14.32
                              14.28
                              14.35
                              14.43
                              14.43
                              14.42
                              14.67
                              14.48
                              14.4
                              14.33
                              14.3199
                              14.28
                              14.3
                              14.26
                              14.3
                              14.34
                              14.36
                              14.31
                              14.3499
                              14.31
                              14.33
                              14.31
                              14.39
                              14.4399
                              14.5
                              14.68
                              14.7
                              14.85
                              14.7
                              14.75
                              14.75
                              14.65
                              14.4
                              14.44
                              14.37
                              14.29
                              14.26
                              14.33
                              14.33
                              14.23
                              14.26
                              14.24
                              14.25
                              14.3
                              14.37
                              14.35
                              14.35
                              14.4
                              14.47
                              14.5
                              14.38
                              14.32
                              14.38
                              14.28
                              14.38
                              14.32
                              14.38
                              14.48
                              14.33
                              14.34
                              14.36
                              14.4699
                              14.46
                              14.29
                              14.26
                              14.28
                              14.31
                              14.28
                              14.2101
                              14.25
                              14.231
                              14.3
                              14.33
                              14.31
                              14.369
                              14.2801
                              14.3401
                              14.3001
                              14.3
                              14.4
                              14.31
                              14.27
                              14.26
                              14.37
                              14.33
                              14.39
                              14.65
                              14.7
                              14.64
                              14.64
                              14.64
                              14.51
                              14.42
                              14.44
                              14.35
                              14.31
                              14.33
                              14.26
                              14.33
                              14.49
                              14.64
                              14.65
                              14.59
                              14.5499
                              14.52
                              14.48
                              14.44
                              14.45
                              14.45
                              14.62
                              14.6799
                              14.6799
                              14.56
                              14.53
                              14.54
                              14.4
                              14.44
                              14.44
                              14.43
                              14.37
                              14.34
                              14.32
                              14.25
                              14.35
                              14.32
                              14.25
                              14.34
                              14.35
                              14.3899
                              14.4
                              14.45
                              14.28
                              14.44
                              14.46
                              14.46
                              14.46
                              14.54
                              14.56
                              14.56
                              14.51
                              14.4
                              14.4999
                              14.4
                              14.41
                              14.34
                              14.38
                              14.28
                              14.29
                              14.28
                              14.26
May 31, 2007                  14.3

FUND SNAPSHOT
------------------------------------
Common Share Price            $14.30
------------------------------------
Common Share
Net Asset Value               $14.36
------------------------------------
Premium/(Discount) to NAV     -0.42%
------------------------------------
Market Yield                   4.36%
------------------------------------
Taxable-Equivalent Yield1      6.59%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $91,191
------------------------------------
Average Effective Maturity
on Securities (Years)          15.89
------------------------------------
Leverage-Adjusted Duration      8.60
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/20/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          -.78%         4.84%
------------------------------------
5-Year          2.86%         6.16%
------------------------------------
10-Year         5.21%         6.51%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         19.1%
------------------------------------
Health Care                    16.3%
------------------------------------
Education and Civic
   Organizations               16.0%
------------------------------------
U.S. Guaranteed                10.3%
------------------------------------
Tax Obligation/General          8.5%
------------------------------------
Utilities                       8.3%
------------------------------------
Housing/Single Family           6.1%
------------------------------------
Water and Sewer                 5.4%
------------------------------------
Other                          10.0%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains distributions in December 2006 of $0.0141 per share.

                                      NRB
                                  Performance
                                    OVERVIEW

Nuveen North Carolina Dividend Advantage Municipal Fund as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             59%
AA                              26%
A                                8%
BBB                              4%
N-R                              3%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-20072
Jun                          0.0665
Jul                          0.0665
Aug                          0.0665
Sep                          0.0635
Oct                          0.0635
Nov                          0.0635
Dec                          0.0635
Jan                          0.0635
Feb                          0.0635
Mar                          0.0635
Apr                          0.0635
May                          0.0635

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   17.75
                              17.75
                              17.75
                              17.26
                              17.26
                              17.26
                              17.26
                              17.26
                              17.26
                              17.26
                              17.26
                              17.26
                              17.04
                              17.04
                              17.3
                              17.4
                              17.55
                              17.41
                              17.41
                              17.41
                              17.6
                              17.76
                              17.9
                              17.71
                              17.7
                              17.7
                              17.21
                              17.23
                              17.07
                              17.12
                              17
                              16.66
                              16.5
                              16.69
                              16.25
                              16.25
                              16.25
                              16.1
                              16.1
                              16.09
                              15.9
                              15.98
                              15.91
                              16
                              15.86
                              16
                              16
                              16.01
                              16.01
                              16.01
                              16.05
                              15.96
                              16.15
                              16.15
                              16.25
                              16.25
                              16.25
                              16.25
                              16.1
                              16.24
                              16.05
                              16.06
                              16.09
                              16.27
                              16.45
                              16.48
                              16.33
                              16.22
                              16.22
                              16.71
                              16.24
                              16.45
                              16.25
                              16.16
                              16.38
                              16.34
                              16.84
                              16.7
                              17
                              16.65
                              16.65
                              16.16
                              16.02
                              16.06
                              16.07
                              16.07
                              16.2
                              16.37
                              16.37
                              16.26
                              16.26
                              16.26
                              16.25
                              16.25
                              16.07
                              16.09
                              15.94
                              15.92
                              15.99
                              16
                              15.99
                              15.81
                              15.61
                              15.71
                              15.45
                              15.55
                              15.55
                              15.55
                              15.8
                              15.87
                              15.71
                              16.09
                              16.14
                              16.19
                              16.01
                              16.0101
                              15.94
                              15.99
                              15.94
                              15.94
                              15.94
                              15.93
                              15.85
                              15.86
                              15.86
                              16.15
                              16.13
                              16
                              15.69
                              15.97
                              15.78
                              15.9
                              15.62
                              15.7
                              15.62
                              15.68
                              15.69
                              15.6299
                              15.63
                              15.8
                              15.62
                              15.81
                              15.58
                              15.45
                              15.59
                              15.42
                              15.63
                              15.48
                              15.4806
                              15.4806
                              15.37
                              15.39
                              15.36
                              15.34
                              15.15
                              15.25
                              15.27
                              15.2501
                              15.24
                              15.29
                              15.35
                              15.36
                              15.35
                              15.38
                              15.45
                              15.63
                              15.45
                              15.69
                              15.69
                              15.58
                              15.7
                              15.6
                              15.65
                              15.55
                              15.97
                              15.98
                              16.1
                              15.79
                              16
                              16.16
                              16.28
                              16.28
                              16.3
                              16.1
                              16.16
                              16.16
                              16.19
                              16.2
                              16.48
                              16.61
                              16.42
                              16.42
                              16.42
                              16.4
                              16.4
                              16.17
                              16.42
                              16.446
                              16.49
                              16.49
                              16.49
                              16.85
                              16.63
                              16.27
                              16.12
                              15.9699
                              15.83
                              16.02
                              16.49
                              16.5
                              16.5
                              16.5
                              16.92
                              16.83
                              16.33
                              16.23
                              15.89
                              16.28
                              16.4
                              16.54
                              16.54
                              16.31
                              16.43
                              16.4
                              16.33
                              16.25
                              16.27
                              16.27
                              16.27
                              16.27
                              16.27
                              16.2
                              16.3
                              16.45
                              16.5
                              16.78
                              16.93
                              16.43
                              16.51
                              16.55
                              16.81
                              16.81
                              16.59
                              16.8
                              16.78
                              16.8
                              16.8
                              16.44
                              16.45
                              16.4
                              16.36
                              16.5
                              16.5
May 31, 2007                  16.44

FUND SNAPSHOT
------------------------------------
Common Share Price            $16.44
------------------------------------
Common Share
Net Asset Value               $14.78
------------------------------------
Premium/(Discount) to NAV     11.23%
------------------------------------
Market Yield                   4.64%
------------------------------------
Taxable-Equivalent Yield1      7.01%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $33,409
------------------------------------
Average Effective Maturity
on Securities (Years)          14.33
------------------------------------
Leverage-Adjusted Duration      7.86
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 1/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         -2.26%         4.98%
------------------------------------
5-Year          7.15%         6.81%
------------------------------------
Since
Inception       7.22%         6.59%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Water and Sewer                22.6%
------------------------------------
Tax Obligation/Limited         13.9%
------------------------------------
Utilities                      13.7%
------------------------------------
Health Care                    11.9%
------------------------------------
Education and Civic
   Organizations               11.6%
------------------------------------
U.S. Guaranteed                 9.5%
------------------------------------
Tax Obligation/General          5.7%
------------------------------------
Other                          11.1%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0521 per share.

                                      NNO
                                  Performance
                                    OVERVIEW

Nuveen North Carolina Dividend Advantage Municipal Fund 2
as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             68%
AA                              17%
A                               10%
BBB                              2%
N-R                              3%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-20072
Jun                          0.0615
Jul                          0.0615
Aug                          0.0615
Sep                           0.058
Oct                           0.058
Nov                           0.058
Dec                           0.058
Jan                           0.058
Feb                           0.058
Mar                           0.058
Apr                           0.058
May                           0.058

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   15.29
                              15.3
                              15.3
                              15.59
                              15.6
                              15.6499
                              15.6
                              15.65
                              15.85
                              16
                              16
                              15.95
                              15.88
                              15.8
                              15.8
                              15.8
                              15.86
                              15.86
                              15.68
                              15.562
                              15.45
                              15.45
                              15.4
                              15.23
                              14.9
                              14.98
                              15.13
                              15.15
                              14.99
                              14.96
                              14.9
                              14.88
                              14.88
                              15
                              15
                              15
                              15
                              15
                              14.9101
                              15.1
                              14.65
                              14.8
                              14.9
                              14.94
                              14.8899
                              14.91
                              14.91
                              14.85
                              14.85
                              14.82
                              14.88
                              14.88
                              14.88
                              14.94
                              14.98
                              14.97
                              15.05
                              15.09
                              15.26
                              15.18
                              15.18
                              15.18
                              15.11
                              15.08
                              15.23
                              15.23
                              15.2
                              15.02
                              15.12
                              15.17
                              15.25
                              15.25
                              15.16
                              15.2
                              15.1701
                              15.24
                              15.15
                              15.09
                              15.09
                              15.16
                              15.24
                              15.24
                              15.24
                              15.24
                              15.2
                              15.2
                              15.08
                              15.23
                              15.23
                              15.21
                              15.3006
                              15.2101
                              15.35
                              15.38
                              15.25
                              15.25
                              15.2
                              15.3
                              15.08
                              15.06
                              15.12
                              15.01
                              15.03
                              15
                              15.0899
                              15.02
                              15.04
                              15.16
                              15.17
                              15.24
                              15.14
                              15.1
                              15.05
                              15.09
                              15.03
                              15.02
                              14.92
                              15.0199
                              15.01
                              15.01
                              14.93
                              14.86
                              14.89
                              14.91
                              14.91
                              14.9
                              14.927
                              14.8201
                              14.93
                              14.95
                              15.09
                              14.87
                              14.9501
                              14.74
                              14.88
                              14.88
                              14.98
                              14.68
                              14.67
                              14.7
                              14.66
                              14.6
                              14.6
                              14.68
                              14.77
                              14.78
                              14.7801
                              14.84
                              14.87
                              14.87
                              14.77
                              14.79
                              14.81
                              14.76
                              14.7699
                              14.76
                              14.7
                              14.6799
                              14.82
                              14.85
                              14.95
                              14.94
                              14.8514
                              15.09
                              15.11
                              15.24
                              14.93
                              14.97
                              14.83
                              14.91
                              14.939
                              15.05
                              14.9701
                              15
                              14.85
                              15.05
                              15.05
                              15
                              14.75
                              14.8399
                              14.94
                              14.81
                              14.91
                              14.75
                              14.75
                              14.85
                              14.75
                              14.86
                              14.99
                              14.96
                              15.07
                              15.1
                              15.2
                              15.2
                              15.1
                              15.041
                              15.23
                              15.25
                              15.25
                              15.25
                              15.3
                              15.25
                              15.4
                              15.3766
                              15.43
                              15.44
                              15.64
                              15.81
                              15.75
                              15.77
                              15.81
                              15.81
                              15.81
                              15.51
                              15.45
                              15.57
                              15.56
                              15.666
                              15.77
                              15.72
                              15.55
                              15.59
                              15.67
                              15.76
                              15.8
                              15.8
                              15.8
                              15.55
                              15.47
                              15.31
                              15.16
                              15.14
                              15.17
                              15.1741
                              15.25
                              15.35
                              15.44
                              15.39
                              15.4
                              15.4
                              15.2
                              15.21
                              15.38
                              15.25
                              15.37
                              15.2
                              15.25
                              15.15
                              15.35
                              15.15
                              15.2
                              15.55
                              15.511
May 31, 2007                  15.5

FUND SNAPSHOT
------------------------------------
Common Share Price            $15.50
------------------------------------
Common Share
Net Asset Value               $14.76
------------------------------------
Premium/(Discount) to NAV      5.01%
------------------------------------
Market Yield                   4.49%
------------------------------------
Taxable-Equivalent Yield1      6.78%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $55,349
------------------------------------
Average Effective Maturity
on Securities (Years)          13.63
------------------------------------
Leverage-Adjusted Duration      8.13
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/15/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          6.64%         5.24%
------------------------------------
5-Year          6.76%         6.72%
------------------------------------
Since
Inception       6.39%         6.47%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         18.7%
------------------------------------
Health Care                    14.9%
------------------------------------
Water and Sewer                13.1%
------------------------------------
U.S. Guaranteed                10.7%
------------------------------------
Transportation                 10.7%
------------------------------------
Education and Civic
   Organizations               10.1%
------------------------------------
Utilities                       8.7%
------------------------------------
Other                          13.1%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2 The Fund paid shareholders capital gains and net ordinary income distributions in December 2006 of $0.0491 per share.

                                      NII
                                  Performance
                                    OVERVIEW

Nuveen North Carolina Dividend Advantage Municipal Fund 3
as of 5-31-07

Pie Chart:
Credit Quality (as a % of total investments)
AAA/U.S. Guaranteed             73%
AA                              21%
A                                2%
BBB                              3%
N-R                              1%

Bar Chart:
Monthly Tax-Free Dividends Per Share -- 2006-2007
Jun                          0.0545
Jul                          0.0545
Aug                          0.0545
Sep                          0.0545
Oct                          0.0545
Nov                          0.0545
Dec                          0.0545
Jan                          0.0545
Feb                          0.0545
Mar                          0.0545
Apr                          0.0545
May                          0.0545

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Jun 1, 2006                   14.77
                              14.7
                              14.55
                              14.76
                              14.98
                              14.88
                              14.75
                              14.8
                              14.8
                              14.66
                              14.66
                              14.72
                              14.68
                              14.79
                              14.69
                              14.4
                              14.4
                              14.71
                              14.72
                              14.67
                              14.49
                              14.42
                              14.5
                              14.3
                              14.28
                              14.31
                              14.27
                              14.31
                              14.1
                              14.05
                              14.15
                              14.15
                              14.19
                              14.19
                              14.15
                              14.02
                              14.04
                              14.02
                              14.1
                              14.1
                              14.1
                              14.25
                              14.36
                              14.8999
                              14.67
                              14.66
                              14.5
                              14.4
                              14.24
                              14.25
                              14.4
                              14.3
                              14.27
                              14.27
                              14.2
                              14.2201
                              14.25
                              14.2
                              14.29
                              14.18
                              14.22
                              14.25
                              14.26
                              14.3
                              14.35
                              14.39
                              14.4
                              14.15
                              14.24
                              14.35
                              14.65
                              14.55
                              14.45
                              14.32
                              14.42
                              14.39
                              14.35
                              14.36
                              14.54
                              14.3601
                              14.5
                              14.54
                              14.65
                              14.6881
                              14.46
                              14.46
                              14.49
                              14.4
                              14.35
                              14.3499
                              14.3
                              14.18
                              14.22
                              14.21
                              14.21
                              14.21
                              14.21
                              14.27
                              14.31
                              14.27
                              14.38
                              14.25
                              14.18
                              14.36
                              14.19
                              14.18
                              14.2
                              14.22
                              14.34
                              14.45
                              14.24
                              14.2252
                              14.2
                              14.2
                              14.13
                              14.23
                              14.1
                              14
                              14
                              14.21
                              14.3976
                              14.8
                              14.36
                              14.43
                              14.43
                              14.21
                              14.25
                              14.19
                              14.2
                              14.2401
                              14.18
                              14.22
                              14.22
                              14.3
                              14.49
                              14.49
                              14.46
                              14.31
                              14.19
                              14.14
                              14.14
                              14.19
                              14.25
                              13.93
                              13.99
                              14.04
                              14.05
                              14.04
                              14.05
                              14.05
                              14.21
                              14.36
                              14.3799
                              14.3
                              14.25
                              14.2299
                              14.1
                              14.2
                              14.24
                              14.2899
                              14.1
                              14.21
                              14.24
                              14.2
                              14.24
                              14.25
                              14.23
                              14.15
                              14.29
                              14.29
                              14.2302
                              14.24
                              14.37
                              14.3101
                              14.3101
                              14.3
                              14.36
                              14.3199
                              14.17
                              14.17
                              14.2299
                              14.24
                              14.23
                              14.22
                              14.25
                              14.1801
                              14.25
                              14.3199
                              14.49
                              14.49
                              14.48
                              14.62
                              14.77
                              14.5
                              14.3899
                              14.35
                              14.4
                              14.43
                              14.27
                              14.31
                              14.28
                              14.37
                              14.57
                              14.58
                              14.71
                              14.77
                              14.75
                              14.75
                              14.82
                              14.88
                              14.78
                              14.78
                              15.1
                              14.71
                              14.79
                              15
                              14.83
                              15
                              14.74
                              14.81
                              14.68
                              14.81
                              14.63
                              14.71
                              14.95
                              15.2
                              14.81
                              14.85
                              14.73
                              14.77
                              14.65
                              14.85
                              14.69
                              14.75
                              14.89
                              14.94
                              15.2
                              15.2
                              14.8
                              14.8
                              14.81
                              14.81
                              14.82
                              14.65
                              14.59
                              14.8
                              14.49
                              14.4
                              14.4
                              14.6
                              14.6
                              14.69
                              14.643
May 31, 2007                  14.64


FUND SNAPSHOT
------------------------------------
Common Share Price            $14.64
------------------------------------
Common Share
Net Asset Value               $14.38
------------------------------------
Premium/(Discount) to NAV      1.81%
------------------------------------
Market Yield                   4.47%
------------------------------------
Taxable-Equivalent Yield1      6.75%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $56,511
------------------------------------
Average Effective Maturity
on Securities (Years)          14.67
------------------------------------
Leverage-Adjusted Duration      8.37
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year          6.23%         5.48%
------------------------------------
Since
Inception       4.60%         5.31%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Water and Sewer                19.6%
------------------------------------
Tax Obligation/Limited         18.0%
------------------------------------
U.S. Guaranteed                13.9%
------------------------------------
Tax Obligation/General         13.0%
------------------------------------
Utilities                       9.6%
------------------------------------
Health Care                     9.6%
------------------------------------
Transportation                  5.5%
------------------------------------
Other                          10.8%
------------------------------------

1 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 33.8%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

Report of
INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN GEORGIA PREMIUM INCOME MUNICIPAL FUND
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN GEORGIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN NORTH CAROLINA PREMIUM INCOME MUNICIPAL FUND
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 2
NUVEEN NORTH CAROLINA DIVIDEND ADVANTAGE MUNICIPAL FUND 3


We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2 and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (the Funds) as of May 31, 2007, and the related statements of operations and cash flows (Nuveen North Carolina Dividend Advantage Municipal Fund only) for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Georgia Premium Income Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund, Nuveen Georgia Dividend Advantage Municipal Fund 2, Nuveen North Carolina Premium Income Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund, Nuveen North Carolina Dividend Advantage Municipal Fund 2 and Nuveen North Carolina Dividend Advantage Municipal Fund 3 at May 31, 2007, the results of their operations and cash flows (Nuveen North Carolina Dividend Advantage Municipal Fund only) for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
July 19, 2007

NPG
Nuveen Georgia Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 5.5% (3.8% OF TOTAL INVESTMENTS)

$       2,000   Cartersville Development Authority, Georgia, Water and Wastewater    11/07 at 101.00          A1     $    2,023,020
                 Facilities Revenue Refunding Bonds, Anheuser Busch Companies
                 Inc., Series 1997, 6.125%, 5/01/27 (Alternative Minimum Tax)

        1,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          1,048,390
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Consumer Staples                                                                                    3,071,410
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 19.0% (13.1% OF TOTAL INVESTMENTS)

        1,000   Athens-Clarke County Unified Government Development Authority,       12/12 at 100.00         AAA          1,053,290
                 Georgia, Educational Facilities Revenue Bonds, UGAREF CCRC
                 Building LLC Project, Series 2002, 5.000%, 12/15/16 -
                 AMBAC Insured

                Atlanta Urban Residential Finance Authority, Georgia, Dormitory
                Facility Revenue Refunding Bonds, Morehouse College Project,
                Series 1995:
        1,210    5.750%, 12/01/20 - MBIA Insured                                      6/07 at 101.00         AAA          1,221,906
        1,375    5.750%, 12/01/25 - MBIA Insured                                      6/07 at 101.00         AAA          1,387,953

        1,550   Bulloch County Development Authority, Georgia, Student Housing        8/14 at 100.00         Aaa          1,653,184
                 and Athletic Facility Lease Revenue Bonds, Georgia Southern
                 University, Series 2004, 5.250%, 8/01/21 - XLCA Insured

          700   Carrollton Payroll Development Authority, Georgia, Student Housing    9/14 at 100.00         Aaa            729,974
                 Revenue Bonds, University of West Georgia, Series 2004A,
                 5.000%, 9/01/21 - XLCA Insured

        1,535   Fulton County Development Authority, Georgia, Revenue Bonds,          5/14 at 100.00         AAA          1,654,500
                 Georgia Tech Molecular Science Building, Series 2004,
                 5.250%, 5/01/15 - MBIA Insured

        1,180   Savannah Economic Development Authority, Georgia, Revenue             7/15 at 100.00         AAA          1,235,448
                 Bonds, Armstrong Atlantic State University, Compass Point LLC
                 Project, Series 2005, 5.000%, 7/01/25 - XLCA Insured

        1,500   Savannah Economic Development Authority, Georgia, Revenue            12/15 at 100.00         AAA          1,561,635
                 Bonds, Armstrong Center LLC, Series 2005A, 5.000%, 12/01/34 -
                 XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,050   Total Education and Civic Organizations                                                                  10,497,890
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 34.3% (23.7% OF TOTAL INVESTMENTS)

        2,300   Chatham County Hospital Authority, Savannah, Georgia, Hospital        7/11 at 101.00        BBB+          2,451,754
                 Revenue Improvement Bonds, Memorial Health University
                 Medical Center Inc., Series 2001A, 6.125%, 1/01/24

          500   Clark County Hospital Authority, Georgia, Hospital Revenue Bonds,     1/17 at 100.00         AAA            525,030
                 Athens Regional Medical Center, Series 2007, 5.000%, 1/01/27 -
                 MBIA Insured

        2,000   Clarke County Hospital Authority, Georgia, Hospital Revenue           1/12 at 101.00         AAA          2,073,520
                 Certificates, Athens Regional Medical Center, Series 2002,
                 5.125%, 1/01/32 - MBIA Insured

          900   Coffee County Hospital Authority, Georgia, Revenue Bonds,            12/14 at 100.00        BBB+            930,123
                 Coffee County Regional Medical Center, Series 2004,
                 5.250%, 12/01/22

        3,000   Floyd County Hospital Authority, Georgia, Revenue Anticipation        7/12 at 101.00         Aaa          3,142,380
                 Certificates, Floyd Medical Center Project, Series 2002,
                 5.200%, 7/01/32 - MBIA Insured

        1,090   Floyd County Hospital Authority, Georgia, Revenue Anticipation        7/13 at 101.00         Aaa          1,146,615
                 Certificates, Floyd Medical Center, Series 2003,
                 5.000%, 7/01/19 - MBIA Insured

        1,750   Gainesville and Hall County Hospital Authority, Georgia,              5/11 at 100.00          A-          1,806,963
                 Revenue Anticipation Certificates, Northeast Georgia Health
                 Services Inc., Series 2001, 5.500%, 5/15/31

        3,750   Gwinnett County Hospital Authority, Georgia, Revenue Anticipation     2/12 at 102.00         AAA          3,980,700
                 Certificates, Gwinnett Hospital System Inc. Project, Series 1997B,
                 5.300%, 9/01/27 - MBIA Insured


                                       19

NPG
Nuveen Georgia Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,060   Henry County Hospital Authority, Georgia, Revenue Certificates,       7/14 at 101.00         Aaa     $    1,119,021
                 Henry Medical Center, Series 2004, 5.000%, 7/01/20 -
                 MBIA Insured

        1,000   Savannah Hospital Authority, Georgia, Revenue Bonds,                  1/14 at 100.00          AA          1,053,640
                 St. Joseph's/Candler Health System, Series 2003,
                 5.250%, 7/01/23 - RAAI Insured

          750   Valdosta and Lowndes County Hospital Authority, Georgia,             10/17 at 100.00          A+            766,350
                 Revenue Certificates, South Georgia Medical Center,
                 Series 2007, 5.000%, 10/01/33

------------------------------------------------------------------------------------------------------------------------------------
       18,100   Total Health Care                                                                                        18,996,096
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.7% (1.2% OF TOTAL INVESTMENTS)

          900   Georgia Housing and Finance Authority, Single Family Mortgage        12/11 at 100.00         AAA            924,327
                 Bonds, Series 2002B-2, 5.350%, 12/01/22 (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.0% (0.6% OF TOTAL INVESTMENTS)

          500   Savannah Economic Development Authority, Georgia, Revenue             7/12 at 100.00         AAA            519,515
                 Bonds, GTREP Project, Series 2002, 5.000%, 7/01/22 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 3.4% (2.3% OF TOTAL INVESTMENTS)

          750   Effingham County Industrial Development Authority, Georgia,           6/11 at 101.00          B2            790,830
                 Pollution Control Revenue Refunding Bonds, Georgia-Pacific
                 Project, Series 2001, 6.500%, 6/01/31

        1,000   Richmond County Development Authority, Georgia, Environmental         2/11 at 101.00         BBB          1,060,870
                 Improvement Revenue Bonds, International Paper Company,
                 Series 2001A, 6.250%, 2/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,750   Total Materials                                                                                           1,851,700
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 6.3% (4.4% OF TOTAL INVESTMENTS)

        1,000   Georgia, General Obligation Bonds, Series 2002D, 5.000%, 8/01/16      8/12 at 100.00         AAA          1,053,080

        1,000   Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15        No Opt. Call         AAA          1,078,120

          800   Puerto Rico, General Obligation and Public Improvement Bonds,         7/14 at 100.00        BBB-            844,704
                 Series 2004A, 5.250%, 7/01/22

          500   Wayne County Hospital Authority, Georgia, Hospital Revenue Bonds,     3/16 at 100.00         Aaa            521,745
                 Series 2006, 5.000%, 3/01/23 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,300   Total Tax Obligation/General                                                                              3,497,649
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 30.1% (20.8% OF TOTAL INVESTMENTS)

        5,000   Atlanta and Fulton County Recreation Authority, Georgia,             12/15 at 100.00         AAA          5,245,198
                 Guaranteed Revenue Bonds, Park Improvement, Series 2005A,
                 5.000%, 12/01/30 - MBIA Insured

        2,000   Cobb-Marietta Coliseum and Exhibit Hall Authority, Cobb County,       1/14 at 100.00         AAA          2,106,400
                 Georgia, Revenue Bonds, Performing Arts Center, Series 2004,
                 5.000%, 1/01/22

        3,475   Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia,          10/19 at 100.00         AAA          4,009,837
                 Revenue Refunding Bonds, Series 1993, 5.625%, 10/01/26 -
                 MBIA Insured

        2,600   Macon-Bibb County Urban Development Authority, Georgia,               8/12 at 101.00          AA          2,784,418
                 Revenue Refunding Bonds, Public Facilities Projects,
                 Series 2002A, 5.375%, 8/01/17

          725   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax        No Opt. Call         AAA            823,404
                 Revenue Bonds, Series 2007, 5.250%, 7/01/32 - FGIC Insured

        1,000   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax        No Opt. Call         AAA          1,155,460
                 Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 -
                 AMBAC Insured

          500   Puerto Rico Infrastructure Financing Authority, Special Tax Revenue   7/15 at 100.00        BBB-            512,505
                 Bonds, Series 2005B, 5.000%, 7/01/41

------------------------------------------------------------------------------------------------------------------------------------
       15,300   Total Tax Obligation/Limited                                                                             16,637,222
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 4.3% (3.0% OF TOTAL INVESTMENTS)

        2,290   Atlanta, Georgia, Airport General Revenue Bonds, Series 2004G,        1/15 at 100.00         AAA          2,387,440
                 5.000%, 1/01/26 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       20

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 14.4% (10.0% OF TOTAL INVESTMENTS) (4)

$         735   Coweta County Development Authority, Georgia, Revenue Bonds,          1/13 at 100.00         Aaa     $      784,142
                 Newnan Water and Sewer, and Light Commission Project,
                 Series 2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) -
                 FGIC Insured

        3,165   Coweta County Water and Sewer Authority, Georgia, Revenue             6/11 at 102.00         Aaa          3,375,473
                 Bonds, Series 2001, 5.250%, 6/01/26 (Pre-refunded 6/01/11)

        2,500   DeKalb County, Georgia, Water and Sewerage Revenue Bonds,            10/10 at 101.00         AAA          2,623,500
                 Series 2000, 5.125%, 10/01/31 (Pre-refunded 10/01/10)

        1,000   Fairburn, Georgia, Combined Utility Revenue Bonds, Series 2000,      10/10 at 101.00     BBB (4)          1,065,870
                 5.750%, 10/01/20 (Pre-refunded 10/01/10)

                Georgia Municipal Electric Authority, Project One Special Obligation
                Bonds, Fifth Crossover Series 1998Y:
           85    6.400%, 1/01/09 (ETM)                                                  No Opt. Call      A+ (4)             88,408
           10    6.400%, 1/01/09 (ETM)                                                  No Opt. Call      A+ (4)             10,401

           25   Georgia Municipal Electric Authority, Senior Lien General Power       1/17 at 100.00         AAA             27,206
                 Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 (Pre-refunded
                 1/01/17) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,520   Total U.S. Guaranteed                                                                                     7,975,000
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 8.8% (6.1% OF TOTAL INVESTMENTS)

        1,000   Georgia Municipal Electric Authority, General Power Revenue           1/17 at 100.00         AAA          1,054,870
                 Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 -
                 MBIA Insured

        1,655   Georgia Municipal Electric Authority, Project One Special               No Opt. Call          A+          1,719,495
                 Obligation Bonds, Fifth Crossover Series 1998Y, 6.400%, 1/01/09

          975   Georgia Municipal Electric Authority, Senior Lien General Power         No Opt. Call         AAA          1,068,054
                 Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 - FGIC Insured

        1,000   Municipal Electric Authority of Georgia, Project One Subordinated     1/13 at 100.00         AAA          1,039,410
                 Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,630   Total Utilities                                                                                           4,881,829
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 14.3% (10.0% OF TOTAL INVESTMENTS)

                Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004:
        1,225    5.000%, 11/01/24 - FSA Insured                                      11/14 at 100.00         AAA          1,282,477
          500    5.000%, 11/01/37 - FSA Insured                                      11/14 at 100.00         AAA            520,235

                Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002:
          500    5.000%, 10/01/16 - FSA Insured                                      10/12 at 100.00         AAA            525,785
        1,990    5.000%, 10/01/17 - FSA Insured                                      10/12 at 100.00         AAA          2,081,898

          335   Coweta County Water and Sewer Authority, Georgia, Revenue             6/11 at 102.00         Aaa            353,629
                 Bonds, Series 2001, 5.250%, 6/01/26

        1,950   Fulton County, Georgia, Water and Sewerage Revenue Bonds,             1/14 at 100.00         AAA          2,046,857
                 Series 2004, 5.000%, 1/01/22 - FGIC Insured

        1,000   Midgeville, Georgia, Water and Sewerage Revenue Refunding               No Opt. Call         AAA          1,172,410
                 Bonds, Series 1996, 6.000%, 12/01/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,500   Total Water and Sewer                                                                                     7,983,291
------------------------------------------------------------------------------------------------------------------------------------
$      74,840   Total Long-Term Investments (cost $76,244,910) - 143.1%                                                  79,223,369
=============-----------------------------------------------------------------------------------------------------------------------


                                       21

NPG
Nuveen Georgia Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL
AMOUNT (000)    DESCRIPTION (1)                                                                         RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 1.5% (1.0% OF TOTAL INVESTMENTS)

$         800   Puerto Rico Government Development Bank, Adjustable Refunding                               A-1+     $      800,000
                 Bonds, Variable Rate Demand Obligations, Series 1985,
                 3.610%, 12/01/15 - MBIA Insured (5)
=============-----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $800,000)                                                                800,000
                --------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $77,044,910) - 144.6%                                                            80,023,369
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.6%                                                                      3,136,082
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.2)%                                                        (27,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  55,359,451
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

                  (ETM)  Escrowed to maturity.

                                 See accompanying notes to financial statements.

NZX
Nuveen Georgia Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.7% (1.8% OF TOTAL INVESTMENTS)

$         750   DeKalb County Development Authority, Georgia, Pollution Control      12/12 at 101.00          B-     $      772,328
                 Revenue Refunding Bonds, General Motors Corporation Projects,
                 Series 2002, 6.000%, 3/15/21
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 3.7% (2.5% OF TOTAL INVESTMENTS)

        1,000   Cartersville Development Authority, Georgia, Waste and                2/12 at 100.00          A1          1,070,820
                 Wastewater Facilities Revenue Refunding Bonds, Anheuser
                 Busch Cos. Inc. Project, Series 2002, 5.950%, 2/01/32
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 22.9% (15.3% OF TOTAL INVESTMENTS)

        1,000   Athens Housing Authority, Georgia, Student Housing Lease Revenue     12/12 at 100.00         Aaa          1,051,840
                 Bonds, UGAREF East Campus Housing LLC Project, Series 2002,
                 5.250%, 12/01/21 - AMBAC Insured

        1,475   Bulloch County Development Authority, Georgia, Student Housing        8/14 at 100.00         Aaa          1,574,135
                 and Athletic Facility Lease Revenue Bonds, Georgia Southern
                 University, Series 2004, 5.250%, 8/01/20 - XLCA Insured

        1,620   Bulloch County Development Authority, Georgia, Student Housing        8/12 at 100.00         Aaa          1,689,854
                 Lease Revenue Bonds, Georgia Southern University,
                 Series 2002, 5.000%, 8/01/20 - AMBAC Insured

          500   Carrollton Payroll Development Authority, Georgia, Student            9/14 at 100.00         Aaa            521,410
                 Housing Revenue Bonds, University of West Georgia,
                 Series 2004A, 5.000%, 9/01/21 - XLCA Insured

        1,000   Fulton County Development Authority, Georgia, Revenue Bonds,          4/12 at 100.00         AAA          1,040,600
                 Georgia Tech Athletic Association, Series 2001, 5.000%, 10/01/20 -
                 AMBAC Insured

          200   Gainesville Redevelopment Authority, Georgia, Educational             3/17 at 100.00         N/R            203,208
                 Facilities Revenue Bonds, Riverside Military Academy Project,
                 Series 2007, 5.125%, 3/01/37

          500   Savannah Economic Development Authority, Georgia, Revenue            12/15 at 100.00         AAA            520,545
                 Bonds, Armstrong Center LLC, Series 2005A, 5.000%, 12/01/34 -
                 XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,295   Total Education and Civic Organizations                                                                   6,601,592
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 2.3% (1.5% OF TOTAL INVESTMENTS)

          650   Virgin Islands Public Finance Authority, Revenue Bonds, Refinery      1/15 at 100.00         BBB            649,487
                 Project Hovensa LLC, Series 2007, 4.700%, 7/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 35.0% (23.3% OF TOTAL INVESTMENTS)

          150   Baldwin County Hospital Authority, Georgia, Revenue Bonds,           12/07 at 102.00         BB+            150,039
                 Oconee Regional Medical Center, Series 1997,
                 5.250%, 12/01/12

          190   Baldwin County Hospital Authority, Georgia, Revenue Bonds,           12/08 at 102.00         BB+            188,566
                 Oconee Regional Medical Center, Series 1998, 5.375%, 12/01/28

          380   Chatham County Hospital Authority, Savannah, Georgia, Hospital        7/11 at 101.00        BBB+            405,072
                 Revenue Improvement Bonds, Memorial Health University
                 Medical Center Inc., Series 2001A, 6.125%, 1/01/24

          500   Clark County Hospital Authority, Georgia, Hospital Revenue Bonds,     1/17 at 100.00         AAA            525,030
                 Athens Regional Medical Center, Series 2007, 5.000%, 1/01/27 -
                 MBIA Insured

        1,000   Clarke County Hospital Authority, Georgia, Hospital Revenue           1/12 at 101.00         AAA          1,058,260
                 Certificates, Athens Regional Medical Center, Series 2002,
                 5.375%, 1/01/19 - MBIA Insured

          500   Coffee County Hospital Authority, Georgia, Revenue Bonds,            12/14 at 100.00        BBB+            516,735
                 Coffee County Regional Medical Center, Series 2004,
                 5.250%, 12/01/22

        1,250   Gainesville and Hall County Hospital Authority, Georgia, Revenue      5/11 at 100.00          A-          1,290,688
                 Anticipation Certificates, Northeast Georgia Health Services Inc.,
                 Series 2001, 5.500%, 5/15/31


                                       23

NZX
Nuveen Georgia Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       1,900   Gwinnett County Hospital Authority, Georgia, Revenue Anticipation     2/12 at 102.00         AAA     $    2,016,888
                 Certificates, Gwinnett Hospital System Inc. Project, Series 1997B,
                 5.300%, 9/01/27 - MBIA Insured

          500   Henry County Hospital Authority, Georgia, Revenue Certificates,       7/14 at 101.00         Aaa            527,840
                 Henry Medical Center, Series 2004, 5.000%, 7/01/20 -
                 MBIA Insured

          500   Savannah Hospital Authority, Georgia, Revenue Bonds,                  1/14 at 100.00          AA            526,820
                 St. Joseph's/Candler Health System, Series 2003,
                 5.250%, 7/01/23 - RAAI Insured

        2,000   Valdosta and Lowndes County Hospital Authority, Georgia,             10/12 at 101.00         AAA          2,109,340
                 Revenue Certificates, South Georgia Medical Center,
                 Series 2002, 5.250%, 10/01/27 - AMBAC Insured

          750   Valdosta and Lowndes County Hospital Authority, Georgia,             10/17 at 100.00          A+            766,350
                 Revenue Certificates, South Georgia Medical Center,
                 Series 2007, 5.000%, 10/01/33

------------------------------------------------------------------------------------------------------------------------------------
        9,620   Total Health Care                                                                                        10,081,628
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 12.7% (8.5% OF TOTAL INVESTMENTS)

          650   Georgia Housing and Finance Authority, Single Family Mortgage        12/11 at 100.00         AAA            667,570
                 Bonds, Series 2002B-2, 5.350%, 12/01/22
                 (Alternative Minimum Tax)

        1,000   Georgia Housing and Finance Authority, Single Family Mortgage        12/15 at 100.00         AAA            956,730
                 Bonds, Series 2006C-2, 4.500%, 12/01/27
                 (Alternative Minimum Tax)

        2,000   Georgia Housing and Finance Authority, Single Family Mortgage        12/11 at 100.00         AAA          2,048,080
                 Resolution 1 Bonds, Series 2002A-2, 5.450%, 12/01/22
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,650   Total Housing/Single Family                                                                               3,672,380
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 2.7% (1.8% OF TOTAL INVESTMENTS)

          750   Savannah Economic Development Authority, Georgia, Revenue             7/12 at 100.00         AAA            782,235
                 Bonds, GTREP Project, Series 2002, 5.000%, 7/01/19 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.6% (1.7% OF TOTAL INVESTMENTS)

          500   Fulton County Residential Care Facilities Authority, Georgia,         7/17 at 100.00         N/R            503,700
                 Revenue Bonds, Elderly Care, Lenbrook Square Project,
                 Series 2006A, 5.125%, 7/01/42

          250   Medical Center Hospital Authority, Georgia, Revenue Bonds,              No Opt. Call         N/R            253,073
                 Spring Harbor at Green Island, Series 2007, 5.000%, 7/01/11

------------------------------------------------------------------------------------------------------------------------------------
          750   Total Long-Term Care                                                                                        756,773
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 2.3% (1.5% OF TOTAL INVESTMENTS)

           20   Richmond County Development Authority, Georgia, Environmental        11/13 at 100.00         BBB             21,055
                 Improvement Revenue Bonds, International Paper Company,
                 Series 2003A, 5.750%, 11/01/27 (Alternative Minimum Tax)

          600   Richmond County Development Authority, Georgia, Environmental         2/12 at 101.00         BBB            638,040
                 Improvement Revenue Refunding Bonds, International Paper
                 Company, Series 2002A, 6.000%, 2/01/25
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          620   Total Materials                                                                                             659,095
------------------------------------------------------------------------------------------------------------------------------------


                                       24

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL - 4.0% (2.7% OF TOTAL INVESTMENTS)

$         500   Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15        No Opt. Call         AAA     $      539,060

          595   Puerto Rico, General Obligation and Public Improvement Bonds,         7/14 at 100.00        BBB-            628,249
                 Series 2004A, 5.250%, 7/01/22

------------------------------------------------------------------------------------------------------------------------------------
        1,095   Total Tax Obligation/General                                                                              1,167,309
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 7.3% (4.8% OF TOTAL INVESTMENTS)

        1,525   Macon-Bibb County Urban Development Authority, Georgia,               8/12 at 101.00          AA          1,614,716
                 Revenue Refunding Bonds, Public Facilities Projects,
                 Series 2002A, 5.000%, 8/01/14

          425   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax        No Opt. Call         AAA            482,685
                 Revenue Bonds, Series 2007, 5.250%, 7/01/32 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,950   Total Tax Obligation/Limited                                                                              2,097,401
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.6% (2.4% OF TOTAL INVESTMENTS)

        1,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds,            1/10 at 101.00         AAA          1,043,780
                 Series 2000A, 5.400%, 1/01/15 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 27.7% (18.5% OF TOTAL INVESTMENTS) (4)

          600   Atlanta Development Authority, Georgia, Revenue Bonds, Yamacraw       1/12 at 100.00         AAA            629,400
                 Design Center Project, Series 2001A, 5.125%, 1/01/27
                 (Pre-refunded 1/01/12) - MBIA Insured

        1,500   Coweta County Development Authority, Georgia, Revenue Bonds,          1/13 at 100.00         Aaa          1,600,290
                 Newnan Water and Sewer, and Light Commission Project,
                 Series 2002, 5.250%, 1/01/18 (Pre-refunded 1/01/13) -
                 FGIC Insured

        2,000   Georgia, General Obligation Bonds, Series 2002D,                      8/12 at 100.00         AAA          2,106,240
                 5.000%, 8/01/18 (Pre-refunded 8/01/12)

        1,200   Private Colleges and Universities Authority, Georgia, Revenue        10/11 at 102.00    Baa2 (4)          1,306,200
                 Bonds, Mercer University, Series 2001, 5.750%, 10/01/31
                 (Pre-refunded 10/01/11)

        1,000   Rockdale County Water and Sewerage Authority, Georgia, Revenue        1/10 at 101.00         AAA          1,047,070
                 Bonds, Series 1999A, 5.375%, 7/01/29 (Pre-refunded 1/01/10) -
                 MBIA Insured

        1,200   Summerville, Georgia, Combined Public Utility System Revenue          1/12 at 101.00    Baa3 (4)          1,298,952
                 Refunding and Improvement Bonds, Series 2002,
                 5.750%, 1/01/26 (Pre-refunded 1/01/12)

------------------------------------------------------------------------------------------------------------------------------------
        7,500   Total U.S. Guaranteed                                                                                     7,988,152
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 1.8% (1.2% OF TOTAL INVESTMENTS)

          500   Municipal Electric Authority of Georgia, Combustion Turbine          11/13 at 100.00         AAA            536,510
                 Revenue Bonds, Series 2003A, 5.250%, 11/01/15 -
                 MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                                       25

NZX
Nuveen Georgia Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 18.8% (12.5% OF TOTAL INVESTMENTS)

$       1,200   Atlanta, Georgia, Water and Wastewater Revenue Bonds,                11/14 at 100.00         AAA     $    1,256,304
                 Series 2004, 5.000%, 11/01/24 - FSA Insured

        2,065   Augusta, Georgia, Water and Sewerage Revenue Bonds,                  10/12 at 100.00         AAA          2,171,489
                 Series 2002, 5.000%, 10/01/16 - FSA Insured

          500   Fulton County, Georgia, Water and Sewerage Revenue Bonds,             1/14 at 100.00         AAA            524,835
                 Series 2004, 5.000%, 1/01/22 - FGIC Insured

        1,395   Macon Water Authority, Georgia, Water and Sewer Revenue Bonds,       10/11 at 101.00         AA-          1,456,896
                 Series 2001B, 5.000%, 10/01/21

------------------------------------------------------------------------------------------------------------------------------------
        5,160   Total Water and Sewer                                                                                     5,409,524
------------------------------------------------------------------------------------------------------------------------------------
$      41,290   Total Investments (cost $42,020,135) - 150.1%                                                            43,289,014
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.9%                                                                        542,146
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (52.0)%                                                        (15,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  28,831,160
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                  NOTIONAL    PAY/RECEIVE       FLOATING RATE   FIXED RATE          PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT  FLOATING RATE               INDEX  (ANNUALIZED)       FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs   $1,000,000            Pay   3-Month USD-LIBOR        5.375%   Semi-Annually    4/23/08       4/23/30       $(29,585)
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                                 See accompanying notes to financial statements.

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER DISCRETIONARY - 2.7% (1.9% OF TOTAL INVESTMENTS)

$       1,750   DeKalb County Development Authority, Georgia, Pollution Control      12/12 at 101.00          B-     $    1,802,098
                 Revenue Refunding Bonds, General Motors Corporation
                 Projects, Series 2002, 6.000%, 3/15/21
------------------------------------------------------------------------------------------------------------------------------------


                CONSUMER STAPLES - 3.2% (2.2% OF TOTAL INVESTMENTS)

        2,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB          2,096,780
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 17.0% (11.4% OF TOTAL INVESTMENTS)

                Athens Housing Authority, Georgia, Student Housing Lease Revenue
                Bonds, UGAREF East Campus Housing LLC Project, Series 2002:
        3,500    5.000%, 12/01/27 - AMBAC Insured                                    12/12 at 100.00         Aaa          3,611,090
        2,500    5.000%, 12/01/33 - AMBAC Insured                                    12/12 at 100.00         Aaa          2,571,950

        1,225   Athens-Clarke County Unified Government Development                  12/12 at 100.00         AAA          1,283,751
                 Authority, Georgia, Educational Facilities Revenue Bonds,
                 UGAREF CCRC Building LLC Project, Series 2002,
                 5.000%, 12/15/18 - AMBAC Insured

        2,000   Fulton County Development Authority, Georgia, Revenue Bonds,         11/13 at 100.00         AAA          2,089,120
                 Georgia Tech - Klaus Parking and Family Housing, Series 2003,
                 5.000%, 11/01/23 - MBIA Insured

        1,050   Fulton County Development Authority, Georgia, Revenue Bonds,          2/12 at 100.00         AAA          1,084,304
                 TUFF Morehouse Project, Series 2002A, 5.000%, 2/01/34 -
                 AMBAC Insured

          500   Gainesville Redevelopment Authority, Georgia, Educational             3/17 at 100.00         N/R            508,020
                 Facilities Revenue Bonds, Riverside Military Academy Project,
                 Series 2007, 5.125%, 3/01/37

------------------------------------------------------------------------------------------------------------------------------------
       10,775   Total Education and Civic Organizations                                                                  11,148,235
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 26.1% (17.7% OF TOTAL INVESTMENTS)

          150   Baldwin County Hospital Authority, Georgia, Revenue Bonds,           12/07 at 102.00         BB+            150,039
                 Oconee Regional Medical Center, Series 1997, 5.250%, 12/01/12

                Baldwin County Hospital Authority, Georgia, Revenue Bonds,
                Oconee Regional Medical Center, Series 1998:
           40    5.250%, 12/01/22                                                    12/08 at 102.00         BB+             39,256
          265    5.375%, 12/01/28                                                    12/08 at 102.00         BB+            262,999

        1,000   Chatham County Hospital Authority, Savannah, Georgia, Hospital        1/14 at 100.00        BBB+          1,036,940
                 Revenue Bonds, Memorial Health University Medical Center Inc.,
                 Series 2004A, 5.375%, 1/01/26

                Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee
                County Regional Medical Center, Series 2004:
          165    5.000%, 12/01/19                                                    12/14 at 100.00        BBB+            168,234
        1,000    5.250%, 12/01/22                                                    12/14 at 100.00        BBB+          1,033,470

                Floyd County Hospital Authority, Georgia, Revenue Anticipation
                Certificates, Floyd Medical Center Project, Series 2002:
        1,480    5.000%, 7/01/22 - MBIA Insured                                       7/12 at 101.00         Aaa          1,538,386
        1,000    5.200%, 7/01/32 - MBIA Insured                                       7/12 at 101.00         Aaa          1,047,460

        1,305   Gainesville and Hall County Hospital Authority, Georgia,              5/11 at 100.00          A-          1,347,478
                 Revenue Anticipation Certificates, Northeast Georgia Health
                 Services Inc., Series 2001, 5.500%, 5/15/31

                Newnan Hospital Authority, Georgia, Revenue Anticipation
                Certificates, Newnan Hospital Inc., Series 2002:
        2,260    5.500%, 1/01/19 - MBIA Insured                                       1/13 at 100.00         Aaa          2,413,477
        3,020    5.500%, 1/01/20 - MBIA Insured                                       1/13 at 100.00         Aaa          3,223,548


                                       27

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       2,000   Savannah Hospital Authority, Georgia, Revenue Bonds,                  1/14 at 100.00          AA     $    2,107,280
                 St. Joseph's/Candler Health System, Series 2003,
                 5.250%, 7/01/23 - RAAI Insured

        1,945   Tift County Hospital Authority, Georgia, Revenue Anticipation        12/12 at 101.00         Aaa          2,055,145
                 Bonds, Tift Regional Medical Center, Series 2002,
                 5.250%, 12/01/19 - AMBAC Insured

          750   Valdosta and Lowndes County Hospital Authority, Georgia,             10/17 at 100.00          A+            766,350
                 Revenue Certificates, South Georgia Medical Center,
                 Series 2007, 5.000%, 10/01/33

------------------------------------------------------------------------------------------------------------------------------------
       16,380   Total Health Care                                                                                        17,190,062
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 4.6% (3.1% OF TOTAL INVESTMENTS)

                Savannah Economic Development Authority, Georgia, GNMA
                Collateralized Multifamily Housing Revenue Bonds, Snap I-II-III
                Apartments, Series 2002A:
          500    5.150%, 11/20/22 (Alternative Minimum Tax)                          11/12 at 102.00         AAA            512,380
          980    5.200%, 11/20/27 (Alternative Minimum Tax)                          11/12 at 102.00         AAA            998,679
        1,465    5.250%, 11/20/32 (Alternative Minimum Tax)                          11/12 at 102.00         AAA          1,496,263

------------------------------------------------------------------------------------------------------------------------------------
        2,945   Total Housing/Multifamily                                                                                 3,007,322
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 3.9% (2.6% OF TOTAL INVESTMENTS)

        1,700   Georgia Housing and Finance Authority, Single Family Mortgage        12/12 at 100.00         AAA          1,736,346
                 Bonds, Series 2002C-2, 5.100%, 12/01/22 (Alternative
                 Minimum Tax)

          170   Georgia Housing and Finance Authority, Single Family Mortgage        12/15 at 100.00         AAA            161,730
                 Bonds, Series 2006C-2, 4.550%, 12/01/31 (Alternative
                 Minimum Tax)

          660   Georgia Housing and Finance Authority, Single Family Mortgage         6/11 at 100.00         AAA            665,254
                 Resolution 1 Bonds, Series 2001B-2, 5.400%, 12/01/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,530   Total Housing/Single Family                                                                               2,563,330
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 3.4% (2.3% OF TOTAL INVESTMENTS)

        2,190   Cobb County Development Authority, Georgia, Solid Waste Disposal      4/16 at 101.00         BBB          2,205,352
                 Revenue Bonds, Georgia Waste Management Project,
                 Series 2004A, 5.000%, 4/01/33 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.9% (1.3% OF TOTAL INVESTMENTS)

        1,000   Fulton County Residential Care Facilities Authority, Georgia,         7/17 at 100.00         N/R          1,007,400
                 Revenue Bonds, Elderly Care, Lenbrook Square Project,
                 Series 2006A, 5.125%, 7/01/42

          250   Medical Center Hospital Authority, Georgia, Revenue Bonds,              No Opt. Call         N/R            253,073
                 Spring Harbor at Green Island, Series 2007, 5.000%, 7/01/11

------------------------------------------------------------------------------------------------------------------------------------
        1,250   Total Long-Term Care                                                                                      1,260,473
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 2.6% (1.8% OF TOTAL INVESTMENTS)

        1,000   Richmond County Development Authority, Georgia,                       2/11 at 101.00         BBB          1,060,870
                 Environmental Improvement Revenue Bonds, International
                 Paper Company, Series 2001A, 6.250%, 2/01/25
                 (Alternative Minimum Tax)

          250   Richmond County Development Authority, Georgia, Environmental         2/12 at 101.00         BBB            265,850
                 Improvement Revenue Refunding Bonds, International Paper
                 Company, Series 2002A, 6.000%, 2/01/25 (Alternative
                 Minimum Tax)

          370   Savannah Economic Development Authority, Georgia, Pollution             No Opt. Call        Baa3            414,652
                 Control Revenue Bonds, Union Camp Corporation, Series 1995,
                 6.150%, 3/01/17

------------------------------------------------------------------------------------------------------------------------------------
        1,620   Total Materials                                                                                           1,741,372
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 10.8% (7.3% OF TOTAL INVESTMENTS)

        1,000   Forsyth County, Georgia, General Obligation Bonds, Series 2004,       3/14 at 101.00          AA          1,078,250
                 5.250%, 3/01/19

          750   Georgia, General Obligation Bonds, Series 1998D, 5.250%, 10/01/15       No Opt. Call         AAA            823,088

        1,000   Georgia, General Obligation Bonds, Series 2005B, 5.000%, 7/01/15        No Opt. Call         AAA          1,078,120


                                       28

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Oconee County, Georgia, General Obligation Bonds, Recreation
                Project, Series 2003:
$       1,410    5.500%, 1/01/23 - AMBAC Insured                                      1/13 at 101.00         Aaa     $    1,522,476
        1,470    5.250%, 1/01/26 - AMBAC Insured                                      1/13 at 101.00         Aaa          1,565,271

        1,000   Wayne County Hospital Authority, Georgia, Hospital Revenue            3/16 at 100.00         Aaa          1,043,490
                 Bonds, Series 2006, 5.000%, 3/01/23 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,630   Total Tax Obligation/General                                                                              7,110,695
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 20.2% (13.7% OF TOTAL INVESTMENTS)

          750   Georgia Municipal Association Inc., Certificates of Participation,    6/12 at 101.00         AAA            786,863
                 Atlanta Court Project, Series 2002, 5.125%, 12/01/21 -
                 AMBAC Insured

          855   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax        No Opt. Call         AAA            971,049
                 Revenue Bonds, Series 2007, 5.250%, 7/01/32 - FGIC Insured

        2,500   Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax        No Opt. Call         AAA          2,888,650
                 Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 -
                 AMBAC Insured

          500   Puerto Rico Infrastructure Financing Authority, Special Tax           7/15 at 100.00        BBB-            512,505
                 Revenue Bonds, Series 2005B, 5.000%, 7/01/41

        2,500   Puerto Rico Municipal Finance Agency, Series 2002A,                   8/12 at 100.00         AAA          2,589,525
                 5.000%, 8/01/27 - FSA Insured

        5,000   Puerto Rico Public Buildings Authority, Guaranteed Government           No Opt. Call         AAA          5,567,796
                 Facilities Revenue Refunding Bonds, Series 2002F,
                 5.250%, 7/01/21 - CIFG Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,105   Total Tax Obligation/Limited                                                                             13,316,388
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.8% (3.9% OF TOTAL INVESTMENTS)

        3,650   Atlanta, Georgia, Airport General Revenue Refunding Bonds,            1/10 at 101.00         AAA          3,810,454
                 Series 2000A, 5.500%, 1/01/21 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 16.0% (10.8% OF TOTAL INVESTMENTS) (4)

        1,000   Cherokee County School System, Georgia, General Obligation            8/13 at 100.00         AAA          1,059,440
                 Bonds, Series 2003, 5.000%, 8/01/16 (Pre-refunded 8/01/13) -
                 MBIA Insured

                DeKalb County, Georgia, Water and Sewerage Revenue Bonds,
                Series 2000:
        2,500    5.125%, 10/01/31 (Pre-refunded 10/01/10)                            10/10 at 101.00         AAA          2,623,500
        2,500    5.375%, 10/01/35 (Pre-refunded 10/01/10)                            10/10 at 101.00         AAA          2,642,900

        1,300   Fairburn, Georgia, Combined Utility Revenue Bonds, Series 2000,      10/10 at 101.00     BBB (4)          1,385,631
                 5.750%, 10/01/20 (Pre-refunded 10/01/10)

        1,000   Private Colleges and Universities Authority, Georgia, Revenue         9/11 at 100.00      AA (4)          1,049,810
                 Bonds, Emory University, Series 2001A, 5.125%, 9/01/33
                 (Pre-refunded 9/01/11)

        1,100   Private Colleges and Universities Authority, Georgia, Revenue        10/11 at 102.00    Baa2 (4)          1,197,350
                 Bonds, Mercer University, Series 2001, 5.750%, 10/01/31
                 (Pre-refunded 10/01/11)

          500   Puerto Rico, Highway Revenue Bonds, Highway and Transportation        7/16 at 100.00         AAA            560,070
                 Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16) -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        9,900   Total U.S. Guaranteed                                                                                    10,518,701
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 4.8% (3.2% OF TOTAL INVESTMENTS)

        1,000   Elberton, Georgia, Combined Utility System Revenue Refunding          1/12 at 100.00         Aaa          1,035,530
                 and Improvement Bonds, Series 2001, 5.000%, 1/01/22 -
                 AMBAC Insured

        1,000   Georgia Municipal Electric Authority, General Power Revenue           1/17 at 100.00         AAA          1,054,870
                 Bonds, Project 1, Series 2007A, 5.000%, 1/01/25 -
                 MBIA Insured

        1,000   Municipal Electric Authority of Georgia, Project One Subordinated     1/13 at 100.00         AAA          1,039,410
                 Lien Revenue Bonds, Series 2003A, 5.000%, 1/01/22 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Utilities                                                                                           3,129,810
------------------------------------------------------------------------------------------------------------------------------------


                                       29

NKG
Nuveen Georgia Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 24.9% (16.8% OF TOTAL INVESTMENTS)

                Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2004:
$         500    5.250%, 11/01/15 - FSA Insured                                      11/14 at 100.00         AAA     $      540,020
        1,700    5.000%, 11/01/37 - FSA Insured                                      11/14 at 100.00         AAA          1,768,799

                Augusta, Georgia, Water and Sewerage Revenue Bonds, Series 2002:
        1,000    5.250%, 10/01/22 - FSA Insured                                      10/12 at 100.00         AAA          1,057,480
        3,500    5.000%, 10/01/27 - FSA Insured                                      10/12 at 100.00         AAA          3,625,580

        1,000   Douglasville-Douglas County Water and Sewer Authority, Georgia,      12/15 at 100.00         AAA          1,046,860
                 Water and Sewer Revenue Bonds, Series 2005, 5.000%, 6/01/29 -
                 MBIA Insured

        4,000   Forsyth County Water and Sewerage Authority, Georgia, Revenue         4/13 at 100.00          AA          4,149,160
                 Bonds, Series 2002, 5.000%, 4/01/32

          950   Fulton County, Georgia, Water and Sewerage Revenue Bonds,             7/08 at 101.00         AAA            971,489
                 Series 1998, 5.000%, 1/01/16 - FGIC Insured

        3,100   Harris County, Georgia, Water System Revenue Bonds,                  12/12 at 100.00         Aaa          3,229,952
                 Series 2002, 5.000%, 12/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,750   Total Water and Sewer                                                                                    16,389,340
------------------------------------------------------------------------------------------------------------------------------------
$      92,475   Total Investments (cost $95,056,371) - 147.9%                                                            97,290,412
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.3%                                                                      1,479,150
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.2)%                                                        (33,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   65,769,562
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                                 See accompanying notes to financial statements.

NNC
Nuveen North Carolina Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 24.9% (16.0% OF TOTAL INVESTMENTS)

$       1,000   North Carolina Capital Facilities Financing Agency, Housing           6/13 at 100.00         AAA     $    1,039,350
                 Revenue Bonds, Elizabeth City State University, Series 2003A,
                 5.000%, 6/01/28 - AMBAC Insured

        2,500   North Carolina Capital Facilities Financing Agency, Revenue          10/15 at 100.00         AA+          2,588,550
                 Bonds, Duke University, Series 2005A, 5.000%, 10/01/41

          970   North Carolina Capital Facilities Financing Agency, Revenue           4/13 at 100.00         AAA          1,022,923
                 Bonds, Johnson and Wales University, Series 2003A,
                 5.250%, 4/01/23 - XLCA Insured

        3,285   North Carolina State University at Raleigh, General Revenue          10/13 at 100.00          AA          3,474,545
                 Bonds, Series 2003A, 5.000%, 10/01/15

        1,530   University of North Carolina System, Pooled Revenue Bonds,              No Opt. Call         AAA          1,638,309
                 Series 2005A, 5.000%, 4/01/15 - AMBAC Insured

          580   University of North Carolina System, Pooled Revenue Refunding        10/12 at 100.00         AAA            616,784
                 Bonds, Series 2002A, 5.375%, 4/01/22 - AMBAC Insured

                University of North Carolina Wilmington, Certificates of
                Participation, Student Housing Project Revenue Bonds, Series 2006:
        1,430    5.000%, 6/01/23 - FGIC Insured                                       6/16 at 100.00         AAA          1,507,878
        1,505    5.000%, 6/01/24 - FGIC Insured                                       6/16 at 100.00         AAA          1,584,660
          500    5.000%, 6/01/37 - FGIC Insured                                       6/16 at 100.00         AAA            521,155

                University of North Carolina, Chapel Hill, System Net Revenue
                Bonds, Series 2003:
        2,380    5.000%, 12/01/19                                                    12/13 at 100.00         AA+          2,518,540
        2,725    5.000%, 12/01/21                                                    12/13 at 100.00         AA+          2,862,122
        1,500    5.000%, 12/01/23                                                    12/13 at 100.00         AA+          1,571,115

        1,675   University of North Carolina, Wilmington, General Revenue Bonds,      1/12 at 101.00         Aaa          1,744,395
                 Series 2002A, 5.000%, 1/01/23 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       21,580   Total Education and Civic Organizations                                                                  22,690,326
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 1.8% (1.1% OF TOTAL INVESTMENTS)
        1,500   Virgin Islands Public Finance Authority, Revenue Bonds, Refinery      1/14 at 100.00         BBB          1,637,040
                 Project - Hovensa LLC, Series 2003, 6.125%, 7/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 25.4% (16.3% OF TOTAL INVESTMENTS)

          250   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/15 at 100.00          AA            254,665
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2005A, 5.000%, 1/15/45

        1,500   North Carolina Medical Care Commission, Health System Revenue        10/17 at 100.00          AA          1,453,515
                 Bonds, Mission St. Joseph's Health System, Series 2007,
                 4.500%, 10/01/31

        2,000   North Carolina Medical Care Commission, Healthcare Facilities        11/13 at 100.00         AA-          2,064,920
                 Revenue Bonds, Novant Health Obligated Group, Series 2003A,
                 5.000%, 11/01/19

        2,000   North Carolina Medical Care Commission, Healthcare Facilities        10/09 at 101.00          A-          2,105,280
                 Revenue Bonds, Stanly Memorial Hospital, Series 1999,
                 6.375%, 10/01/29

                North Carolina Medical Care Commission, Healthcare Facilities
                Revenue Bonds, Union Regional Medical Center, Series 2002A:
        1,000    5.500%, 1/01/19                                                      1/12 at 100.00           A          1,039,700
          550    5.500%, 1/01/20                                                      1/12 at 100.00           A            571,142
        1,750    5.375%, 1/01/32                                                      1/12 at 100.00           A          1,801,030

        1,615   North Carolina Medical Care Commission, Hospital Revenue             10/08 at 101.00          AA          1,616,131
                 Bonds, FirstHealth of the Carolinas Inc., Series 1998,
                 4.750%, 10/01/26


                                       31

NNC
Nuveen North Carolina Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       3,000   North Carolina Medical Care Commission, Hospital Revenue Bonds,       6/12 at 101.00           A     $    3,111,150
                 Southeastern Regional Medical Center, Series 2002,
                 5.375%, 6/01/32

        2,645   North Carolina Medical Care Commission, Revenue Bonds,                1/15 at 100.00         AAA          2,747,150
                 Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                 FGIC Insured

                North Carolina Medical Care Commission, Revenue Bonds,
                Cleveland County Healthcare System, Series 2004A:
          600    5.250%, 7/01/20 - AMBAC Insured                                      7/14 at 100.00         AAA            638,424
          500    5.250%, 7/01/22 - AMBAC Insured                                      7/14 at 100.00         AAA            530,760

          735   North Carolina Medical Care Commission, Revenue Bonds,               11/14 at 100.00          AA            756,293
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24

          375   North Carolina Medical Care Commission, Revenue Bonds,                1/16 at 100.00         N/R            380,209
                 Pines at Davidson, Series 2006A, 5.000%, 1/01/36

                Onslow County Hospital Authority, North Carolina, FHA Insured
                Mortgage Revenue Bonds, Onslow Memorial Hospital Project, Series 2006:
          685    5.000%, 4/01/31 - MBIA Insured                                      10/16 at 100.00         AAA            715,873
        3,210    5.000%, 10/01/34 - MBIA Insured                                     10/16 at 100.00         AAA          3,349,699

------------------------------------------------------------------------------------------------------------------------------------
       22,415   Total Health Care                                                                                        23,135,941
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 3.7% (2.4% OF TOTAL INVESTMENTS)

        1,000   Asheville Housing Authority, North Carolina, GNMA-Collateralized     11/07 at 102.00          AA          1,015,130
                 Multifamily Housing Revenue Bonds, Woodridge Apartments,
                 Series 1997, 5.800%, 11/20/39 (Alternative Minimum Tax)

        2,290   Mecklenburg County, North Carolina, FNMA Multifamily Housing          7/13 at 105.00         AAA          2,384,073
                 Revenue Bonds, Little Rock Apartments, Series 2003,
                 5.375%, 1/01/36 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,290   Total Housing/Multifamily                                                                                 3,399,203
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 9.5% (6.1% OF TOTAL INVESTMENTS)

        1,105   North Carolina Housing Finance Agency, Home Ownership Revenue         7/10 at 100.00         AAA          1,121,873
                 Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 -
                 AMBAC Insured (Alternative Minimum Tax)

        3,640   North Carolina Housing Finance Agency, Home Ownership                 7/09 at 100.00          AA          3,751,712
                 Revenue Bonds, 1998 Trust Agreement, Series 6A,
                 6.200%, 1/01/29 (Alternative Minimum Tax)

        1,400   North Carolina Housing Finance Agency, Home Ownership Revenue         1/17 at 100.00          AA          1,386,574
                 Bonds, Series 2007-29A, 4.800%, 7/01/33
                 (WI/DD, Settling 6/13/07) (Alternative Minimum Tax)

          835   North Carolina Housing Finance Agency, Home Ownership Revenue         7/16 at 100.00          AA            831,710
                 Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)

        1,525   North Carolina Housing Finance Agency, Single Family Revenue          9/07 at 101.00          AA          1,552,618
                 Bonds, Series 1996HH, 6.300%, 3/01/26 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        8,505   Total Housing/Single Family                                                                               8,644,487
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.5% (1.0% OF TOTAL INVESTMENTS)

        1,400   North Carolina Capital Facilities Financing Agency, Exempt              No Opt. Call         BBB          1,398,642
                 Facilities Revenue Bonds, Waste Management Inc.,
                 Series 2001, 3.750%, 8/01/14 (Mandatory put 8/01/07)
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.6% (1.0% OF TOTAL INVESTMENTS)

        1,425   Gaston County Industrial Facilities and Pollution Control Financing   8/15 at 100.00         N/R          1,497,219
                 Authority, North Carolina, National Gypsum Company Project
                 Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 13.2% (8.5% OF TOTAL INVESTMENTS)

        1,890   Craven County, North Carolina, General Obligation Bonds,              5/12 at 101.00         AAA          1,977,488
                 Series 2002, 5.000%, 5/01/21 - AMBAC Insured

        4,285   Durham County, North Carolina, General Obligation Bonds,              4/12 at 100.00         AAA          4,494,065
                 Series 2002B, 5.000%, 4/01/16

        2,820   Durham, North Carolina, General Obligation Bonds, Series 2007,        4/17 at 100.00         AAA          3,031,810
                 5.000%, 4/01/21


                                       32

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$         500   North Carolina, General Obligation Bonds, Series 2004A,               3/14 at 100.00         AAA     $      527,175
                 5.000%, 3/01/22

        1,950   Sampson County, North Carolina, Certificates of Participation,        6/17 at 100.00         AAA          2,043,035
                 Series 2006, 5.000%, 6/01/34 - FSA Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
       11,445   Total Tax Obligation/General                                                                             12,073,573
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 29.7% (19.1% OF TOTAL INVESTMENTS)

        1,330   Cabarrus County, North Carolina, Certificates of Participation,       2/13 at 100.00         AA-          1,406,768
                 Series 2002, 5.250%, 2/01/17

        1,800   Catawba County, North Carolina, Certificates of Participation,        6/14 at 100.00         Aaa          1,918,656
                 Series 2004, 5.250%, 6/01/21 - MBIA Insured

        1,700   Charlotte, North Carolina, Certificates of Participation,             6/13 at 100.00         AA+          1,803,581
                 Governmental Facilities Projects, Series 2003G,
                 5.375%, 6/01/26

        1,500   Charlotte, North Carolina, Certificates of Participation, Transit     6/13 at 100.00         AA+          1,545,810
                 Projects, Series 2003A, 5.000%, 6/01/33

                Charlotte, North Carolina, Storm Water Fee Revenue Bonds,
                Series 2002:
        1,050    5.250%, 6/01/20                                                      6/12 at 101.00         AAA          1,119,479
        1,750    5.000%, 6/01/25                                                      6/12 at 101.00         AAA          1,823,570

        1,000   Davidson County, North Carolina, Certificates of Participation,         No Opt. Call         AAA          1,076,740
                 Series 2004, 5.250%, 6/01/14 - AMBAC Insured

                Lee County, North Carolina, Certificates of Participation, Public
                Schools and Community College, Series 2004:
        1,715    5.250%, 4/01/18 - FSA Insured                                        4/14 at 100.00         AAA          1,828,567
          500    5.250%, 4/01/20 - FSA Insured                                        4/14 at 100.00         AAA            531,945
        1,000    5.250%, 4/01/22 - FSA Insured                                        4/14 at 100.00         AAA          1,062,060

        2,600   North Carolina Infrastructure Finance Corporation, Certificates       2/15 at 100.00         AA+          2,740,920
                 of Participation, Capital Improvements, Series 2005A,
                 5.000%, 2/01/19

        1,500   North Carolina Infrastructure Finance Corporation, Certificates of    2/14 at 100.00         AA+          1,562,415
                 Participation, Correctional Facilities, Series 2004A,
                 5.000%, 2/01/23

        1,500   North Carolina, Certificates of Participation, Repair and Renovation  6/14 at 100.00         AA+          1,564,275
                 Project, Series 2004B, 5.000%, 6/01/20

                North Carolina, Certificates of Participation, Series 2003:
        1,130    5.250%, 6/01/21                                                      6/13 at 100.00         AA+          1,188,376
        1,000    5.250%, 6/01/23                                                      6/13 at 100.00         AA+          1,050,040

        2,000   Puerto Rico Highway and Transportation Authority, Grant               3/14 at 100.00         AAA          2,108,040
                 Anticipation Revenue Bonds, Series 2004, 5.000%, 9/15/21 -
                 MBIA Insured

        1,000   Puerto Rico Public Buildings Authority, Guaranteed Government           No Opt. Call         AAA          1,089,540
                 Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/15 -
                 FGIC Insured

        1,000   Randolph County, North Carolina, Certificates of Participation,       6/14 at 102.00         AAA          1,059,060
                 Series 2004, 5.000%, 6/01/20 - FSA Insured

          540   Wilson, North Carolina, Certificates of Participation, Public         5/17 at 100.00         AAA            564,246
                 Facilities, Series 2007A, 5.000%, 5/01/29 - AGC Insured

------------------------------------------------------------------------------------------------------------------------------------
       25,615   Total Tax Obligation/Limited                                                                             27,044,088
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.9% (4.5% OF TOTAL INVESTMENTS)

                Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A:
          600    5.250%, 7/01/24 - MBIA Insured                                       7/14 at 100.00         AAA            636,534
        2,710    5.000%, 7/01/29 - MBIA Insured                                       7/14 at 100.00         AAA          2,813,793

          500   Piedmont Triad Airport Authority, North Carolina, Airport Revenue     7/15 at 100.00         AAA            527,685
                 Bonds, Series 2005A, 5.000%, 7/01/20 - XLCA Insured


                                       33

NNC
Nuveen North Carolina Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       2,250   Raleigh Durham Airport Authority, North Carolina, Airport Revenue     5/11 at 101.00         Aaa     $    2,362,365
                 Bonds, Series 2001A, 5.250%, 11/01/16 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,060   Total Transportation                                                                                      6,340,377
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 16.0% (10.3% OF TOTAL INVESTMENTS) (4)

          750   Johnston County Finance Corporation, North Carolina, Installment      8/09 at 101.00         AAA            780,323
                 Payment Revenue Bonds, School and Museum Projects,
                 Series 1999, 5.250%, 8/01/21 (Pre-refunded 8/01/09) -
                 FSA Insured

        4,030   North Carolina Medical Care Commission, Health System Revenue        10/11 at 101.00      AA (4)          4,281,351
                 Bonds, Mission St. Joseph's Health System, Series 2001,
                 5.250%, 10/01/31 (Pre-refunded 10/01/11)

        1,165   North Carolina Municipal Power Agency 1, Catawba Electric               No Opt. Call         AAA          1,280,533
                 Revenue Bonds, Series 1980, 10.500%, 1/01/10 (ETM)

        4,260   North Carolina Municipal Power Agency 1, Catawba Electric               No Opt. Call         AAA          4,614,602
                 Revenue Bonds, Series 1986, 5.000%, 1/01/20 (ETM)

        1,000   North Carolina, General Obligation Bonds, Series 2000A,               9/10 at 102.00         AAA          1,057,510
                 5.100%, 9/01/16 (Pre-refunded 9/01/10)

          420   University of North Carolina System, Pooled Revenue Refunding        10/12 at 100.00         Aaa            450,278
                 Bonds, Series 2002A, 5.375%, 4/01/22 (Pre-refunded 10/01/12) -
                 AMBAC Insured

        2,000   Winston-Salem, North Carolina, Water and Sewerage System              6/12 at 100.00         AAA          2,102,320
                 Revenue Bonds, Series 2002A, 5.000%, 6/01/18
                 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       13,625   Total U.S. Guaranteed                                                                                    14,566,917
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 12.9% (8.3% OF TOTAL INVESTMENTS)

        3,000   North Carolina Eastern Municipal Power Agency, Power System           1/13 at 100.00         BBB          3,189,120
                 Revenue Bonds, Series 2003F, 5.500%, 1/01/15

        1,000   North Carolina Eastern Municipal Power Agency, Power System           1/16 at 100.00         AAA          1,079,090
                 Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC Insured

        4,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/10 at 101.00          A3          4,274,479
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20

        2,000   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          2,129,059
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/15 - AMBAC Insured

        1,000   Wake County Industrial Facilities and Pollution Control Financing     2/12 at 101.00          A3          1,053,539
                 Authority, North Carolina, Revenue Refunding Bonds, Carolina
                 Power and Light Company, Series 2002, 5.375%, 2/01/17

------------------------------------------------------------------------------------------------------------------------------------
       11,000   Total Utilities                                                                                          11,725,290
------------------------------------------------------------------------------------------------------------------------------------


                                       34

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 8.4% (5.4% OF TOTAL INVESTMENTS)

$       1,605   Broad River Water Authority, North Carolina, Water System Revenue     6/15 at 100.00         Aaa     $    1,693,163
                 Bonds, Series 2005, 5.000%, 6/01/20 - XLCA Insured

        1,295   Greensboro, North Carolina, Combined Enterprise System Revenue        6/15 at 100.00         AA+          1,361,627
                 Bonds, Series 2005A, 5.000%, 6/01/26

          500   Onslow County, North Carolina, Combined Enterprise System             6/14 at 100.00         AAA            522,344
                 Revenue Bonds, Series 2004B, 5.000%, 6/01/23 - XLCA Insured

        3,865   Winstom-Salem, North Carolina, Water and Sewer System Revenue         6/17 at 100.00         AAA          4,063,776
                 Bonds, Series 2007A, 5.000%, 6/01/37 (UB)

------------------------------------------------------------------------------------------------------------------------------------
        7,265   Total Water and Sewer                                                                                     7,640,910
------------------------------------------------------------------------------------------------------------------------------------
$     135,125   Total Investments (cost $138,519,215) - 155.5%                                                          141,794,013
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (4.3)%                                                                       (3,870,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.1%                                                                         67,273
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (51.3)%                                                        (46,800,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  91,191,286
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                  (ETM)  Escrowed to maturity.

                   (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provision of SFAS No. 140.


                                 See accompanying notes to financial statements.

NRB
Nuveen North Carolina Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 19.3% (11.6% OF TOTAL INVESTMENTS)

$         380   North Carolina Capital Facilities Financing Agency, Revenue Bonds,   10/11 at 100.00         AA+     $      393,619
                 Duke University, Series 2001A, 5.125%, 10/01/26

          500   North Carolina Capital Facilities Financing Agency, Revenue Bonds,    9/11 at 101.00        Baa2            518,625
                 High Point University, Series 2001, 5.125%, 9/01/18

        1,430   University of North Carolina System, Pooled Revenue Refunding        10/12 at 100.00         AAA          1,522,249
                 Bonds, Series 2002A, 5.375%, 4/01/17 - AMBAC Insured
          250   University of North Carolina Wilmington, Certificates of              6/16 at 100.00         AAA            260,578
                 Participation, Student Housing Project Revenue Bonds,
                 Series 2006, 5.000%, 6/01/37 - FGIC Insured

        1,750   University of North Carolina, Chapel Hill, System Net Revenue         6/11 at 100.00         AA+          1,808,223
                 Bonds, Series 2001A, 5.000%, 12/01/25

        1,845   University of North Carolina, Chapel Hill, System Net Revenue           No Opt. Call         AA+          1,936,180
                 Bonds, Series 2002B, 5.000%, 12/01/11

------------------------------------------------------------------------------------------------------------------------------------
        6,155   Total Education and Civic Organizations                                                                   6,439,474
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 19.6% (11.9% OF TOTAL INVESTMENTS)

          100   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/15 at 100.00          AA            101,866
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2005A, 5.000%, 1/15/45

          250   North Carolina Medical Care Commission, Health System Revenue        10/17 at 100.00          AA            242,253
                 Bonds, Mission St. Joseph's Health System, Series 2007,
                 4.500%, 10/01/31

        1,110   North Carolina Medical Care Commission, Healthcare Facilities         1/12 at 100.00           A          1,149,205
                 Revenue Bonds, Union Regional Medical Center, Series 2002A,
                 5.250%, 1/01/15

        2,500   North Carolina Medical Care Commission, Healthcare Revenue           11/07 at 100.00         AA-          2,502,275
                 Bonds, Carolina Medicorp, Series 1996, 5.250%, 5/01/26

        1,500   North Carolina Medical Care Commission, Hospital Revenue              6/12 at 101.00           A          1,549,830
                 Bonds, Southeastern Regional Medical Center, Series 2002,
                 5.250%, 6/01/22

          300   North Carolina Medical Care Commission, Revenue Bonds,                1/15 at 100.00         AAA            311,586
                 Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                 FGIC Insured

          300   North Carolina Medical Care Commission, Revenue Bonds,               11/14 at 100.00          AA            308,691
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24

          150   North Carolina Medical Care Commission, Revenue Bonds,                1/16 at 100.00         N/R            152,084
                 Pines at Davidson, Series 2006A, 5.000%, 1/01/36

          255   Onslow County Hospital Authority, North Carolina, FHA Insured        10/16 at 100.00         AAA            266,493
                 Mortgage Revenue Bonds, Onslow Memorial Hospital Project,
                 Series 2006, 5.000%, 4/01/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,465   Total Health Care                                                                                         6,584,283
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 6.6% (4.0% OF TOTAL INVESTMENTS)

          440   North Carolina Housing Finance Agency, Home Ownership Revenue         7/10 at 100.00         AAA            446,719
                 Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 -
                 AMBAC Insured (Alternative Minimum Tax)

          930   North Carolina Housing Finance Agency, Home Ownership Revenue         7/09 at 100.00          AA            942,146
                 Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30
                 (Alternative Minimum Tax)

          500   North Carolina Housing Finance Agency, Home Ownership Revenue         1/17 at 100.00          AA            495,205
                 Bonds, Series 2007-29A, 4.800%, 7/01/33 (WI/DD, Settling
                 6/13/07) (Alternative Minimum Tax)


                                       36

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$         330   North Carolina Housing Finance Agency, Home Ownership Revenue         7/16 at 100.00          AA     $      328,700
                 Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,200   Total Housing/Single Family                                                                               2,212,770
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.5% (0.9% OF TOTAL INVESTMENTS)

          500   North Carolina Capital Facilities Financing Agency, Exempt              No Opt. Call         BBB            499,515
                 Facilities Revenue Bonds, Waste Management Inc., Series 2001,
                 3.750%, 8/01/14 (Mandatory put 8/01/07) (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.3% (1.5% OF TOTAL INVESTMENTS)

          300   North Carolina Medical Care Commission, Health Care Facilities       10/16 at 100.00         N/R            305,667
                 Revenue Bonds, Presbyterian Homes, Series 2006B,
                 5.200%, 10/01/21

          200   North Carolina Medical Care Commission, Healthcare Facilities        10/16 at 100.00         N/R            207,102
                 Revenue Bonds, Presbyterian Homes, Series 2006,
                 5.400%, 10/01/27

          250   North Carolina Medical Care Commission, Revenue Bonds,                9/15 at 100.00         N/R            255,230
                 United Church Homes and Services, Series 2005A,
                 5.250%, 9/01/21

------------------------------------------------------------------------------------------------------------------------------------
          750   Total Long-Term Care                                                                                        767,999
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 1.6% (1.0% OF TOTAL INVESTMENTS)

          515   Gaston County Industrial Facilities and Pollution Control Financing   8/15 at 100.00         N/R            541,100
                 Authority, North Carolina, National Gypsum Company Project
                 Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 9.6% (5.7% OF TOTAL INVESTMENTS)

        1,000   Durham, North Carolina, General Obligation Bonds, Series 2007,        4/17 at 100.00         AAA          1,075,110
                 5.000%, 4/01/21

                North Carolina, General Obligation Bonds, Series 2004A:
        1,000    5.000%, 3/01/18                                                      3/14 at 100.00         AAA          1,059,800
        1,000    5.000%, 3/01/22                                                      3/14 at 100.00         AAA          1,054,350

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Tax Obligation/General                                                                              3,189,260
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 23.0% (13.9% OF TOTAL INVESTMENTS)

        1,400   Charlotte, North Carolina, Certificates of Participation,             6/13 at 100.00         AA+          1,485,302
                 Governmental Facilities Projects, Series 2003G,
                 5.375%, 6/01/26

        1,870   Dare County, North Carolina, Certificates of Participation,          12/12 at 100.00         AAA          1,992,074
                 Series 2002, 5.250%, 6/01/15 - AMBAC Insured

        1,250   Davidson County, North Carolina, Certificates of Participation,       6/14 at 100.00         AAA          1,330,838
                 Series 2004, 5.250%, 6/01/21 - AMBAC Insured

        1,390   Durham, North Carolina, Certificates of Participation, Series 2005B,  6/15 at 100.00         AA+          1,446,212
                 5.000%, 6/01/25

          470   Raleigh, North Carolina, Certificates of Participation, Downtown      6/14 at 100.00         AA+            490,140
                 Improvement Project, Series 2004B, 5.000%, 6/01/20

          700   Sampson County, North Carolina, Certificates of Participation,        6/17 at 100.00         AAA            733,397
                 Series 2006, 5.000%, 6/01/34 - FSA Insured (UB)

          195   Wilson, North Carolina, Certificates of Particiation, Public          5/17 at 100.00         AAA            203,756
                 Facilities, Series 2007A, 5.000%, 5/01/29 - AGC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,275   Total Tax Obligation/Limited                                                                              7,681,719
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.2% (3.7% OF TOTAL INVESTMENTS)

          450   Piedmont Triad Airport Authority, North Carolina, Airport Revenue     7/15 at 100.00         AAA            474,917
                 Bonds, Series 2005A, 5.000%, 7/01/20 - XLCA Insured

        1,530   Raleigh Durham Airport Authority, North Carolina, Airport Revenue     5/11 at 101.00         Aaa          1,610,325
                 Bonds, Series 2001A, 5.250%, 11/01/18 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,980   Total Transportation                                                                                      2,085,242
------------------------------------------------------------------------------------------------------------------------------------


                                       37

NRB
Nuveen North Carolina Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 15.7% (9.5% OF TOTAL INVESTMENTS) (4)

$       1,000   Broad River Water Authority, North Carolina, Water System Revenue     6/10 at 101.00         Aaa     $    1,053,050
                 Bonds, Series 2000, 5.375%, 6/01/26 (Pre-refunded 6/01/10) -
                 MBIA Insured

          500   Greensboro, North Carolina, Combined Enterprise System Revenue        6/11 at 101.00     AA+ (4)            528,005
                 Bonds, Series 2001A, 5.125%, 6/01/21 (Pre-refunded 6/01/11)

        1,620   North Carolina Capital Facilities Financing Agency, Revenue Bonds,   10/11 at 100.00         Aaa          1,701,956
                 Duke University, Series 2001A, 5.125%, 10/01/26
                 (Pre-refunded 10/01/11)

          800   North Carolina Medical Care Commission, Health System Revenue        10/11 at 101.00      AA (4)            849,896
                 Bonds, Mission St. Joseph's Health System, Series 2001,
                 5.250%, 10/01/31 (Pre-refunded 10/01/11)

        1,020   University of North Carolina System, Pooled Revenue Refunding        10/12 at 100.00         Aaa          1,093,532
                 Bonds, Series 2002A, 5.375%, 4/01/17 (Pre-refunded 10/01/12) -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,940   Total U.S. Guaranteed                                                                                     5,226,439
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 22.5% (13.7% OF TOTAL INVESTMENTS)

                Greenville, North Carolina, Combined Enterprise System Revenue
                Bonds, Series 2001:
        1,000    5.250%, 9/01/20 - FSA Insured                                        9/11 at 101.00         AAA          1,055,710
          500    5.250%, 9/01/21 - FSA Insured                                        9/11 at 101.00         AAA            527,195

          500   North Carolina Eastern Municipal Power Agency, Power System           1/16 at 100.00         AAA            539,545
                 Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC Insured

        2,500   North Carolina Eastern Municipal Power Agency, Power System           7/07 at 100.00         AAA          2,503,125
                 Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                 FGIC Insured

        1,000   North Carolina Eastern Municipal Power Agency, Power System           1/09 at 102.00         BBB          1,042,560
                 Revenue Refunding Bonds, Series 1999B, 5.650%, 1/01/16

          250   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA            263,493
                 Series 2005RR, 5.000%, 7/01/24 - FGIC Insured

        1,500   Wake County Industrial Facilities and Pollution Control Financing     2/12 at 101.00          A3          1,580,310
                 Authority, North Carolina, Revenue Refunding Bonds, Carolina
                 Power and Light Company, Series 2002, 5.375%, 2/01/17

------------------------------------------------------------------------------------------------------------------------------------
        7,250   Total Utilities                                                                                           7,511,938
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 37.6% (22.6% OF TOTAL INVESTMENTS)

        2,250   Charlotte, North Carolina, Water and Sewerage System Revenue          6/11 at 101.00         AAA          2,350,101
                 Bonds, Series 2001, 5.125%, 6/01/26

          500   Greensboro, North Carolina, Combined Enterprise System Revenue        6/15 at 100.00         AA+            526,073
                 Bonds, Series 2005A, 5.000%, 6/01/25

          400   Onslow County, North Carolina, Combined Enterprise System             6/14 at 100.00         AAA            417,874
                 Revenue Bonds, Series 2004B, 5.000%, 6/01/23 - XLCA Insured

                Raleigh, North Carolina, Combined Enterprise System Revenue
                Bonds, Series 2006A:
       4,440     5.000%, 3/01/31 (UB)                                                 3/16 at 100.00         AAA          4,665,996
       3,000     5.000%, 3/01/36 (UB)                                                 3/16 at 100.00         AAA          3,141,570


                                       38

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$           5   Raleigh, North Carolina, Combined Enterprise System Revenue           3/16 at 100.00         AAA     $        5,708
                 Bonds, Series 2006A, Residuals Series II-R-645-1,
                 6.806%, 3/01/36 (IF)

        1,385   Winstom-Salem, North Carolina, Water and Sewer System                 6/17 at 100.00         AAA          1,456,231
                 Revenue Bonds, Series 2007A, 5.000%, 6/01/37 (UB)

------------------------------------------------------------------------------------------------------------------------------------
       11,980   Total Water and Sewer                                                                                    12,563,553
------------------------------------------------------------------------------------------------------------------------------------
$      53,010   Total Investments (cost $54,022,454) - 165.5%                                                            55,303,292
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (19.0)%                                                                      (6,350,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.4%                                                                      1,455,253
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.9)%                                                        (17,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   33,408,545
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT MAY 31, 2007:
                                     FUND                                        FIXED RATE                              UNREALIZED
                  NOTIONAL    PAY/RECEIVE       FLOATING RATE   FIXED RATE          PAYMENT  EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY        AMOUNT  FLOATING RATE               INDEX  (ANNUALIZED)       FREQUENCY    DATE (5)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs   $2,700,000            Pay   3-Month USD-LIBOR        5.682%   Semi-Annually    7/10/07       7/10/12       $(38,891)
Goldman Sachs      800,000            Pay   3-Month USD-LIBOR        5.803    Semi-Annually    7/10/07       7/10/37         21,594
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $(17,297)
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    (5) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                   (IF)  Inverse floating rate investment.

                   (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provision of SFAS No. 140.

                                 See accompanying notes to financial statements.

NNO
Nuveen North Carolina Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 16.1% (10.1% OF TOTAL INVESTMENTS)

                Appalachian State University, North Carolina, Housing and Student
                Center System Revenue Refunding Bonds, Series 2001:
$         600    5.125%, 7/15/24 - MBIA Insured                                       1/11 at 101.00         Aaa     $      625,626
          200    5.125%, 7/15/27 - MBIA Insured                                       1/11 at 101.00         Aaa            207,774

                Appalachian State University, North Carolina, Housing and Student
                Center System Revenue Refunding Bonds, Series 2002:
        1,040    5.000%, 7/15/14 - MBIA Insured                                       7/12 at 100.00         Aaa          1,093,352
        1,000    5.000%, 7/15/15 - MBIA Insured                                       7/12 at 100.00         Aaa          1,045,100

                North Carolina Capital Facilities Financing Agency, Revenue
                Bonds, Duke University, Series 2001A:
          715    5.125%, 10/01/26                                                    10/11 at 100.00         AA+            740,626
          380    5.125%, 10/01/41                                                    10/11 at 100.00         AA+            393,619

        1,000   University of North Carolina System, Pooled Revenue Bonds,            4/15 at 100.00         AAA          1,053,560
                 Series 2005A, 5.000%, 4/01/22 - AMBAC Insured

          635   University of North Carolina System, Pooled Revenue Refunding        10/12 at 100.00         AAA            676,999
                 Bonds, Series 2002A, 5.375%, 4/01/19 - AMBAC Insured

                University of North Carolina Wilmington, Certificates of
                Participation, Student Housing Project Revenue Bonds, Series
                2006:
          500    5.000%, 6/01/21 - FGIC Insured                                       6/16 at 100.00         AAA            528,760
          250    5.000%, 6/01/37 - FGIC Insured                                       6/16 at 100.00         AAA            260,578

        1,500   University of North Carolina, Chapel Hill, System Net Revenue           No Opt. Call         AA+          1,574,130
                 Bonds, Series 2002B, 5.000%, 12/01/11

          250   University of North Carolina, Charlotte, Certificates of              3/15 at 100.00         AAA            263,013
                 Participation, Student Housing Project, Series 2005,
                 5.000%, 3/01/21 - AMBAC Insured

          400   University of North Carolina, Greensboro, General Revenue             4/11 at 101.00         AAA            424,540
                 Refunding Bonds, Series 2002B, 5.375%, 4/01/17 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,470   Total Education and Civic Organizations                                                                   8,887,677
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE - 23.8% (14.9% OF TOTAL INVESTMENTS)

        2,130   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/11 at 101.00          AA          2,175,220
                 Healthcare System Revenue Bonds, Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31

          200   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/15 at 100.00          AA            203,732
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2005A, 5.000%, 1/15/45

          150   North Carolina Medical Care Commission, Health System Revenue        10/17 at 100.00          AA            145,352
                 Bonds, Mission St. Joseph's Health System, Series 2007,
                 4.500%, 10/01/31

        2,000   North Carolina Medical Care Commission, Healthcare Facilities        11/13 at 100.00         AA-          2,060,180
                 Revenue Bonds, Novant Health Obligated Group, Series 2003A,
                 5.000%, 11/01/20

        1,005   North Carolina Medical Care Commission, Healthcare Facilities         1/12 at 100.00           A          1,045,572
                 Revenue Bonds, Union Regional Medical Center, Series 2002A,
                 5.250%, 1/01/13

                North Carolina Medical Care Commission, Hospital Revenue Bonds,
                Southeastern Regional Medical Center, Series 2002:
        1,000    5.500%, 6/01/15                                                      6/12 at 101.00           A          1,058,320
        2,000    5.250%, 6/01/22                                                      6/12 at 101.00           A          2,066,440


                                       40

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       2,000   North Carolina Medical Care Commission, Revenue Bonds,                1/15 at 100.00         AAA     $    2,077,240
                 Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                 FGIC Insured

                North Carolina Medical Care Commission, Revenue Bonds,
                Cleveland County Healthcare System, Series 2004A:
          595    5.250%, 7/01/20 - AMBAC Insured                                      7/14 at 100.00         AAA            633,104
          500    5.250%, 7/01/22 - AMBAC Insured                                      7/14 at 100.00         AAA            530,760

          500   North Carolina Medical Care Commission, Revenue Bonds,               11/14 at 100.00          AA            514,485
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24

          185   North Carolina Medical Care Commission, Revenue Bonds,                1/16 at 100.00         N/R            187,570
                 Pines at Davidson, Series 2006A, 5.000%, 1/01/36

          430   Onslow County Hospital Authority, North Carolina, FHA Insured        10/16 at 100.00         AAA            449,380
                 Mortgage Revenue Bonds, Onslow Memorial Hospital Project,
                 Series 2006, 5.000%, 4/01/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,695   Total Health Care                                                                                        13,147,355
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 6.2% (3.9% OF TOTAL INVESTMENTS)

          375   North Carolina Housing Finance Agency, Home Ownership Revenue         7/10 at 100.00         AAA            380,726
                 Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 -
                 AMBAC Insured (Alternative Minimum Tax)

                North Carolina Housing Finance Agency, Home Ownership Revenue
                Bonds, Series 13A:
          830    4.700%, 7/01/12 (Alternative Minimum Tax)                            7/11 at 100.00          AA            844,152
          835    4.850%, 7/01/13 (Alternative Minimum Tax)                            7/11 at 100.00          AA            851,591

          850   North Carolina Housing Finance Agency, Home Ownership Revenue         1/17 at 100.00          AA            841,849
                 Bonds, Series 2007-29A, 4.800%, 7/01/33
                 (WI/DD, Settling 6/13/07) (Alternative Minimum Tax)

          510   North Carolina Housing Finance Agency, Home Ownership                 7/16 at 100.00          AA            507,991
                 Revenue Bonds, Series 25-A, 4.900%, 7/01/37
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,400   Total Housing/Single Family                                                                               3,426,309
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.4% (0.9% OF TOTAL INVESTMENTS)

          800   North Carolina Capital Facilities Financing Agency, Exempt              No Opt. Call         BBB            799,224
                 Facilities Revenue Bonds, Waste Management Inc., Series 2001,
                 3.750%, 8/01/14 (Mandatory put 8/01/07)
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.0% (1.3% OF TOTAL INVESTMENTS)

          600   North Carolina Medical Care Commission, Health Care Facilities       10/16 at 100.00         N/R            611,334
                 Revenue Bonds, Presbyterian Homes, Series 2006B,
                 5.200%, 10/01/21

          250   North Carolina Medical Care Commission, Healthcare Facilities        10/16 at 100.00         N/R            258,878
                 Revenue Bonds, Presbyterian Homes, Series 2006,
                 5.400%, 10/01/27

          250   North Carolina Medical Care Commission, Revenue Bonds,                9/15 at 100.00         N/R            255,230
                 United Church Homes and Services, Series 2005A,
                 5.250%, 9/01/21

------------------------------------------------------------------------------------------------------------------------------------
        1,100   Total Long-Term Care                                                                                      1,125,442
------------------------------------------------------------------------------------------------------------------------------------


                MATERIALS - 3.8% (2.3% OF TOTAL INVESTMENTS)

          865   Gaston County Industrial Facilities and Pollution Control Financing   8/15 at 100.00         N/R            908,838
                 Authority, North Carolina, National Gypsum Company Project
                 Exempt Facilities Revenue Bonds, Series 2005, 5.750%, 8/01/35
                 (Alternative Minimum Tax)

        1,100   Northampton County Industrial Facilities and Pollution Control        2/11 at 101.00         BBB          1,164,823
                 Financing Authority, North Carolina, Environmental Improvement
                 Revenue Bonds, International Paper Company, Series 2001A,
                 6.200%, 2/01/25 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        1,965   Total Materials                                                                                           2,073,661
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 7.4% (4.7% OF TOTAL INVESTMENTS)

          250   Durham County, North Carolina, General Obligation Bonds,              5/10 at 102.00         AAA            266,705
                 Series 2000, 5.600%, 5/01/15

        1,475   Durham, North Carolina, General Obligation Bonds, Series 2007,        4/17 at 100.00         AAA          1,582,085
                 5.000%, 4/01/22


                                       41

NNO
Nuveen North Carolina Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$       1,000   North Carolina, General Obligation Bonds, Series 2004A,               3/14 at 100.00         AAA     $    1,054,350
                 5.000%, 3/01/22

        1,150   Sampson County, North Carolina, Certificates of Participation,        6/17 at 100.00         AAA          1,204,867
                 Series 2006, 5.000%, 6/01/34 - FSA Insured (UB)

------------------------------------------------------------------------------------------------------------------------------------
        3,875   Total Tax Obligation/General                                                                              4,108,007
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 29.7% (18.7% OF TOTAL INVESTMENTS)

           30   Cabarrus County, North Carolina, Certificates of Participation,       2/13 at 100.00         AA-             31,810
                 Series 2002, 5.250%, 2/01/16

        1,750   Charlotte, North Carolina, Certificates of Participation,             6/13 at 100.00         AA+          1,807,173
                 Governmental Facilities Projects, Series 2003G,
                 5.000%, 6/01/28

        1,850   Charlotte, North Carolina, Storm Water Fee Revenue Bonds,             6/12 at 101.00         AAA          1,972,415
                 Series 2002, 5.250%, 6/01/18

                Hartnett County, North Carolina, Certificates of Participation,
                Series 2002:
        1,000    5.250%, 12/01/15 - FSA Insured                                      12/12 at 101.00         AAA          1,064,880
        2,025    5.375%, 12/01/16 - FSA Insured                                      12/12 at 101.00         AAA          2,187,020

          715   Lee County, North Carolina, Certificates of Participation,            4/14 at 100.00         AAA            760,681
                 Public Schools and Community College, Series 2004,
                 5.250%, 4/01/20 - FSA Insured

        1,380   Pasquotank County, North Carolina, Certificates of Participation,     6/14 at 100.00         AAA          1,436,594
                 Series 2004, 5.000%, 6/01/25 - MBIA Insured

        2,070   Pitt County, North Carolina, Certificates of Participation, School    4/14 at 100.00         AAA          2,146,818
                 Facilities Project, Series 2004B, 5.000%, 4/01/29 -
                 AMBAC Insured

        1,270   Puerto Rico Infrastructure Financing Authority, Special Tax             No Opt. Call         AAA          1,415,390
                 Revenue Bonds, Series 2005C, 5.500%, 7/01/16 -
                 AMBAC Insured

                Raleigh, North Carolina, Certificates of Participation, Downtown
                Improvement Project, Series 2004B:
          805    5.000%, 6/01/20                                                      6/14 at 100.00         AA+            839,494
        1,310    5.000%, 6/01/21                                                      6/14 at 100.00         AA+          1,363,723

        1,000   Randolph County, North Carolina, Certificates of Participation,       6/14 at 102.00         AAA          1,059,060
                 Series 2004, 5.000%, 6/01/20 - FSA Insured

          325   Wilson, North Carolina, Certificates of Particiation, Public          5/17 at 100.00         AAA            339,593
                 Facilities, Series 2007A, 5.000%, 5/01/29 - AGC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,530   Total Tax Obligation/Limited                                                                             16,424,651
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 16.9% (10.7% OF TOTAL INVESTMENTS)

        2,035   Charlotte, North Carolina, Airport Revenue Bonds, Series 2004A,       7/14 at 100.00         AAA          2,110,417
                 5.000%, 7/01/34 - MBIA Insured

          590   Piedmont Triad Airport Authority, North Carolina, Airport Revenue     7/15 at 100.00         AAA            622,668
                 Bonds, Series 2005A, 5.000%, 7/01/20 - XLCA Insured

                Raleigh Durham Airport Authority, North Carolina, Airport Revenue
                Bonds, Series 2001A:
        1,000    5.250%, 11/01/15 - FGIC Insured                                      5/11 at 101.00         Aaa          1,051,200
        2,320    5.250%, 11/01/16 - FGIC Insured                                      5/11 at 101.00         Aaa          2,435,861
        2,230    5.250%, 11/01/17 - FGIC Insured                                      5/11 at 101.00         Aaa          2,348,324

                University of North Carolina, Charlotte, Parking System Revenue
                Bonds, Series 2002:
          270    5.000%, 1/01/20 - MBIA Insured                                       1/12 at 101.00         Aaa            282,077
          500    5.125%, 1/01/27 - MBIA Insured                                       1/12 at 101.00         Aaa            522,280

------------------------------------------------------------------------------------------------------------------------------------
        8,945   Total Transportation                                                                                      9,372,827
------------------------------------------------------------------------------------------------------------------------------------


                                       42

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 17.0% (10.7% OF TOTAL INVESTMENTS) (4)

                North Carolina Capital Facilities Financing Agency, Revenue Bonds,
                Duke University, Series 2001A:
$         500    5.125%, 10/01/26 (Pre-refunded 10/01/11)                            10/11 at 100.00         Aaa     $      525,295
        1,620    5.125%, 10/01/41 (Pre-refunded 10/01/11)                            10/11 at 100.00         Aaa          1,701,956

          370   North Carolina Medical Care Commission, Health System Revenue        10/11 at 101.00      AA (4)            393,077
                 Bonds, Mission St. Joseph's Health System, Series 2001,
                 5.250%, 10/01/31 (Pre-refunded 10/01/11)

                Raleigh, North Carolina, Combined Enterprise System Revenue
                Bonds, Series 2004:
        1,000    5.000%, 3/01/21 (Pre-refunded 3/01/14)                               3/14 at 100.00         AAA          1,063,750
        1,750    5.000%, 3/01/22 (Pre-refunded 3/01/14)                               3/14 at 100.00         AAA          1,861,563

          465   University of North Carolina System, Pooled Revenue Refunding        10/12 at 100.00         Aaa            498,522
                 Bonds, Series 2002A, 5.375%, 4/01/19 (Pre-refunded 10/01/12) -
                 AMBAC Insured

        3,200   Wake County, North Carolina, General Obligation School Bonds,         2/10 at 101.50         AAA          3,371,488
                 Series 2000, 5.400%, 2/01/13 (Pre-refunded 2/01/10)

------------------------------------------------------------------------------------------------------------------------------------
        8,905   Total U.S. Guaranteed                                                                                     9,415,651
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 13.8% (8.7% OF TOTAL INVESTMENTS)

          500   North Carolina Eastern Municipal Power Agency, Power System           1/16 at 100.00         AAA            539,545
                 Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC Insured

        2,500   North Carolina Eastern Municipal Power Agency, Power System           7/07 at 100.00         AAA          2,503,125
                 Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                 FGIC Insured

        1,500   North Carolina Municipal Power Agency 1, Catawba Electric             1/10 at 101.00          A3          1,602,930
                 Revenue Bonds, Series 1999B, 6.500%, 1/01/20

          250   Puerto Rico Electric Power Authority, Power Revenue Bonds,            7/15 at 100.00         AAA            263,493
                 Series 2005RR, 5.000%, 7/01/24 - FGIC Insured

        2,600   Wake County Industrial Facilities and Pollution Control Financing     2/12 at 101.00          A3          2,739,204
                 Authority, North Carolina, Revenue Refunding Bonds, Carolina
                 Power and Light Company, Series 2002, 5.375%, 2/01/17

------------------------------------------------------------------------------------------------------------------------------------
        7,350   Total Utilities                                                                                           7,648,297
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 20.8% (13.1% OF TOTAL INVESTMENTS)

        2,520   Charlotte, North Carolina, Water and Sewerage System Revenue            No Opt. Call         AAA          2,710,329
                 Bonds, Series 2002A, 5.250%, 7/01/13

        1,000   Durham County, North Carolina, Enterprise System Revenue Bonds,       6/13 at 100.00         AAA          1,042,040
                 Series 2002, 5.000%, 6/01/23 - MBIA Insured

                Raleigh, North Carolina, Combined Enterprise System Revenue
                Bonds, Series 2006A:
        3,095    5.000%, 3/01/31 (UB)                                                 3/16 at 100.00         AAA          3,252,536
          975    5.000%, 3/01/36 (UB)                                                 3/16 at 100.00         AAA          1,021,010


                                       43

NNO
Nuveen North Carolina Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$          40   Raleigh, North Carolina, Combined Enterprise System Revenue           3/16 at 100.00         AAA     $       46,109
                 Bonds, Series 2006A, Residuals Series II-R-645-1,
                 6.807%, 3/01/31 (IF)

        1,000   Wilmington, North Carolina, Water and Sewer Revenue Bonds,            6/15 at 100.00         AAA          1,052,150
                 Series 2005, 5.000%, 6/01/25 - FSA Insured

        2,275   Winstom-Salem, North Carolina, Water and Sewer System Revenue         6/17 at 100.00         AAA          2,392,003
                 Bonds, Series 2007A, 5.000%, 6/01/37 (UB)

------------------------------------------------------------------------------------------------------------------------------------
       10,905   Total Water and Sewer                                                                                    11,516,176
------------------------------------------------------------------------------------------------------------------------------------
$      83,940   Total Investments (cost $85,869,368) - 158.9%                                                            87,945,277
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (9.0)%                                                                       (4,995,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.7%                                                                        398,370
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (50.6)%                                                        (28,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                        $   55,348,647
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                   (IF)  Inverse floating rate investment.

                   (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provision of SFAS No. 140.

                                 See accompanying notes to financial statements.

NII
Nuveen North Carolina Dividend Advantage Municipal Fund 3
Portfolio of INVESTMENTS
                                                                   as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 3.7% (2.3% OF TOTAL INVESTMENTS)

$       2,000   Puerto Rico, The Children's Trust Fund, Tobacco Settlement            5/12 at 100.00         BBB     $    2,096,780
                 Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 5.0% (3.1% OF TOTAL INVESTMENTS)

                North Carolina Capital Facilities Financing Agency, Revenue Bonds,
                Duke University, Series 2001A:
          330    5.125%, 10/01/26                                                    10/11 at 100.00         AA+            341,827
           95    5.125%, 10/01/41                                                    10/11 at 100.00         AA+             98,405

        1,290   University of North Carolina System, Pooled Revenue Refunding        10/12 at 100.00         AAA          1,337,537
                 Bonds, Series 2002A, 5.000%, 4/01/27 - AMBAC Insured

                University of North Carolina Wilmington, Certificates of
                Participation, Student Housing Project Revenue Bonds,
                Series 2006:
          500    5.000%, 6/01/21 - FGIC Insured                                       6/16 at 100.00         AAA            528,760
          500    5.000%, 6/01/37 - FGIC Insured                                       6/16 at 100.00         AAA            521,155

------------------------------------------------------------------------------------------------------------------------------------
        2,715   Total Education and Civic Organizations                                                                   2,827,684
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 15.6% (9.6% OF TOTAL INVESTMENTS)

          750   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/11 at 101.00          AA            765,923
                 Healthcare System Revenue Bonds, Carolinas Healthcare
                 System, Series 2001A, 5.000%, 1/15/31

        2,000   Charlotte-Mecklenburg Hospital Authority, North Carolina,             7/07 at 102.00          AA          2,028,000
                 Healthcare System Revenue Bonds, DBA Carolina Healthcare
                 System, Series 1997A, 5.125%, 1/15/22

          200   Charlotte-Mecklenburg Hospital Authority, North Carolina,             1/15 at 100.00          AA            203,732
                 Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                 System, Series 2005A, 5.000%, 1/15/45

        2,100   North Carolina Medical Care Commission, Health System Revenue        10/17 at 100.00          AA          2,034,921
                 Bonds, Mission St. Joseph's Health System, Series 2007,
                 4.500%, 10/01/31

        2,000   North Carolina Medical Care Commission, Healthcare Facilities        11/13 at 100.00         AA-          2,071,700
                 Revenue Bonds, Novant Health Obligated Group, Series 2003A,
                 5.000%, 11/01/18

          500   North Carolina Medical Care Commission, Revenue Bonds,                1/15 at 100.00         AAA            519,310
                 Blue Ridge Healthcare System, Series 2005, 5.000%, 1/01/33 -
                 FGIC Insured

          500   North Carolina Medical Care Commission, Revenue Bonds,               11/14 at 100.00          AA            514,485
                 Northeast Medical Center, Series 2004, 5.000%, 11/01/24

          190   North Carolina Medical Care Commission, Revenue Bonds,                1/16 at 100.00         N/R            192,639
                 Pines at Davidson, Series 2006A, 5.000%, 1/01/36

          430   Onslow County Hospital Authority, North Carolina, FHA Insured        10/16 at 100.00         AAA            449,380
                 Mortgage Revenue Bonds, Onslow Memorial Hospital Project,
                 Series 2006, 5.000%, 4/01/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,670   Total Health Care                                                                                         8,780,090
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.8% (1.1% OF TOTAL INVESTMENTS)

        1,000   Mecklenburg County, North Carolina, FNMA Multifamily Housing          7/13 at 105.00         AAA          1,034,820
                 Revenue Bonds, Little Rock Apartments, Series 2003,
                 5.150%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 4.1% (2.5% OF TOTAL INVESTMENTS)

          940   North Carolina Housing Finance Agency, Home Ownership Revenue         7/09 at 100.00          AA            952,276
                 Bonds, 1998 Trust Agreement, Series 5A, 5.625%, 7/01/30
                 (Alternative Minimum Tax)


                                       45

NII
Nuveen North Carolina Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOUSING/SINGLE FAMILY (continued)

$         850   North Carolina Housing Finance Agency, Home Ownership Revenue         1/17 at 100.00          AA     $      841,849
                 Bonds, Series 2007-29A, 4.800%, 7/01/33 (WI/DD, Settling 6/13/07)
                 (Alternative Minimum Tax)

          510   North Carolina Housing Finance Agency, Home Ownership Revenue         7/16 at 100.00          AA            507,991
                 Bonds, Series 25-A, 4.900%, 7/01/37 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,300   Total Housing/Single Family                                                                               2,302,116
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.4% (0.9% OF TOTAL INVESTMENTS)

          800   North Carolina Capital Facilities Financing Agency, Exempt              No Opt. Call         BBB            799,224
                 Facilities Revenue Bonds, Waste Management Inc., Series 2001,
                 3.750%, 8/01/14 (Mandatory put 8/01/07) (Alternative
                 Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.5% (0.9% OF TOTAL INVESTMENTS)

          600   North Carolina Medical Care Commission, Health Care Facilities       10/16 at 100.00         N/R            611,334
                 Revenue Bonds, Presbyterian Homes, Series 2006B,
                 5.200%, 10/01/21

          250   North Carolina Medical Care Commission, Healthcare Facilities        10/16 at 100.00         N/R            258,878
                 Revenue Bonds, Presbyterian Homes, Series 2006,
                 5.400%, 10/01/27

------------------------------------------------------------------------------------------------------------------------------------
          850   Total Long-Term Care                                                                                        870,212
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 21.1% (13.0% OF TOTAL INVESTMENTS)

        3,900   Cary, North Carolina, General Obligation Water and Sewer Bonds,       3/11 at 102.00         AAA          4,105,062
                 Series 2001, 5.000%, 3/01/20

        1,500   Durham, North Carolina, General Obligation Bonds, Series 2007,        4/17 at 100.00         AAA          1,608,900
                 5.000%, 4/01/22

                Lincoln County, North Carolina, General Obligation Bonds,
                Series 2002A:
          850    5.000%, 6/01/19 - FGIC Insured                                       6/12 at 101.00         AAA            895,178
          900    5.000%, 6/01/20 - FGIC Insured                                       6/12 at 101.00         AAA            946,854
        1,050    5.000%, 6/01/21 - FGIC Insured                                       6/12 at 101.00         AAA          1,099,245

          500   North Carolina, General Obligation Bonds, Series 2004A,               3/14 at 100.00         AAA            527,175
                 5.000%, 3/01/22

        2,000   Puerto Rico, General Obligation and Public Improvement Refunding        No Opt. Call         AAA          2,349,140
                 Bonds, Series 1997, 6.500%, 7/01/15 - MBIA Insured

          400   Raleigh, North Carolina, General Obligation Bonds, Series 2002,       6/12 at 100.00         AAA            417,044
                 5.000%, 6/01/21

------------------------------------------------------------------------------------------------------------------------------------
       11,100   Total Tax Obligation/General                                                                             11,948,598
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 29.3% (18.0% OF TOTAL INVESTMENTS)

        1,800   Catawba County, North Carolina, Certificates of Participation,        6/14 at 100.00         Aaa          1,916,406
                 Series 2004, 5.250%, 6/01/22 - MBIA Insured

        1,500   Centennial Authority, North Carolina, Hotel Tax Revenue Bonds,        9/07 at 102.00         AAA          1,534,395
                 Arena Project, Series 1997, 5.125%, 9/01/19 - FSA Insured

        2,750   Charlotte, North Carolina, Certificates of Participation,             6/13 at 100.00         AA+          2,833,985
                 Governmental Facilities Projects, Series 2003G, 5.000%, 6/01/33

        3,000   Dare County, North Carolina, Certificates of Participation,          12/12 at 100.00         AAA          3,119,760
                 Series 2002, 5.000%, 6/01/23 - AMBAC Insured

          500   Lee County, North Carolina, Certificates of Participation,            4/14 at 100.00         AAA            531,945
                 Public Schools and Community College, Series 2004,
                 5.250%, 4/01/20 - FSA Insured

        1,000   North Carolina, Certificates of Participation, Repair and Renovation  6/14 at 100.00         AA+          1,042,850
                 Project, Series 2004B, 5.000%, 6/01/20

        2,000   Rutherford County, North Carolina, Certificates of Participation,     9/12 at 101.00         AAA          2,095,420
                 Series 2002, 5.000%, 9/01/21 - AMBAC Insured

        1,200   Sampson County, North Carolina, Certificates of Participation,        6/17 at 100.00         AAA          1,257,252
                 Series 2006, 5.000%, 6/01/34 - FSA Insured (UB)


                                       46

  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,785   Union County, North Carolina, Certificates of Participation,          6/13 at 101.00         AAA     $    1,882,211
                 Series 2003, 5.000%, 6/01/20 - AMBAC Insured

          325   Wilson, North Carolina, Certificates of Particiation,                 5/17 at 100.00         AAA            339,593
                 Public Facilities, Series 2007A, 5.000%, 5/01/29 - AGC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,860   Total Tax Obligation/Limited                                                                             16,553,817
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 9.0% (5.5% OF TOTAL INVESTMENTS)

                Raleigh Durham Airport Authority, North Carolina, Airport Revenue
                Bonds, Series 2001A:
        1,780    5.250%, 11/01/15 - FGIC Insured                                      5/11 at 101.00         Aaa          1,871,136
        3,100    5.000%, 11/01/20 - FGIC Insured                                      5/11 at 101.00         Aaa          3,225,085

------------------------------------------------------------------------------------------------------------------------------------
        4,880   Total Transportation                                                                                      5,096,221
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 22.6% (13.9% OF TOTAL INVESTMENTS) (4)

          500   Broad River Water Authority, North Carolina, Water System Revenue     6/10 at 101.00         Aaa            526,525
                 Bonds, Series 2000, 5.375%, 6/01/26 (Pre-refunded 6/01/10) -
                 MBIA Insured

           50   Cumberland County, North Carolina, Hospital Facility Revenue         10/09 at 101.00      A- (4)             52,065
                 Bonds, Cumberland County Hospital System Inc., Cape Fear
                 Valley Health System, Series 1999, 5.250%, 10/01/29
                 (Pre-refunded 10/01/09)

                Forsyth County, North Carolina, Certificates of Participation,
                Public Facilities and Equipment Project, Series 2002:
        1,325    5.125%, 1/01/16 (Pre-refunded 1/01/13)                               1/13 at 101.00     AA+ (4)          1,416,717
          770    5.250%, 1/01/19 (Pre-refunded 1/01/13)                               1/13 at 101.00     AA+ (4)            828,081
        1,235    5.250%, 1/01/23 (Pre-refunded 1/01/13)                               1/13 at 101.00     AA+ (4)          1,328,156

                North Carolina Capital Facilities Financing Agency, Revenue Bonds,
                Duke University, Series 2001A:
        1,420    5.125%, 10/01/26 (Pre-refunded 10/01/11)                            10/11 at 100.00         Aaa          1,491,838
          405    5.125%, 10/01/41 (Pre-refunded 10/01/11)                            10/11 at 100.00         Aaa            425,489

        3,000   North Carolina Capital Facilities Financing Agency, Revenue Bonds,   10/12 at 100.00         AAA          3,174,510
                 Duke University, Series 2002A, 5.125%, 7/01/42
                 (Pre-refunded 10/01/12)

          500   North Carolina Medical Care Commission, Health System Revenue        10/11 at 101.00      AA (4)            531,185
                 Bonds, Mission St. Joseph's Health System, Series 2001,
                 5.250%, 10/01/31 (Pre-refunded 10/01/11)

          610   University of North Carolina System, Pooled Revenue Refunding        10/12 at 100.00         Aaa            643,050
                 Bonds, Series 2002A, 5.000%, 4/01/27 (Pre-refunded 10/01/12) -
                 AMBAC Insured

        2,215   Winston-Salem, North Carolina, Water and Sewerage System              6/12 at 100.00         AAA          2,328,319
                 Revenue Bonds, Series 2002A, 5.000%, 6/01/19
                 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       12,030   Total U.S. Guaranteed                                                                                    12,745,935
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 15.7% (9.6% OF TOTAL INVESTMENTS)

          500   North Carolina Eastern Municipal Power Agency, Power System           1/16 at 100.00         AAA            539,545
                 Revenue Bonds, Series 2005, 5.250%, 1/01/20 - AMBAC Insured

        4,000   North Carolina Eastern Municipal Power Agency, Power System           7/07 at 100.00         AAA          4,005,000
                 Revenue Refunding Bonds, Series 1993B, 5.500%, 1/01/17 -
                 FGIC Insured

        2,665   North Carolina Municipal Power Agency 1, Catawba Electric             1/13 at 100.00         AAA          2,836,972
                 Revenue Bonds, Series 2003A, 5.250%, 1/01/15 - AMBAC Insured

        1,400   Wake County Industrial Facilities and Pollution Control Financing     2/12 at 101.00          A3          1,474,956
                 Authority, North Carolina, Revenue Refunding Bonds, Carolina
                 Power and Light Company, Series 2002, 5.375%, 2/01/17

------------------------------------------------------------------------------------------------------------------------------------
        8,565   Total Utilities                                                                                           8,856,473
------------------------------------------------------------------------------------------------------------------------------------


                                       47

NII
Nuveen North Carolina Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS as of 5-31-07
  PRINCIPAL                                                                            OPTIONAL CALL
AMOUNT (000)    DESCRIPTION (1)                                                        PROVISIONS (2)   RATINGS (3)           VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER - 31.8% (19.6% OF TOTAL INVESTMENTS)

                Charlotte, North Carolina, Water and Sewerage System Revenue
                Bonds, Series 2001:
$         750    5.125%, 6/01/26                                                      6/11 at 101.00         AAA     $      783,368
        1,780    5.125%, 6/01/26 - FGIC Insured                                       6/11 at 101.00         AAA          1,860,100

          300   Durham County, North Carolina, Enterprise System Revenue Bonds,       6/13 at 100.00         AAA            315,456
                 Series 2002, 5.000%, 6/01/18 - MBIA Insured

        2,500   Kannapolis, North Carolina, Water and Sewerage System Revenue         2/12 at 101.00         AAA          2,610,500
                 Bonds, Series 2001B, 5.250%, 2/01/26 - FSA Insured
                 (Alternative Minimum Tax)

          500   Onslow County, North Carolina, Combined Enterprise System             6/14 at 100.00         AAA            522,345
                 Revenue Bonds, Series 2004B, 5.000%, 6/01/23 - XLCA Insured

        1,000   Orange Water and Sewerage Authority, North Carolina, Water and        7/11 at 101.00         AA+          1,031,390
                 Sewerage System Revenue Bonds, Series 2001, 5.000%, 7/01/26

                Raleigh, North Carolina, Combined Enterprise System Revenue
                 Bonds, Series 2006A,
        4,950    5.000%, 3/01/31 (UB)                                                 3/16 at 100.00         AAA          5,201,954
        3,000    5.000%, 3/01/36 (UB)                                                 3/16 at 100.00         AAA          3,141,569

            5   Raleigh, North Carolina, Combined Enterprise System Revenue           3/16 at 100.00         AAA              5,708
                 Bonds, Series 2006A, Residuals Series II-R-645-1,
                 6.806%, 3/01/36 (IF)

        2,375   Winstom-Salem, North Carolina, Water and Sewer System Revenue         6/17 at 100.00         AAA          2,497,145
                 Bonds, Series 2007A, 5.000%, 6/01/37 (UB)

------------------------------------------------------------------------------------------------------------------------------------
       17,160   Total Water and Sewer                                                                                    17,969,535
------------------------------------------------------------------------------------------------------------------------------------
$      87,930   Total Investments (cost $90,080,805) - 162.6%                                                            91,881,505
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (13.6)%                                                                      (7,680,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 0.6%                                                                        309,844
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (49.6)%                                                        (28,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $  56,511,349
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                    (2) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

                    (3) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.

                    (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

                    N/R  Not rated.

                  WI/DD  Purchased on a when-issued or delayed delivery basis.

                   (IF)  Inverse floating rate investment.

                   (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provision of SFAS No. 140.

                                 See accompanying notes to financial statements.

                        Statement of
                        ASSETS & LIABILITIES
                                                                    May 31, 2007
                                                                                         GEORGIA           GEORGIA          GEORGIA
                                                                                         PREMIUM          DIVIDEND         DIVIDEND
                                                                                          INCOME         ADVANTAGE      ADVANTAGE 2
                                                                                           (NPG)             (NZX)            (NKG)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $77,044,910, $42,020,135
   and $95,056,371, respectively)                                                    $80,023,369       $43,289,014      $97,290,412
Cash                                                                                     436,474                --               --
Receivables:
   Interest                                                                            1,408,360           691,488        1,586,850
   Investments sold                                                                    1,380,000                --          135,000
Other assets                                                                               2,833             4,380            4,548
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                       83,251,036        43,984,882       99,016,810
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                --            89,352          185,845
Payable for investments purchased                                                             --                --               --
Floating rate obligations                                                                     --                --               --
Unrealized depreciation on forward swaps                                                      --            29,585               --
Accrued expenses:
   Management fees                                                                        44,901            14,321           26,330
   Other                                                                                  27,380            16,520           27,206
Preferred share dividends payable                                                         19,304             3,944            7,867
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                      91,585           153,722          247,248
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                                                27,800,000        15,000,000       33,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $55,359,451       $28,831,160      $65,769,562
====================================================================================================================================
Common shares outstanding                                                              3,805,652         1,968,462        4,553,660
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                                             $     14.55       $     14.65      $     14.44
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                              $    38,057       $    19,685      $    45,537
Paid-in surplus                                                                       52,378,108        27,889,324       64,257,862
Undistributed (Over-distribution of) net investment income                               (49,719)          (51,564)        (112,208)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                                            14,546          (265,579)        (655,670)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                                         2,978,459         1,239,294        2,234,041
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                               $55,359,451       $28,831,160      $65,769,562
====================================================================================================================================
Authorized shares:
   Common                                                                              Unlimited         Unlimited        Unlimited
   Preferred                                                                           Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        ASSETS & LIABILITIES (continued)
                                                                    May 31, 2007
                                                                          NORTH            NORTH             NORTH            NORTH
                                                                       CAROLINA         CAROLINA          CAROLINA         CAROLINA
                                                                        PREMIUM         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NNC)            (NRB)             (NNO)            (NII)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $138,519,215, $54,022,454,
   $85,869,368, $90,080,805, respectively)                         $141,794,013      $55,303,292       $87,945,277      $91,881,505
Cash                                                                         --        1,173,662                --               --
Receivables:
   Interest                                                           2,308,902          825,753         1,361,767        1,334,150
   Investments sold                                                          --               --                --               --
Other assets                                                              8,350            7,694             6,174            4,511
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                     144,111,265       57,310,401        89,313,218       93,220,166
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                          725,625               --            69,504          137,441
Payable for investments purchased                                     1,389,668          496,310           843,727          843,727
Floating rate obligations                                             3,870,000        6,350,000         4,995,000        7,680,000
Unrealized depreciation on forward swaps                                     --           17,297                --               --
Accrued expenses:
   Management fees                                                       74,388           18,612            27,220           22,554
   Other                                                                 35,625           16,730            23,184           23,023
Preferred share dividends payable                                        24,673            2,907             5,936            2,072
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                  6,119,979        6,901,856         5,964,571        8,708,817
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               46,800,000       17,000,000        28,000,000       28,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 91,191,286      $33,408,545       $55,348,647      $56,511,349
====================================================================================================================================
Common shares outstanding                                             6,351,838        2,260,826         3,748,975        3,930,972
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      14.36      $     14.78       $     14.76      $     14.38
====================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     63,518      $    22,608       $    37,490      $    39,310
Paid-in surplus                                                      87,829,648       32,058,032        53,184,901       55,469,300
Undistributed (Over-distribution of) net investment income             (214,814)         (30,449)         (195,865)        (113,265)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                          238,136           94,813           246,212         (684,696)
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                        3,274,798        1,263,541         2,075,909        1,800,700
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 91,191,286      $33,408,545       $55,348,647      $56,511,349
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                          Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        OPERATIONS
                                                         Year Ended May 31, 2007
                                                                                         GEORGIA           GEORGIA          GEORGIA
                                                                                         PREMIUM          DIVIDEND         DIVIDEND
                                                                                          INCOME         ADVANTAGE      ADVANTAGE 2
                                                                                           (NPG)             (NZX)            (NKG)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                                     $3,973,420        $2,071,800      $ 4,547,821
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                          532,562           281,000          630,122
Preferred shares - auction fees                                                           69,500            37,500           82,501
Preferred shares - dividend disbursing agent fees                                         10,000            20,000           10,000
Shareholders' servicing agent fees and expenses                                            4,980               334              580
Floating rate obligations interest expense and fees                                           --               --                --
Custodian's fees and expenses                                                             26,638            15,417           39,569
Trustees' fees and expenses                                                                1,973             1,121            2,360
Professional fees                                                                         12,581            11,156           13,232
Shareholders' reports - printing and mailing expenses                                     15,172             9,086           15,399
Stock exchange listing fees                                                                  323               167              387
Investor relations expense                                                                11,359             5,782           12,385
Other expenses                                                                            13,232            12,077           13,386
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                     698,320           393,640          819,921
   Custodian fee credit                                                                   (9,835)           (6,447)          (9,711)
   Expense reimbursement                                                                     --           (117,955)        (317,448)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                             688,485           269,238          492,762
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  3,284,935         1,802,562        4,055,059
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                                 81,348            69,122          270,177
Net realized gain (loss) from forward swaps                                                   --                --           46,944
Net realized gain (loss) from futures                                                         --                --               --
Change in net unrealized appreciation (depreciation) of investments                       43,450           (14,277)         628,166
Change in net unrealized appreciation (depreciation) of forward swaps                         --           (29,585)        (197,717)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                   124,798           25,260          747,570
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                                              (869,692)         (481,666)      (1,072,522)
From accumulated net realized gains                                                           --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                                              (869,692)         (481,666)      (1,072,522)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                                    $2,540,041        $1,346,156      $ 3,730,107
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        OPERATIONS (continued)
                                                         Year Ended May 31, 2007
                                                                          NORTH            NORTH             NORTH            NORTH
                                                                       CAROLINA         CAROLINA          CAROLINA         CAROLINA
                                                                        PREMIUM         DIVIDEND          DIVIDEND         DIVIDEND
                                                                         INCOME        ADVANTAGE       ADVANTAGE 2      ADVANTAGE 3
                                                                          (NNC)            (NRB)             (NNO)            (NII)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 6,546,473       $2,541,540        $3,959,116       $4,053,344
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         882,150          323,088           533,695          540,003
Preferred shares - auction fees                                         117,001           42,501            70,000           70,000
Preferred shares - dividend disbursing agent fees                        10,000           10,000            10,000           10,000
Shareholders' servicing agent fees and expenses                           9,932              271               632              690
Floating rate obligations interest expense and fees                      27,570          131,716            82,924          147,167
Custodian's fees and expenses                                            36,418           19,973            24,947           26,981
Trustees' fees and expenses                                               3,390            1,311             1,964            2,183
Professional fees                                                        14,729           11,432            12,753           12,760
Shareholders' reports - printing and mailing expenses                    24,682           10,142            16,179           15,358
Stock exchange listing fees                                               9,785              192               318              334
Investor relations expense                                               19,278            6,760            10,936           11,359
Other expenses                                                           16,380           12,897            14,087           12,699
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement  1,171,315          570,283           778,435          849,534
   Custodian fee credit                                                 (20,188)          (8,478)           (7,505)          (9,778)
   Expense reimbursement                                                     --         (118,799)         (231,061)        (272,047)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,151,127          443,006           539,869          567,709
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 5,395,346        2,098,534         3,419,247        3,485,635
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                               368,361          229,088           406,698          229,821
Net realized gain (loss) from forward swaps                                  --               --                --               --
Net realized gain (loss) from futures                                        --           21,833                --               --
Change in net unrealized appreciation (depreciation) of investments      98,311         (153,016)          (28,954)         189,979
Change in net unrealized appreciation (depreciation) of forward swaps        --          (17,297)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                 466,672           80,608           377,744          419,800
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                           (1,481,763)        (500,664)         (878,117)        (890,568)
From accumulated net realized gains                                     (19,120)         (25,847)          (39,705)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Preferred shareholders                           (1,500,883)        (526,511)         (917,822)        (890,568)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $ 4,361,135       $1,652,631        $2,879,169       $3,014,867
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS
                                             GEORGIA                           GEORGIA                             GEORGIA
                                       PREMIUM INCOME (NPG)             DIVIDEND ADVANTAGE (NZX)          DIVIDEND ADVANTAGE 2 (NKG)
                                 ----------------------------        ---------------------------        ----------------------------
                                 YEAR ENDED        YEAR ENDED        YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                    5/31/07           5/31/06           5/31/07          5/31/06           5/31/07          5/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 3,284,935       $ 3,319,942       $ 1,802,562      $ 1,845,409       $ 4,055,059      $ 4,021,017
Net realized gain (loss)
   from investments                  81,348           463,246            69,122           15,105           270,177          (56,044)
Net realized gain (loss)
   from forward swaps                    --                --                --          (19,734)           46,944          (13,236)
Net realized gain (loss)
   from futures                          --                --                --               --                --               --
Change in net unrealized
   appreciation (depreciation)
   of investments                    43,450        (2,358,498)          (14,277)        (994,754)          628,166       (2,417,797)
Change in net unrealized
   appreciation (depreciation)
   of forward swaps                      --                --           (29,585)          67,410          (197,717)         436,491
Distributions to
   Preferred Shareholders:
   From net investment income      (869,692)         (645,442)         (481,666)        (368,644)       (1,072,522)        (859,541)
   From accumulated net
   realized gains                        --           (29,168)                --              --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                2,540,041           750,080         1,346,156          544,792         3,730,107        1,110,890
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income       (2,539,683)       (2,967,320)       (1,481,082)      (1,699,327)       (2,861,975)      (3,183,008)
From accumulated net
   realized gains                        --          (251,264)               --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders        (2,539,683)       (3,218,584)       (1,481,082)      (1,699,327)       (2,861,975)      (3,183,008)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common Shares:
   Offering costs adjustments            --                --                --               --                --               --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions   40,850            99,552            53,889           59,258                --               --
Preferred shares offering
   costs adjustments                     --                --                --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions        40,850            99,552            53,889           59,258                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares       41,208        (2,368,952)          (81,037)      (1,095,277)          868,132       (2,072,118)
Net assets applicable to Common
   shares at the beginning
   of year                       55,318,243        57,687,195         28,912,197      30,007,474        64,901,430       66,973,548
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year    $55,359,451       $55,318,243       $28,831,160      $28,912,197       $65,769,562      $64,901,430
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                  $   (49,719)      $    74,721       $   (51,564)     $   108,622       $  (112,208)     $  (232,770)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CHANGES in NET ASSETS (continued)
                                                                           NORTH CAROLINA                      NORTH CAROLINA
                                                                        PREMIUM INCOME (NNC)              DIVIDEND ADVANTAGE (NRB)
                                                                    ----------------------------       -----------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                        5/31/07          5/31/06           5/31/07          5/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 5,395,346      $ 5,594,531       $ 2,098,534      $ 2,130,270
Net realized gain (loss) from investments                               368,361          406,707           229,088           95,322
Net realized gain (loss) from forward swaps                                  --               --                --               --
Net realized gain (loss) from futures                                        --               --             21,833              --
Change in net unrealized appreciation
   (depreciation) of investments                                         98,311       (4,033,853)         (153,016)      (1,195,026)
Change in net unrealized appreciation
   (depreciation) of forward swaps                                           --               --           (17,297)              --
Distributions to Preferred Shareholders:
   From net investment income                                        (1,481,763)      (1,024,654)         (500,664)        (384,276)
   From accumulated net realized gains                                  (19,120)        (136,337)          (25,847)              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                    4,361,135          806,394         1,652,631          646,290
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (4,163,346)      (4,996,624)       (1,741,404)      (1,984,988)
From accumulated net realized gains                                     (89,554)      (1,010,708)         (117,562)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                            (4,252,900)      (6,007,332)       (1,858,966)      (1,984,988)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common Shares:
   Offering costs adjustments                                                --               --                --               --
   Net proceeds from Common shares
     issued to shareholders due to
     reinvestment of distributions                                       50,016          226,109            78,190           55,870
Preferred shares offering costs adjustments                                  --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                            50,016          226,109            78,190           55,870
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                          158,251       (4,974,829)         (128,145)      (1,282,828)
Net assets applicable to Common
   shares at the beginning of year                                   91,033,035       96,007,864        33,536,690       34,819,518
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                        $91,191,286      $91,033,035       $33,408,545      $33,536,690
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                      $  (214,814)     $    34,949       $   (30,449)     $   113,085
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                           NORTH CAROLINA                     NORTH CAROLINA
                                                                     DIVIDEND ADVANTAGE 2 (NNO)         DIVIDEND ADVANTAGE 3 (NII)
                                                                    ----------------------------       -----------------------------
                                                                     YEAR ENDED       YEAR ENDED        YEAR ENDED       YEAR ENDED
                                                                        5/31/07          5/31/06           5/31/07          5/31/06
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                               $ 3,419,247      $ 3,445,695       $ 3,485,635      $ 3,459,061
Net realized gain (loss) from investments                               406,698          144,400           229,821           11,352
Net realized gain (loss) from forward swaps                                  --          (83,226)               --         (165,393)
Net realized gain (loss) from futures                                        --               --                --               --
Change in net unrealized appreciation
   (depreciation) of investments                                        (28,954)      (2,445,879)          189,979       (2,071,239)
Change in net unrealized appreciation
   (depreciation) of forward swaps                                           --          172,011                --           258,425
Distributions to Preferred Shareholders:
   From net investment income                                          (878,117)        (652,732)         (890,568)        (695,922)
   From accumulated net realized gains                                  (39,705)         (46,077)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                    2,879,169          534,192         3,014,867          796,284
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (2,647,748)      (3,076,672)       (2,570,459)      (2,840,173)
From accumulated net realized gains                                    (184,018)        (463,738)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions
   to Common shareholders                                            (2,831,766)      (3,540,410)       (2,570,459)      (2,840,173)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common Shares:
   Offering costs adjustments                                                --            6,568                --               --
   Net proceeds from shares
     issued to shareholders due to
     reinvestment of distributions                                       49,760           89,225            17,530           58,742
Preferred shares offering costs adjustments                                  --            6,694                --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                            49,760          102,487            17,530           58,742
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                           97,163       (2,903,731)          461,938       (1,985,147)
Net assets applicable to Common
   shares at the beginning of year                                   55,251,484       58,155,215        56,049,411       58,034,558
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of year                                        $55,348,647      $55,251,484       $56,511,349      $56,049,411
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income at the
   end of year                                                      $  (195,865)     $   (87,058)      $  (113,265)     $  (137,873)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                        CASH FLOWS
                                                        Year Ended May 31, 2007

                                                                          NORTH
                                                                       CAROLINA
                                                                       DIVIDEND
                                                                      ADVANTAGE
                                                                          (NRB)
--------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES
FROM OPERATIONS                                                    $  1,652,631
Adjustments to reconcile the net increase (decrease) in
net assets applicable to Common shares from operations
   to net cash provided by (used in) operating activities:
   Purchases of investments                                         (13,438,175)
   Proceeds from sales and maturities of investments                  7,910,843
   Proceeds from sales of futures                                        21,833
   Amortization/(Accretion) of premiums and discounts, net              107,833
   (Increase) Decrease in receivable for interest                        93,097
   Increase (Decrease) in payable for investments purchased             496,310
   Increase (Decrease) in accrued management fees                         1,953
   Increase (Decrease) in accrued other liabilities                       1,922
   Increase (Decrease) in Preferred shares dividends payable              1,683
   Net realized (gain) loss from investments                           (229,088)
   Net realized (gain) loss from futures                                (21,833)
   Change in net unrealized (appreciation)
      depreciation of investments                                       153,016
   Change in net unrealized (appreciation) depreciation
      of forward swaps                                                   17,297
--------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities               (3,230,678)
--------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase  in floating rate obligations                                6,350,000
Cash distributions paid to Common shareholders                       (1,780,776)
--------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                   4,569,224
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                       1,338,546
Cash at the beginning of period                                        (164,884)
--------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                          $  1,173,662
================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $78,190.

                                 See accompanying notes to financial statements.

                        Notes to
                        FINANCIAL STATEMENTS


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds (the "Funds") covered in this report and their corresponding Common share stock exchange symbols are Nuveen Georgia Premium Income Municipal Fund
(NPG), Nuveen Georgia Dividend Advantage Municipal Fund (NZX), Nuveen Georgia Dividend Advantage Municipal Fund 2 (NKG), Nuveen North Carolina Premium Income Municipal Fund (NNC), Nuveen North Carolina Dividend Advantage Municipal Fund
(NRB), Nuveen North Carolina Dividend Advantage Municipal Fund 2 (NNO) and Nuveen North Carolina Dividend Advantage Municipal Fund 3 (NII). Common shares of Georgia Premium Income (NPG), Georgia Dividend Advantage (NZX), Georgia Dividend Advantage 2 (NKG), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3
(NII) are traded on the American Stock Exchange while Common shares of North Carolina Premium Income (NNC) are traded on the New York Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap contract or futures contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2007, North Carolina Premium Income (NNC), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2 (NNO) and North Carolina Dividend Advantage 3
(NII) each had outstanding when-issued/delayed delivery purchase commitments of $1,389,668, $496,310, $843,727 and $843,727, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding for each Fund is as follows:

                                                                       NORTH        NORTH        NORTH        NORTH
                            GEORGIA      GEORGIA        GEORGIA     CAROLINA     CAROLINA     CAROLINA     CAROLINA
                            PREMIUM     DIVIDEND       DIVIDEND      PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                             INCOME    ADVANTAGE    ADVANTAGE 2       INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                              (NPG)        (NZX)          (NKG)        (NNC)        (NRB)        (NNO)        (NII)
===================================================================================================================
Number of shares:
   Series M                      --          600            --            --           --           --           --
   Series T                      --           --            --            --          680           --           --
   Series W                      --           --            --            --           --           --        1,120
   Series TH                  1,112           --            --         1,872           --           --           --
   Series F                      --           --         1,320            --           --        1,120           --
===================================================================================================================

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Floating rate obligations interest expense and fees" in the Statement of Operations.

During the fiscal year ended May 31, 2007, North Carolina Premium Income (NNC), North Carolina Dividend Advantage (NRB), North Carolina Dividend Advantage 2
(NNO) and North Carolina Dividend Advantage 3 (NII) invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Georgia Premium Income (NPG), Georgia Dividend Advantage (NZX) and Georgia Dividend Advantage 2 (NKG) did not invest in any such instruments during the fiscal year ended May 31, 2007.

The average floating rate obligations outstanding and average annual interest rate related to self-deposited inverse floaters during the fiscal year ended May 31, 2007, were as follows:

                                                                                        NORTH        NORTH        NORTH        NORTH
                                                                                     CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                                                                      PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                                       INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                                        (NNC)        (NRB)        (NNO)        (NII)
====================================================================================================================================
Average floating rate obligations                                                     708,110    3,406,068    2,142,452    3,804,493
Average annual interest rate and fees                                                   3.89%        3.87%        3.87%        3.87%
====================================================================================================================================

Forward Swap Transactions

The Funds are authorized to invest in certain derivative financial instruments. The Funds' use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. North Carolina Dividend Advantage (NRB) was the only Fund to invest in futures contracts during the fiscal year ended May 31, 2007.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications

Under the Funds' organizational documents, their Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                               GEORGIA               GEORGIA DIVIDEND          GEORGIA DIVIDEND
                                        PREMIUM INCOME (NPG)          ADVANTAGE (NZX)          ADVANTAGE 2 (NKG)
                                      ------------------------   -----------------------   -----------------------
                                      YEAR ENDED    YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                         5/31/07       5/31/06      5/31/07      5/31/06      5/31/07      5/31/06
==================================================================================================================
Common shares issued to shareholders
   due to reinvestment of distributions    2,656         6,229        3,317        3,662           --           --
==================================================================================================================
                                                                      NORTH CAROLINA            NORTH CAROLINA
                                                                   PREMIUM INCOME (NNC)   DIVIDEND ADVANTAGE (NRB)
                                                                 -----------------------   -----------------------
                                                                 YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                    5/31/07      5/31/06      5/31/07      5/31/06
==================================================================================================================
Common shares issued to shareholders
   due to reinvestment of distributions                               3,363       14,230        4,827        3,276
==================================================================================================================
                                                                      NORTH CAROLINA            NORTH CAROLINA
                                                                         DIVIDEND                  DIVIDEND
                                                                     ADVANTAGE 2 (NNO)         ADVANTAGE 3 (NII)
                                                                 -----------------------   -----------------------
                                                                 YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                                                                    5/31/07      5/31/06      5/31/07      5/31/06
==================================================================================================================
Common shares issued to shareholders
   due to reinvestment of distributions                               3,293        5,637        1,207        3,940
==================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the fiscal year ended May 31, 2007, were as follows:

                                                                                 GEORGIA     GEORGIA       GEORGIA
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
                                                                                   (NPG)        (NZX)        (NKG)
==================================================================================================================
Purchases                                                                     $3,646,909   $4,949,558   $6,804,001
Sales and maturities                                                           6,422,431    4,818,645    6,774,856
==================================================================================================================
                                                                      NORTH        NORTH        NORTH        NORTH
                                                                   CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                      (NNC)        (NRB)        (NNO)        (NII)
==================================================================================================================
Purchases                                                       $25,866,712  $13,438,175  $12,946,036  $19,169,779
Sales and maturities                                             18,236,590    7,910,843    7,381,840   10,875,459
==================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2007, the cost of investments was as follows:

                                                                                 GEORGIA      GEORGIA      GEORGIA
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
                                                                                   (NPG)        (NZX)        (NKG)
==================================================================================================================
Cost of investments                                                          $77,035,094  $42,101,774  $95,228,270
==================================================================================================================
                                                                      NORTH        NORTH        NORTH        NORTH
                                                                   CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                      (NNC)        (NRB)        (NNO)        (NII)
==================================================================================================================
Cost of investments                                            $134,645,726  $47,677,144  $80,872,625  $82,458,648
==================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at May 31, 2007, were as follows:

                                                                                 GEORGIA      GEORGIA      GEORGIA
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
                                                                                   (NPG)        (NZX)        (NKG)
==================================================================================================================
Gross unrealized:
   Appreciation                                                               $3,068,919   $1,357,570   $2,471,494
   Depreciation                                                                  (80,644)    (170,330)    (409,352)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                     $2,988,275   $1,187,240   $2,062,142
==================================================================================================================
                                                                      NORTH        NORTH        NORTH        NORTH
                                                                   CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                      (NNC)        (NRB)        (NNO)        (NII)
==================================================================================================================
Gross unrealized:
   Appreciation                                                  $3,555,092   $1,377,844   $2,211,298   $2,012,988
   Depreciation                                                    (270,934)     (99,965)    (130,542)    (266,610)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments        $3,284,158   $1,277,879   $2,080,756   $1,746,378
==================================================================================================================

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2007, the Funds' tax year end, were as follows:

                                                                                 GEORGIA      GEORGIA      GEORGIA
                                                                                 PREMIUM     DIVIDEND     DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
                                                                                   (NPG)        (NZX)        (NKG)
==================================================================================================================
Undistributed net tax-exempt income *                                           $161,466      $70,485     $136,084
Undistributed net ordinary income **                                                  --           --           --
Undistributed net long-term capital gains                                         14,546           --           --
==================================================================================================================
                                                                      NORTH        NORTH        NORTH        NORTH
                                                                   CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                                      (NNC)        (NRB)        (NNO)        (NII)
==================================================================================================================
Undistributed net tax-exempt income *                              $130,792     $114,016     $ 22,668     $103,045
Undistributed net ordinary income **                                     --        1,006           --           --
Undistributed net long-term capital gains                           238,136       98,768      246,212           --
==================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2007, paid on June 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the tax years ended May 31, 2007 and May 31, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                                                 GEORGIA      GEORGIA      GEORGIA
                                                                                 PREMIUM    DIVIDEND      DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
2007                                                                               (NPG)        (NZX)        (NKG)
==================================================================================================================
Distributions from net tax-exempt income***                                   $3,438,850   $1,980,068   $3,945,298
Distributions from net ordinary income **                                             --           --           --
Distributions from net long-term capital gains****                                    --           --           --
==================================================================================================================
                                                                      NORTH        NORTH        NORTH        NORTH
                                                                   CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2007                                                                  (NNC)        (NRB)        (NNO)        (NII)
==================================================================================================================
Distributions from net tax-exempt income***                      $5,698,177   $2,254,608   $3,550,052   $3,487,248
Distributions from net ordinary income **                                --          133           12           --
Distributions from net long-term capital gains****                  108,674      143,410      223,711           --
==================================================================================================================
                                                                                 GEORGIA      GEORGIA      GEORGIA
                                                                                 PREMIUM    DIVIDEND      DIVIDEND
                                                                                  INCOME    ADVANTAGE  ADVANTAGE 2
2006                                                                               (NPG)        (NZX)        (NKG)
------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                                      $3,641,791   $2,072,610   $4,067,314
Distributions from net ordinary income **                                          3,242           --           --
Distributions from net long-term capital gains                                   280,565           --           --
==================================================================================================================
                                                                      NORTH        NORTH        NORTH        NORTH
                                                                   CAROLINA     CAROLINA     CAROLINA     CAROLINA
                                                                    PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                                                                     INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
2006                                                                  (NNC)        (NRB)        (NNO)        (NII)
==================================================================================================================
Distributions from net tax-exempt income                         $6,057,580   $2,388,973   $3,738,500   $3,554,484
Distributions from net ordinary income **                            24,591           --      123,149           --
Distributions from net long-term capital gains                    1,146,601           --      400,823           --
==================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2007, as Exempt Interest Dividends.
**** The Funds hereby designate these amounts paid during the fiscal year ended
     May 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

At May 31, 2007, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                           NORTH
                                               GEORGIA      GEORGIA     CAROLINA
                                              DIVIDEND     DIVIDEND     DIVIDEND
                                             ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                                                 (NZX)        (NKG)        (NII)
================================================================================
Expiration year:
   2012                                       $     --     $ 18,158     $119,458
   2013                                         52,813      177,608       36,008
   2014                                        113,538      287,093      474,910
   2015                                         17,587           --           --
--------------------------------------------------------------------------------
Total                                         $183,938     $482,859     $630,376
================================================================================

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

AVERAGE DAILY NET ASSETS                            GEORGIA PREMIUM INCOME (NPG)
(INCLUDING NET ASSETS                        NORTH CAROLINA PREMIUM INCOME (NNC)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
================================================================================
For the first $125 million                      .                          4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                GEORGIA DIVIDEND ADVANTAGE (NZX)
                                              GEORGIA DIVIDEND ADVANTAGE 2 (NKG)
                                         NORTH CAROLINA DIVIDEND ADVANTAGE (NRB)
AVERAGE DAILY NET ASSETS               NORTH CAROLINA DIVIDEND ADVANTAGE 2 (NNO)
(INCLUDING NET ASSETS                  NORTH CAROLINA DIVIDEND ADVANTAGE 3 (NII)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
================================================================================
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of May 31, 2007, the complex-level fee rate was .1824%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
================================================================================
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Georgia Dividend Advantage's (NZX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
SEPTEMBER 30,                                  SEPTEMBER 30,
================================================================================
2001*                      .30%                2007                         .25%
2002                       .30                 2008                         .20
2003                       .30                 2009                         .15
2004                       .30                 2010                         .10
2005                       .30                 2011                         .05
2006                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage (NZX) for any portion of its fees and expenses beyond September 30, 2011.

For the first eight years of Georgia Dividend Advantage 2's (NKG) and North Carolina Dividend Advantage 3's (NII) operations, the Adviser has agreed to reimburse the Funds, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
SEPTEMBER 30,                                  SEPTEMBER 30,
================================================================================
2002*                      .32%                2007                         .32%
2003                       .32                 2008                         .24
2004                       .32                 2009                         .16
2005                       .32                 2010                         .08
2006                       .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Georgia Dividend Advantage 2 (NKG) and North Carolina Dividend Advantage 3 (NII) for any portion of its fees and expenses beyond September 30, 2010.

For the first ten years of North Carolina Dividend Advantage's (NRB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
JANUARY 31,                                    JANUARY 31,
================================================================================
2001*                      .30%                2007                         .25%
2002                       .30                 2008                         .20
2003                       .30                 2009                         .15
2004                       .30                 2010                         .10
2005                       .30                 2011                         .05
2006                       .30
================================================================================

*    From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage (NRB) for any portion of its fees and expenses beyond January 31, 2011.

For the first ten years of North Carolina Dividend Advantage 2's (NNO) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
NOVEMBER 30,                                   NOVEMBER 30,
================================================================================
2001*                      .30%                2007                         .25%
2002                       .30                 2008                         .20
2003                       .30                 2009                         .15
2004                       .30                 2010                         .10
2005                       .30                 2011                         .05
2006                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse North Carolina Dividend Advantage 2
(NNO) for any portion of its fees and expenses beyond November 30, 2011.

6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Interpretation No. 48 On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund's last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by November 30, 2007. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2007, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on July 2, 2007, to shareholders of record on June 15, 2007, as follows:

                                                                      NORTH        NORTH        NORTH        NORTH
                            GEORGIA      GEORGIA       GEORGIA     CAROLINA     CAROLINA     CAROLINA     CAROLINA
                            PREMIUM     DIVIDEND      DIVIDEND      PREMIUM     DIVIDEND     DIVIDEND     DIVIDEND
                             INCOME    ADVANTAGE   ADVANTAGE 2       INCOME    ADVANTAGE  ADVANTAGE 2  ADVANTAGE 3
                              (NPG)        (NZX)         (NKG)        (NNC)        (NRB)        (NNO)        (NII)
==================================================================================================================
Dividend per share           $.0530       $.0570        $.0530       $.0490       $.0600       $.0550       $.0545
==================================================================================================================

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with an investor group majority-led by Madison Dearborn Partners, LLC. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investor group includes affiliates of Merrill Lynch, Wachovia, Citigroup, Deutsche Bank and Morgan Stanley. It is anticipated that Merrill Lynch and its affiliates will be indirect "affiliated persons" (as that term is defined in the Investment Company Act of 1940) of the Funds. Under the terms of the merger, each outstanding share of Nuveen Investments' common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining the approval of Nuveen Investments shareholders, obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement, and expiration of certain regulatory waiting periods. The obligations of Madison Dearborn Partners, LLC to consummate the merger are not conditioned on its obtaining financing. The Merger Agreement includes a "go shop" provision through July 19, 2007, during which Nuveen Investments may actively solicit and negotiate competing takeover proposals.

The consummation of the merger will be deemed to be an "assignment" (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund's agreement. Prior to the consummation of the merger, it is anticipated that the Board of Trustees of each Fund will consider a new investment management agreement with the Adviser. If approved by the Board, the new agreement would be presented to the Fund's shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

                        Financial
                        HIGHLIGHTS

                        Financial
                        HIGHLIGHTS


Selected data for a Common share outstanding throughout each period:
                                                 Investment Operations                                      Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment     Capital
                      Common                     Net       Income to        Gains to               Income to    Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common      Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-      Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total      holders     holders      Total
====================================================================================================================================
GEORGIA PREMIUM
INCOME (NPG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  $14.55       $ .86       $ .04           $(.23)           $ --      $ .67        $(.67)       $ --      $(.67)
2006                   15.19         .87        (.48)           (.17)           (.01)       .21         (.78)       (.07)      (.85)
2005                   14.42         .92         .84            (.09)             --       1.67         (.90)         --       (.90)
2004                   15.36         .97        (.96)           (.05)             --       (.04)        (.90)         --       (.90)
2003                   14.31         .96        1.02            (.07)             --       1.91         (.86)         --       (.86)

GEORGIA DIVIDEND
ADVANTAGE (NZX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                   14.71         .92         .02            (.25)             --        .69         (.75)         --       (.75)
2006                   15.30         .94        (.47)           (.19)             --        .28         (.87)         --       (.87)
2005                   14.47         .96         .85            (.10)             --       1.71         (.88)       (.01)      (.89)
2004                   15.62         .97       (1.18)           (.06)             --       (.27)        (.87)       (.01)      (.88)
2003                   14.00         .96        1.65            (.06)           (.02)      2.53         (.81)       (.13)      (.94)
====================================================================================================================================
                                                                      Total Returns
                                                                  ----------------------
                       Offering                                                   Based
                      Costs and      Ending                                          on
                      Preferred      Common                        Based         Common
                          Share       Share         Ending            on      Share Net
                   Underwriting   Net Asset         Market        Market          Asset
                      Discounts       Value          Value         Value*         Value*
========================================================================================
GEORGIA PREMIUM
INCOME (NPG)
----------------------------------------------------------------------------------------
Year Ended 5/31:
2007                       $ --      $14.55         $14.12         (2.55)%         4.62%
2006                         --       14.55          15.16         (4.12)          1.42
2005                         --       15.19          16.70         15.46          11.88
2004                         --       14.42          15.30         (4.56)          (.23)
2003                         --       15.36          16.95         12.92          13.78

GEORGIA DIVIDEND
ADVANTAGE (NZX)
----------------------------------------------------------------------------------------
Year Ended 5/31:
2007                         --       14.65          16.00          8.10           4.75
2006                         --       14.71          15.50          2.91           1.87
2005                        .01       15.30          15.89         20.74          12.10
2004                         --       14.47          13.95         (5.15)         (1.73)
2003                        .03       15.62          15.59         12.56          18.82
========================================================================================
                                                                Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                   Ratios to Average Net Assets
                                        Applicable to Common Shares                    Applicable to Common Shares
                                        Before Credit/Reimbursement                    After Credit/Reimbursement**
                               --------------------------------------------   -------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable    Expenses        Expenses              Net      Expenses        Expenses             Net   Portfolio
                   to Common   Including       Excluding       Investment     Including       Excluding      Investment    Turnover
                 Shares (000)   Interest++(a)   Interest++(a)      Income++    Interest++(a)   Interest++(a)     Income++      Rate
====================================================================================================================================
GEORGIA PREMIUM
INCOME (NPG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                 $55,359        1.25%           1.25%            5.84%         1.23%           1.23%           5.86%          4%
2006                  55,318        1.25            1.25             5.87          1.22            1.22            5.90          15
2005                  57,687        1.25            1.25             6.15          1.23            1.23            6.17          18
2004                  54,607        1.23            1.23             6.54          1.22            1.22            6.55          12
2003                  58,050        1.29            1.29             6.53          1.26            1.26            6.55          22

GEORGIA DIVIDEND
ADVANTAGE (NZX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  28,831        1.35            1.35             5.74           .92             .92            6.16          11
2006                  28,912        1.31            1.31             5.82           .85             .85            6.28           5
2005                  30,007        1.27            1.27             5.93           .80             .80            6.39          12
2004                  28,348        1.27            1.27             6.03           .81             .81            6.49           5
2003                  30,576        1.31            1.31             6.00           .83             .83            6.49          48
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                     (000)    Per Share    Per Share         (000)    Per $1,000
================================================================================
GEORGIA PREMIUM
INCOME (NPG)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007              $27,800       $25,000      $74,784         $ --           $ --
2006               27,800        25,000       74,747           --             --
2005               27,800        25,000       76,877           --             --
2004               27,800        25,000       74,107           --             --
2003               27,800        25,000       77,203           --             --

GEORGIA DIVIDEND
ADVANTAGE (NZX)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007               15,000        25,000       73,052           --             --
2006               15,000        25,000       73,187           --             --
2005               15,000        25,000       75,012           --             --
2004               15,000        25,000       72,247           --             --
2003               15,000        25,000       75,961           --             --
================================================================================
* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
**   After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  68-69 spread

                        Financial
                        HIGHLIGHTS (continued)


          Selected data for a Common share outstanding throughout each period:
                                                 Investment Operations                                     Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment     Capital
                      Common                     Net       Income to        Gains to               Income to    Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common      Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-      Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total      holders     holders      Total
====================================================================================================================================
GEORGIA DIVIDEND
ADVANTAGE 2 (NKG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  $14.25        $.89      $  .17           $(.24)           $ --      $ .82        $(.63)       $ --      $(.63)
2006                   14.71         .88        (.45)           (.19)             --        .24         (.70)         --       (.70)
2005                   13.79         .87         .94            (.11)             --       1.70         (.78)         --       (.78)
2004                   15.01         .88       (1.23)           (.05)             --       (.40)        (.80)       (.02)      (.82)
2003(a)                14.33         .47         .92            (.04)             --       1.35         (.47)         --       (.47)
====================================================================================================================================
                                                                          Total Returns
                                                                      ----------------------
                           Offering                                                   Based
                          Costs and      Ending                                          on
                          Preferred      Common                        Based         Common
                              Share       Share         Ending            on      Share Net
                       Underwriting   Net Asset         Market        Market          Asset
                          Discounts       Value          Value         Value**        Value**
=============================================================================================
GEORGIA DIVIDEND
ADVANTAGE 2 (NKG)
---------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                           $ --      $14.44         $14.50         14.40%          5.79%
2006                             --       14.25          13.26         (1.61)          1.68
2005                             --       14.71          14.18         13.61          12.61
2004                             --       13.79          13.20         (6.57)         (2.67)
2003(a)                        (.20)      15.01          14.98          3.16           8.22
=============================================================================================
                                                               Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                  Ratios to Average Net Assets
                                        Applicable to Common Shares                   Applicable to Common Shares
                                        Before Credit/Reimbursement                   After Credit/Reimbursement***
                               --------------------------------------------   ------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable    Expenses        Expenses              Net      Expenses       Expenses             Net    Portfolio
                   to Common   Including       Excluding       Investment     Including      Excluding      Investment     Turnover
                 Shares (000)   Interest++(a)   Interest++(a)      Income++    Interest++(a)  Interest++(a)     Income++       Rate
====================================================================================================================================
GEORGIA DIVIDEND
ADVANTAGE 2 (NKG)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended
5/31:
2007                 $65,770        1.24%           1.24%            5.63%          .74%           .74%           6.12%           7%
2006                  64,901        1.24            1.24             5.63           .75            .75            6.12            7
2005                  66,974        1.23            1.23             5.58           .74            .74            6.07            5
2004                  62,810        1.22            1.22             5.63           .73            .73            6.12           12
2003(a)               68,325        1.16*           1.16*            4.36*          .69*           .69*           4.84*          17
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                     (000)    Per Share    Per Share         (000)    Per $1,000
================================================================================
GEORGIA DIVIDEND
ADVANTAGE 2 (NKG)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007              $33,000       $25,000      $74,825         $ --           $ --
2006               33,000        25,000       74,168           --             --
2005               33,000        25,000       75,738           --             --
2004               33,000        25,000       72,583           --             --
2003(a)            33,000        25,000       76,761           --             --
================================================================================
*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period September 25, 2002 (commencement of operations) through May 31, 2003.
(b) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  70-71 spread

                        Financial
                        HIGHLIGHTS (continued)


          Selected data for a Common share outstanding throughout each period:
                                                 Investment Operations                                      Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment     Capital
                      Common                     Net       Income to        Gains to               Income to    Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common      Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-      Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total      holders     holders      Total
====================================================================================================================================
NORTH CAROLINA
PREMIUM INCOME (NNC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  $14.34       $ .85      $  .07           $(.23)           $ --*     $ .69        $(.66)      $(.01)     $(.67)
2006                   15.16         .88        (.57)           (.16)           (.02)       .13         (.79)       (.16)      (.95)
2005                   14.55         .91         .70            (.11)             --       1.50         (.89)         --       (.89)
2004                   15.50         .95        (.95)           (.06)             --       (.06)        (.89)         --       (.89)
2003                   14.18         .98        1.27            (.07)             --       2.18         (.86)         --       (.86)

NORTH CAROLINA
DIVIDEND ADVANTAGE (NRB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                   14.87         .93         .03            (.22)           (.01)       .73         (.77)       (.05)      (.82)
2006                   15.46         .94        (.48)           (.17)             --        .29         (.88)         --       (.88)
2005                   14.72         .97         .78            (.09)             --       1.66         (.92)         --       (.92)
2004                   15.87         .98       (1.10)           (.05)             --       (.17)        (.91)       (.07)      (.98)
2003                   14.39        1.00        1.54            (.06)           (.02)      2.46         (.86)       (.13)      (.99)
====================================================================================================================================
                                                                        Total Returns
                                                                    ----------------------
                         Offering                                                   Based
                        Costs and      Ending                                          on
                        Preferred      Common                        Based         Common
                            Share       Share         Ending            on      Share Net
                     Underwriting   Net Asset         Market        Market          Asset
                        Discounts       Value          Value         Value**        Value**
===========================================================================================
NORTH CAROLINA
PREMIUM INCOME
(NNC)
-------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                         $ --      $14.36         $14.30          (.78)%         4.84%
2006                           --       14.34          15.09         (6.84)           .87
2005                           --       15.16          17.20         17.79          10.52
2004                           --       14.55          15.40         (4.08)          (.40)
2003                           --       15.50          16.95         10.27          15.80

NORTH CAROLINA
DIVIDEND ADVANTAGE
(NRB)
-------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                           --       14.78          16.44         (2.26)          4.98
2006                           --       14.87          17.70          8.03           1.93
2005                           --       15.46          17.25         21.19          11.53
2004                           --       14.72          15.05         (2.76)         (1.08)
2003                          .01       15.87          16.45         13.52          17.75
===========================================================================================
                                                                Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets                Ratios to Average Net Assets
                                          Applicable to Common Shares                 Applicable to Common Shares
                                          Before Credit/Reimbursement                 After Credit/Reimbursement***
                                 -------------------------------------------  ------------------------------------------
                       Ending
                          Net
                       Assets
                   Applicable     Expenses        Expenses             Net     Expenses       Expenses             Net    Portfolio
                    to Common    Including       Excluding      Investment    Including      Excluding      Investment     Turnover
                  Shares (000)    Interest++(a)   Interest++(a)     Income++   Interest++(a)  Interest++(a)     Income++       Rate
====================================================================================================================================
NORTH CAROLINA
PREMIUM INCOME (NNC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  $91,191         1.27%           1.24%           5.82%        1.25%          1.22%           5.84%          13%
2006                   91,033         1.25            1.25            5.98         1.24           1.24            5.99           16
2005                   96,008         1.23            1.23            6.09         1.22           1.22            6.10           19
2004                   91,941         1.23            1.23            6.35         1.22           1.22            6.36           20
2003                   97,785         1.27            1.27            6.60         1.25           1.25            6.62           16

NORTH CAROLINA
DIVIDEND ADVANTAGE (NRB)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                   33,409         1.68            1.29            5.82         1.31            .92           6.20            15
2006                   33,537         1.29            1.29            5.79          .84            .84           6.24             4
2005                   34,820         1.27            1.27            5.90          .81            .81           6.35            11
2004                   33,110         1.24            1.24            5.96          .78            .78           6.42            15
2003                   35,591         1.30            1.30            6.16          .83            .83           6.62            39
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                     (000)    Per Share    Per Share         (000)    Per $1,000
================================================================================
NORTH CAROLINA
PREMIUM INCOME (NNC)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007              $46,800       $25,000      $73,713       $3,870        $36,657
2006               46,800        25,000       73,629           --             --
2005               46,800        25,000       76,286           --             --
2004               46,800        25,000       74,114           --             --
2003               46,800        25,000       77,236           --             --

NORTH CAROLINA
DIVIDEND ADVANTAGE (NRB)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007               17,000        25,000       74,130        6,350          8,938
2006               17,000        25,000       74,319           --             --
2005               17,000        25,000       76,205           --             --
2004               17,000        25,000       73,692           --             --
2003               17,000        25,000       77,340           --             --
================================================================================
* Per share Distributions from Capital Gains to Preferred Shareholders rounds to less than $.01 per share.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement, where applicable.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  72-73 spread

                        Financial
                        HIGHLIGHTS (continued)


          Selected data for a Common share outstanding throughout each period:
                                                 Investment Operations                                      Less Distributions
                              -----------------------------------------------------------------   ----------------------------------
                                                       Distributions   Distributions
                                                            from Net            from                     Net
                   Beginning                              Investment         Capital              Investment     Capital
                      Common                     Net       Income to        Gains to               Income to    Gains to
                       Share         Net   Realized/       Preferred       Preferred                  Common      Common
                   Net Asset  Investment  Unrealized          Share-          Share-                  Share-      Share-
                       Value      Income  Gain (Loss)        holders+        holders+     Total      holders     holders      Total
====================================================================================================================================
NORTH CAROLINA
DIVIDEND
ADVANTAGE 2 (NNO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                  $14.75       $ .91       $ .10           $(.23)          $(.01)     $ .77        $(.71)      $(.05)     $(.76)
2006                   15.55         .92        (.60)           (.17)           (.01)       .14         (.82)       (.12)      (.94)
2005                   14.81         .94         .83            (.10)             --       1.67         (.86)       (.07)      (.93)
2004                   15.98         .94       (1.17)           (.06)             --       (.29)        (.85)       (.03)      (.88)
2003                   14.30         .94        1.78            (.07)           (.02)      2.63         (.82)       (.13)      (.95)

NORTH CAROLINA
DIVIDEND
ADVANTAGE 3 (NII)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                   14.26         .89         .11            (.23)             --        .77         (.65)         --       (.65)
2006                   14.78         .88        (.50)           (.18)             --        .20         (.72)         --       (.72)
2005                   13.89         .89         .91            (.11)             --       1.69         (.80)         --       (.80)
2004                   14.96         .90       (1.09)           (.07)             --       (.26)        (.80)       (.01)      (.81)
2003(a)                14.33         .49         .87            (.05)             --       1.31         (.47)         --       (.47)
====================================================================================================================================
                                                                       Total Returns
                                                                   ----------------------
                        Offering                                                   Based
                       Costs and      Ending                                          on
                       Preferred      Common                        Based         Common
                           Share       Share         Ending            on      Share Net
                    Underwriting   Net Asset         Market        Market          Asset
                       Discounts       Value          Value         Value**        Value**
==========================================================================================
NORTH CAROLINA
DIVIDEND
ADVANTAGE 2 (NNO)
------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                        $ --      $14.76         $15.50          6.64%          5.24%
2006                          --       14.75          15.28          (.18)           .97
2005                          --       15.55          16.25         16.46          11.56
2004                          --       14.81          14.80         (1.94)         (1.83)
2003                          --       15.98          15.97         14.10          18.98

NORTH CAROLINA
DIVIDEND
ADVANTAGE 3 (NII)
------------------------------------------------------------------------------------------
Year Ended 5/31:
2007                          --       14.38          14.64          6.23           5.48
2006                          --       14.26          14.42         (1.59)          1.41
2005                          --       14.78          15.40         18.78          12.39
2004                          --       13.89          13.68         (4.93)         (1.75)
2003(a)                     (.21)      14.96          15.20          4.56           7.86
==========================================================================================
                                                            Ratios/Supplemental Data
            ------------------------------------------------------------------------------------------------------------------------
                                   Ratios to Average Net Assets                    Ratios to Average Net Assets
                                   Applicable to Common Shares                     Applicable to Common Shares
                                   Before Credit/Reimbursement                     After Credit/Reimbursement***
                          ---------------------------------------------    --------------------------------------------
                Ending
                   Net
                Assets
            Applicable     Expenses         Expenses              Net       Expenses        Expenses              Net     Portfolio
             to Common    Including        Excluding       Investment      Including       Excluding       Investment      Turnover
            Shares (000)    Interest++(a)    Interest++(a)      Income++     Interest++(a)   Interest++(a)      Income++       Rate
====================================================================================================================================
NORTH CAROLINA
DIVIDEND ADVANTAGE 2 (NNO)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007           $55,349         1.39%            1.24%            5.68%           .96%            .82%            6.10%            9%
2006            55,251         1.24             1.24             5.62            .77             .77             6.09             9
2005            58,155         1.23             1.23             5.64            .77             .77             6.10            26
2004            55,311         1.22             1.22             5.71            .77             .77             6.16            13
2003            59,642         1.24             1.24             5.80            .76             .76             6.27            22

NORTH CAROLINA
DIVIDEND ADVANTAGE 3 (NII)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 5/31:
2007            56,511         1.49             1.23             5.62           1.00             .74             6.11            12
2006            56,049         1.23             1.23             5.58            .75             .75             6.07             2
2005            58,035         1.24             1.24             5.65            .76             .76             6.14             8
2004            54,482         1.22             1.22             5.75            .73             .73             6.23            14
2003(a)         58,653         1.18*            1.18*            4.61*           .71*            .71*            5.08*            3
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period          at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                     (000)    Per Share    Per Share         (000)    Per $1,000
================================================================================
NORTH CAROLINA
DIVIDEND ADVANTAGE 2 (NNO)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007              $28,000       $25,000      $74,418       $4,995        $17,686
2006               28,000        25,000       74,332           --             --
2005               28,000        25,000       76,924           --             --
2004               28,000        25,000       74,385           --             --
2003               28,000        25,000       78,252           --             --

NORTH CAROLINA
DIVIDEND ADVANTAGE 3 (NII)
--------------------------------------------------------------------------------
Year Ended 5/31:
2007               28,000        25,000       75,457        7,680         12,004
2006               28,000        25,000       75,044           --             --
2005               28,000        25,000       76,817           --             --
2004               28,000        25,000       73,644           --             --
2003(a)            28,000        25,000       77,369           --             --
================================================================================
*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
*** After custodian fee credit and expense reimbursement, where applicable. + The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.
(a) For the period September 25, 2002 (commencement of operations) through May 31, 2003.
(b) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

                                 See accompanying notes to financial statements.


                                  74-75 spread

                        Board Members & OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX    INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY        DIRECTORSHIPS
                                                                    BOARD MEMBER       DURING PAST 5 YEARS
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:

o  TIMOTHY R. SCHWERTFEGER(1)                                                          Director (since 1996) and Non-executive
   3/28/49                     Chairman of           1994                              Chairman (since July 1, 2007) formerly,
   333 W. Wacker Drive         the Board             ANNUAL                176         Chairman (1996-June 30, 2007) of Nuveen
   Chicago, IL 60606           and Board Member                                        Investments, Inc., Nuveen Investments, LLC;
                                                                                       Chairman and Director (since 1997) of Nuveen
                                                                                       Asset Management; Chairman and Director of
                                                                                       Rittenhouse Asset Management, Inc. (since
                                                                                       1999); Chairman of Nuveen Investments
                                                                                       Advisers Inc. (since 2002); formerly,
                                                                                       Chairman and Director (1996-2004) Nuveen
                                                                                       Advisory Corp. and Nuveen Institutional
                                                                                       Advisory Corp.(3); formerly, Director
                                                                                       (1996-2006) of Institutional Capital
                                                                                       Corporation.

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

o  ROBERT P. BREMNER                                                                   Private Investor and Management Consultant.
   8/22/40                     Lead                  1997
   333 W. Wacker Drive         Independent           CLASS III             176
   Chicago, IL 60606           Board member

o  JACK B. EVANS                                                                       President, The Hall-Perrine Foundation, a
   10/22/48                                          1999                              private philanthropic corporation (since
   333 W. Wacker Drive         Board member          CLASS III             176         1996); Director and Vice Chairman, United
   Chicago, IL 60606                                                                   Fire Group, a publicly held company; Member
                                                                                       of the Board of Regents for the State of
                                                                                       Iowa University System; Director, Gazette
                                                                                       Companies; Life Trustee of Coe College and
                                                                                       Iowa College Foundation; Member of the
                                                                                       Advisory Council of the Department of
                                                                                       Finance in the Tippie College of Business,
                                                                                       University of Iowa; formerly, Director,
                                                                                       Alliant Energy; formerly, Director, Federal
                                                                                       Reserve Bank of Chicago; formerly, President
                                                                                       and Chief Operating Officer, SCI Financial
                                                                                       Group, Inc., a regional financial services
                                                                                       firm.

o  WILLIAM C. HUNTER                                                                   Dean, Tippie College of Business, University
   3/6/48                                            2004                              of Iowa (since July 2006); formerly, Dean
   333 W. Wacker Drive         Board member          CLASS II              176         and Distinguished Professor of Finance,
   Chicago, IL 60606                                                                   School of Business at the University of
                                                                                       Connecticut (2003-2006); previously, Senior
                                                                                       Vice President and Director of Research at
                                                                                       the Federal Reserve Bank of Chicago
                                                                                       (1995-2003); Director (since 1997), Credit
                                                                                       Research Center at Georgetown University;
                                                                                       Director (since 2004) of Xerox Corporation;
                                                                                       Director, SS&C Technologies, Inc. (May
                                                                                       2005-October 2005).


                                       76

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   & ADDRESS                                         APPOINTED      IN FUND COMPLEX    INCLUDING OTHER
                                                     AND TERM(2)    OVERSEEN BY        DIRECTORSHIPS
                                                                    BOARD MEMBER       DURING PAST 5 YEARS
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:

o  DAVID J. KUNDERT                                                                    Director, Northwestern Mutual Wealth
   10/28/42                                          2005                              Management Company; Retired (since 2004) as
   333 W. Wacker Drive         Board member          CLASS II              174         Chairman, JPMorgan Fleming Asset Management,
   Chicago, IL 60606                                                                   President and CEO, Banc One Investment
                                                                                       Advisors Corporation, and President, One
                                                                                       Group Mutual Funds; prior thereto, Executive
                                                                                       Vice President, Banc One Corporation and
                                                                                       Chairman and CEO, Banc One Investment
                                                                                       Management Group; Board of Regents, Luther
                                                                                       College; member of the Wisconsin Bar
                                                                                       Association; member of Board of Directors,
                                                                                       Friends of Boerner Botanical Gardens; member
                                                                                       of Board of Directors, Milwaukee Repertory
                                                                                       Theater.

o  WILLIAM J. SCHNEIDER                                                                Chairman of Miller-Valentine Partners Ltd.,
   9/24/44                                           1997                              a real estate investment company; formerly,
   333 W. Wacker Drive         Board member          ANNUAL                176         Senior Partner and Chief Operating Officer
   Chicago, IL 60606                                                                   (retired, 2004) of Miller-Valentine Group;
                                                                                       formerly, Vice President, Miller-Valentine
                                                                                       Realty; Board Member, Chair of the Finance
                                                                                       Committee and member of the Audit Committee
                                                                                       of Premier Health Partners, the
                                                                                       not-for-profit company of Miami Valley
                                                                                       Hospital; Vice President, Dayton
                                                                                       Philharmonic Orchestra Association; Board
                                                                                       Member, Regional Leaders Forum, which
                                                                                       promotes cooperation on economic development
                                                                                       issues; Director, Dayton Development
                                                                                       Coalition; formerly, Member, Community
                                                                                       Advisory Board, National City Bank, Dayton,
                                                                                       Ohio and Business Advisory Council,
                                                                                       Cleveland Federal Reserve Bank.

o  JUDITH M. STOCKDALE                                                                 Executive Director, Gaylord and Dorothy
   12/29/47                                          1997                              Donnelley Foundation (since 1994); prior
   333 W. Wacker Drive         Board member          CLASS I               176         thereto, Executive Director, Great Lakes
   Chicago, IL 60606                                                                   Protection Fund (from 1990 to 1994).

o  CAROLE E. STONE                                                                     Director, Chicago Board Options Exchange
   6/28/47                                           2007                              (since 2006); Chair New York Racing
   333 West Wacker Drive       Board member          CLASS I               176         Association Oversight Board (since 2005);
   Chicago, IL 60606                                                                   Commissioner, New York State Commission on
                                                                                       Public Authority Reform (since 2005);
                                                                                       formerly Director, New York State Division
                                                                                       of the Budget (2000-2004), Chair, Public
                                                                                       Authorities Control Board (2000-2004) and
                                                                                       Director, Local Government Assistance
                                                                                       Corporation (2000-2004).

o  EUGENE S. SUNSHINE                                                                  Senior Vice President for Business and
   1/22/50                                           2005                              Finance, Northwestern University (since
   333 W. Wacker Drive         Board member          CLASS II              176         1997); Director (since 2003), Chicago Board
   Chicago, IL 60606                                                                   Options Exchange; Chairman (since 1997),
                                                                                       Board of Directors, Rubicon, a pure captive
                                                                                       insurance company owned by Northwestern
                                                                                       University; Director (since 1997), Evanston
                                                                                       Chamber of Commerce and Evanston Inventure,
                                                                                       a business development organization;
                                                                                       Director (since 2006), Pathways, a provider
                                                                                       of therapy and related information for
                                                                                       physically disabled infants and young
                                                                                       children; formerly, Director (2003-2006),
                                                                                       National Mentor Holdings, a privately-held,
                                                                                       national provider of home and
                                                                                       community-based services.


                                       77

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

o  GIFFORD R. ZIMMERMAN                                                                Managing Director (since 2002), Assistant
   9/9/56                      Chief                                                   Secretary and Associate General Counsel,
   333 W. Wacker Drive         Administrative        1988                  176         formerly, Vice President and Assistant
   Chicago, IL 60606           Officer                                                 General Counsel, of Nuveen Investments, LLC;
                                                                                       Managing Director (since 2002) and Assistant
                                                                                       Secretary and Associate General Counsel,
                                                                                       formerly, Vice President (since 1997), of
                                                                                       Nuveen Asset Management; Managing Director
                                                                                       (since 2004) and Assistant Secretary (since
                                                                                       1994) of Nuveen Investments, Inc.; Assistant
                                                                                       Secretary of NWQ Investment Management
                                                                                       Company, LLC. (since 2002); Vice President
                                                                                       and Assistant Secretary of Nuveen
                                                                                       Investments Advisers Inc. (since 2002);
                                                                                       Managing Director, Associate General Counsel
                                                                                       Assistant Secretary of Rittenhouse Asset
                                                                                       Management, Inc., Symphony Asset Management
                                                                                       LLC (since 2003), Tradewinds Global
                                                                                       Investors, LLC and Santa Barbara Asset
                                                                                       Management, LLC; (since 2006); formerly,
                                                                                       Managing Director (2002-2004), General
                                                                                       Counsel (1998-2004) and Assistant Secretary,
                                                                                       formerly, Vice President of Nuveen Advisory
                                                                                       Corp. and Nuveen Institutional Advisory
                                                                                       Corp.(3); Chartered Financial Analyst.

o  WILLIAMS ADAMS IV                                                                   Executive Vice President, U.S. Structured
   6/9/55                                                                              Products of Nuveen Investments, LLC, (since
   333 West Wacker Drive       Vice President        2007                  119         1999), prior thereto, Managing Director of
   Chicago, IL 60606                                                                   Structured Investments.

o  JULIA L. ANTONATOS                                                                  Managing Director (since 2005), formerly
   9/22/63                                                                             Vice President (since 2002) of Nuveen
   333 W. Wacker Drive         Vice President        2004                  176         Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                   Analyst.

o  CEDRIC H. ANTOSIEWICZ                                                               Managing Director, (since 2004) previously,
   1/11/62                                                                             Vice President (1993-2004) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  119         Investments, LLC.
   Chicago, IL 60606

o  MICHAEL T. ATKINSON                                                                 Vice President (since 2002) of Nuveen
   2/3/66                      Vice President                                          Investments, LLC.
   333 W. Wacker Drive         and Assistant         2000                  176
   Chicago, IL 60606           Secretary

o  PETER H. D'ARRIGO                                                                   Vice President and Treasurer of Nuveen
   11/28/67                                                                            Investments, LLC and of Nuveen Investments,
   333 W. Wacker Drive         Vice President        1999                  176         Inc. (since 1999); Vice President and
   Chicago, IL 60606                                                                   Treasurer of Nuveen Asset Management (since
                                                                                       2002) and of Nuveen Investments Advisers
                                                                                       Inc. (since 2002); Assistant Treasurer of
                                                                                       NWQ Investment Management Company, LLC.
                                                                                       (since 2002); Vice President and Treasurer
                                                                                       of Nuveen Rittenhouse Asset Management, Inc.
                                                                                       (since 2003); Treasurer of Symphony Asset
                                                                                       Management LLC (since 2003) and Santa
                                                                                       Barbara Asset Management, LLC (since 2006);
                                                                                       Assistant Treasurer, Tradewinds Global
                                                                                       Investors, LLC (since 2006); formerly, Vice
                                                                                       President and Treasurer (1999-2004) of
                                                                                       Nuveen Advisory Corp. and Nuveen
                                                                                       Institutional Advisory Corp.(3); Chartered
                                                                                       Financial Analyst.

o  LORNA C. FERGUSON                                                                   Managing Director (since 2004), formerly,
   10/24/45                                                                            Vice President of Nuveen Investments, LLC,
   333 W. Wacker Drive         Vice President        1998                  176         Managing Director (2004) formerly, Vice
   Chicago, IL 60606                                                                   President (1998-2004) of Nuveen Advisory
                                                                                       Corp. and Nuveen Institutional Advisory
                                                                                       Corp.(3); Managing Director (since 2005) of
                                                                                       Nuveen Asset Management.


                                       78

   NAME,                       POSITION(S) HELD      YEAR FIRST     NUMBER             PRINCIPAL
   BIRTHDATE                   WITH THE FUNDS        ELECTED OR     OF PORTFOLIOS      OCCUPATION(S)
   AND ADDRESS                                       APPOINTED(4)   IN FUND COMPLEX    DURING PAST 5 YEARS
                                                                    OVERSEEN
                                                                    BY OFFICER
OFFICERS OF THE FUND:

o  WILLIAM M. FITZGERALD                                                               Managing Director (since 2002), formerly,
   3/2/64                                                                              Vice President of Nuveen Investments, LLC;
   333 W. Wacker Drive         Vice President        1995                  176         Managing Director (1997-2004) of Nuveen
   Chicago, IL 60606                                                                   Advisory Corp. and Nuveen Institutional
                                                                                       Advisory Corp.(3); Managing Director (since
                                                                                       2001) of Nuveen Asset Management; Vice
                                                                                       President (since 2002) of Nuveen Investments
                                                                                       Advisers Inc.; Chartered Financial Analyst.

o  STEPHEN D. FOY                                                                      Vice President (since 1993) and Funds
   5/31/54                     Vice President                                          Controller (since 1998) of Nuveen
   333 W. Wacker Drive         and Controller        1998                  176         Investments, LLC; formerly, Vice President
   Chicago, IL 60606                                                                   and Funds Controller (1998-2004) of Nuveen
                                                                                       Investments, Inc.; Certified Public
                                                                                       Accountant.

o  WALTER M. KELLY                                                                     Assistant Vice President and Assistant
   2/24/70                     Chief Compliance                                        Secretary of the Nuveen Funds (2003-2006);
   333 West Wacker Drive       Officer and           2003                  176         Vice President (since 2006) formerly,
   Chicago, IL 60606           Vice President                                          Assistant Vice President and Assistant
                                                                                       General Counsel (2003-2006) of Nuveen
                                                                                       Investments, LLC; previously, Associate
                                                                                       (2001-2003) at the law firm of Vedder,
                                                                                       Price, Kaufman & Kammholz.

o  DAVID J. LAMB                                                                       Vice President (since 2000) of Nuveen
   3/22/63                                                                             Investments, LLC; Certified Public
   333 W. Wacker Drive         Vice President        2000                  176         Accountant.
   Chicago, IL 60606

o  TINA M. LAZAR                                                                       Vice President of Nuveen Investments, LLC
   8/27/61                                                                             (since 1999).
   333 W. Wacker Drive         Vice President        2002                  176
   Chicago, IL 60606

o  LARRY W. MARTIN                                                                     Vice President, Assistant Secretary and
   7/27/51                     Vice President                                          Assistant General Counsel of Nuveen
   333 W. Wacker Drive         and Assistant         1988                  176         Investments, LLC; formerly, Vice President
   Chicago, IL 60606           Secretary                                               and Assistant Secretary of Nuveen Advisory
                                                                                       Corp. and Nuveen Institutional Advisory
                                                                                       Corp.(3); Vice President (since 2005) and
                                                                                       Assistant Secretary of Nuveen Investments,
                                                                                       Inc.; Vice President (since 2005) and
                                                                                       Assistant Secretary (since 1997) of Nuveen
                                                                                       Asset Management; Vice President (since
                                                                                       2000), Assistant Secretary and Assistant
                                                                                       General Counsel (since 1998) of Rittenhouse
                                                                                       Asset Management, Inc.; Vice President and
                                                                                       Assistant Secretary of Nuveen Investments
                                                                                       Advisers Inc. (since 2002); Assistant
                                                                                       Secretary of NWQ Investment Management
                                                                                       Company, LLC (since 2002), Symphony Asset
                                                                                       Management LLC (since 2003) and Tradewinds
                                                                                       Global Investors, LLC and Santa Barbara
                                                                                       Asset Management, LLC (since 2006).

o  KEVIN J. MCCARTHY                                                                   Vice President and Assistant General
   3/26/66                     Vice President                                          Counsel, Nuveen Investments, LLC (since
   333 W. Wacker Drive         and Secretary         2007                  176         2007); prior thereto, Partner, Bell, Boyd &
   Chicago, IL 60606                                                                   Lloyd LLP (1997-2007)

o  JOHN V. MILLER                                                                      Managing Director (since 2007), formerly,
   4/10/67                                                                             Vice President (2002-2007) of Nuveen
   333 W. Wacker Drive         Vice President        2007                  176         Investments, LLC; Chartered Financial
   Chicago, IL 60606                                                                   Analyst.

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.

(2) Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders' meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Annual Investment
Management Agreement
        APPROVAL PROCESS


The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 21-23, 2007 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

THE APPROVAL PROCESS

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of the Funds. At each of its quarterly meetings, the Board reviews investment performance and various matters relating to the respective Fund's operations, including the Fund's compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Trustees received information on particular matters as the need arose. In considering whether to renew the respective advisory contract with the Fund Adviser at the May Meeting, the independent Trustees also received extensive materials well in advance of their meeting which outlined, among other things:

o    the nature, extent and quality of services provided by the Fund Adviser;

o the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

o the Fund's past performance as well as the Fund's performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

o the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

o    the expenses of the Fund Adviser in providing the various services;

o the advisory fees and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") of the respective Fund (as applicable);

o the advisory fees the Fund Adviser assesses to other types of investment products or clients;

o    the soft dollar practices of the Fund Adviser, if any; and

o from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board.

Prior to and after the presentations and reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates;
(d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors. In addition, as noted, the Trustees met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Trustees also relied upon their knowledge resulting from their meetings and other interactions throughout the year of the Fund Adviser, its services and the Funds. It is with this background that the Trustees considered each advisory contract.

A. NATURE, EXTENT AND QUALITY OF SERVICES

In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services. The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen has taken for the municipal fund product line. As noted, the Trustees are already familiar with the organization, operations and personnel of the Fund Adviser due to the Trustees' experience in governing the respective Fund and working with NAM on matters relating to the Funds. With respect to personnel, the Trustees recognized NAM's investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, with respect to the municipal funds advised by NAM, the Trustees reviewed materials describing the current status and, in particular, the developments in 2006 with respect to NAM's investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging team, risk management team (e.g., reviewing credit quality, duration limits, derivative use, as applicable), and investment operations (such as, enhancements to trading procedures, pricing procedures, and client services). The Trustees recognized NAM's investment of resources and efforts to continue to enhance and refine its investment process.

In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided. With respect to NAM, NAM provides the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the respective Fund, including,

o    product management;

o    fund administration;

o    oversight of shareholder services and other fund service providers;

o    administration of Board relations;

o    regulatory and portfolio compliance; and

o    legal support services.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, NAM's compliance activities for the Funds and enhancements thereto. In this regard, the Trustees recognized the quality of NAM's compliance team. The Trustees further noted NAM's negotiations with other service providers and the corresponding reduction in certain service providers' fees.

With respect to closed-end funds, in addition to the foregoing services, the Trustees also noted the additional services that NAM or its affiliates provide to closed-end funds, including, in particular, its secondary market support activities. The Trustees recognized Nuveen's continued commitment to supporting the secondary market for the common shares of its closed-end funds through a variety of programs designed to raise investor and analyst awareness and understanding of closed-end funds. These efforts include:

o    maintaining shareholder communications;

o    providing advertising for closed-end funds;

o    maintaining its closed-end fund website;

o    continual contact with financial advisers;

o    providing educational symposia;

o conducting research with investors and financial analysis regarding closed-end funds; and

o    evaluating secondary market performance.

With respect to Funds that utilize leverage through the issuance of preferred shares, the Trustees noted Nuveen's continued support for the preferred shares by, among other things:

o    maintaining an in-house trading desk;

o    maintaining a product manager for the preferred shares;

o    developing distribution for preferred shares with new market participants;

o    maintaining an orderly auction process;

o    managing leverage and risk management of leverage; and

o maintaining systems necessary to test compliance with rating agency criteria.

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreements were satisfactory.

B. THE INVESTMENT PERFORMANCE OF THE FUNDS AND FUND ADVISER

The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives (the "Performance Peer Group") based on data provided by an independent third party (as described below). With respect to municipal funds, the Trustees reviewed portfolio level performance against customized benchmarks, as described in further detail below.

In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a Fund may not adequately reflect such Fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund's performance with that of the Performance Peer Group.

With respect to state specific municipal funds, the Trustees also recognized that certain state municipal funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. With respect to municipal closed-end funds, municipal funds that do not have corresponding state-specific Performance Peer Groups are from all states other than New York, California, Florida, New Jersey, Michigan, and Pennsylvania. However, with respect to Funds based on Florida, New Jersey, Michigan and Pennsylvania, the peer group may be so small or the Nuveen Funds may dominate the category to such an extent that performance information for such Funds was also compared to the more general category for all states (other than New York and California).

With respect to municipal funds, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Trustees also reviewed the Fund's portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio-level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). This analysis is designed to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplements the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory, subject to the following. With respect to various municipal closed-end funds, the Trustees have noted the relative total return underperformance in recent years compared to peers. The Trustees reviewed materials and discussed with the Fund Adviser the factors contributing to the shift in performance including, among other things, the degree of risk undertaken by peers compared to the Funds (such as through the increased use of leverage or taking concentrated positions in high risk credits). In addition, the Trustees also considered a Fund's dividend performance and the extent of any secondary market discounts. The Trustees noted NAM's efforts to evaluate the factors affecting performance and determine whether modification to a Fund's investment strategy is necessary or appropriate and are satisfied with the steps being taken.

C. FEES, EXPENSES AND PROFITABILITY

     1.   FEES AND EXPENSES

     In evaluating the management fees and expenses of a Fund, the Board reviewed, among other things, the Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain Funds launched since 1999). The Trustees further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. In reviewing the comparison of fee and expense information, the Trustees recognized that in certain cases, the Fund size relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impact the comparisons thereby limiting some of their usefulness. With respect to municipal closed-end funds, the Trustees also considered the differences in the use of leverage. Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

     2.   COMPARISONS WITH THE FEES OF OTHER CLIENTS

     The Trustees further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. With respect to municipal funds, such other clients include municipal managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Trustees considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds (as discussed above) is more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

     3.   PROFITABILITY OF FUND ADVISERS

     In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers) and its financial condition. The Trustees reviewed the revenues and expenses of Nuveen's advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Trustees noted this information supplements the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Trustees noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen's corporate finance group. The Trustees also reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

     In reviewing profitability, the Trustees have recognized the subjective nature in determining profitability which may be affected by numerous factors, including, the allocation of expenses. Further, the Trustees have recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser's particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. Last year, the Trustees also designated an independent Trustee as a point person for the Board to review the methodology determinations during the year and any refinements thereto and report back to them. The Trustees also reviewed the comparisons of Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. In reviewing profitability, the Trustees recognized Nuveen's increased investment into its fund business. Based on its review, the Trustees concluded that they were satisfied that Nuveen's level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to the Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. ECONOMIES OF SCALE AND WHETHER FEE LEVELS REFLECT THESE ECONOMIES OF SCALE

With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved in 2004 a complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees noted that the last breakpoint for the complex-wide fee schedule is at the $91 billion level and anticipate further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders subject to further evaluation of the complex-wide fee schedule as assets in the complex increase.

E. INDIRECT BENEFITS

In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. With respect to closed-end funds, the Trustees considered revenues received by affiliates of NAM for serving as agent at Nuveen's preferred trading desk and for serving as a co-manager in the initial public offering of new closed-end exchange traded funds.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Trustees noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating "commissions," NAM intends to comply with the applicable safe harbor provisions.

F. OTHER CONSIDERATIONS

The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including the independent Trustees, unanimously concluded that the terms of the NAM Investment Management Agreements are fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the renewal of the NAM Investment Management Agreements should be approved.

Reinvest Automatically
 EASILY and CONVENIENTLY


Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful INFORMATION


QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

Each Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

For Funds listed on the New York Stock Exchange, each Fund's Chief Executive Officer has submitted to the Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

INVESTMENT POLICY CHANGE

In February 2007, the Board of Trustees voted to remove investment policy restrictions that limited the territorial bond holdings of these Funds to a maximum of 10 percent of net assets. This change will give the Funds' portfolio managers greater flexibility to achieve its investment objectives.

GLOSSARY OF TERMS USED IN THIS REPORT

o Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o Market Yield (also known as Dividend Yield or Current Yield): An investment's current annualized dividend divided by its current market price.

o Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any MuniPreferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

o Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.


BOARD OF TRUSTEES
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.


WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing $166 billion in assets, as of March 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.


FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.


 Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/ETF

                                     SHARE PRICES
                                     FUND DETAILS
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                                                                     EAN-C-0507D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                  Nuveen Georgia Premium Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                   AUDIT FEES BILLED    AUDIT-RELATED FEES         TAX FEES           ALL OTHER FEES
FISCAL YEAR ENDED                     TO FUND (1)       BILLED TO FUND (2)    BILLED TO FUND (3)    BILLED TO FUND (4)
--------------------------------------------------------------------------------------------------------------------------
May 31, 2007                            $ 8,561                 $ 0                 $  0                  $ 2,250
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                          0%                  0%                   0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------
May 31, 2006                            $ 8,130                 $ 0                 $403                  $ 2,850
--------------------------------------------------------------------------------------------------------------------------
Percentage approved                          0%                  0%                   0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------------------

(1) "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

(2) "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

(3) "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

(4) "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                  AUDIT-RELATED FEES        TAX FEES BILLED TO           ALL OTHER FEES
                                 BILLED TO ADVISER AND          ADVISER AND             BILLED TO ADVISER
                                    AFFILIATED FUND           AFFILIATED FUND          AND AFFILIATED FUND
                                   SERVICE PROVIDERS       SERVICE PROVIDERS (1)        SERVICE PROVIDERS
--------------------------------------------------------------------------------------------------------------
May 31, 2007                              $ 0                     $     0                      $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                        0%                          0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------
May 31, 2006                              $ 0                     $ 2,400                      $ 0
--------------------------------------------------------------------------------------------------------------
Percentage approved                        0%                          0%                       0%
pursuant to
pre-approval
exception
--------------------------------------------------------------------------------------------------------------

(1) The amounts reported for the Fund under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Ernst & Young LLP serves as independent registered public accounting firm, these fees amounted to $161,400 in 2006. Beginning with fund fiscal years ending August 31, 2006, Ernst & Young LLP will no longer prepare the fund tax returns.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                               TOTAL NON-AUDIT FEES
                                                                BILLED TO ADVISER AND
                                                               AFFILIATED FUND SERVICE       TOTAL NON-AUDIT FEES
                                                                PROVIDERS (ENGAGEMENTS       BILLED TO ADVISER AND
                                                               RELATED DIRECTLY TO THE      AFFILIATED FUND SERVICE
                                      TOTAL NON-AUDIT FEES     OPERATIONS AND FINANCIAL      PROVIDERS (ALL OTHER
                                          BILLED TO FUND       REPORTING OF THE FUND)             ENGAGEMENTS)             TOTAL
------------------------------------------------------------------------------------------------------------------------------------
May 31, 2007                                $ 2,250                    $     0                         $ 0                $ 2,250
May 31, 2006                                $ 3,253                    $ 2,400                         $ 0                $ 5,653

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Jack B. Evans, William J. Schneider, Eugene S. Sunshine and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant invests its assets primarily in municipal bonds and cash management securities. On rare occasions the registrant may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the registrant already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer's credit problem. In the course of exercising control of a distressed municipal issuer, NAM may pursue the registrant's interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. NAM does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the registrant's Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the registrant were to receive a proxy issued by a cash management security, NAM would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the registrant's Board of Trustees or its representative. A member of NAM's legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the registrant's Board of Trustees and made available to shareholders as required by applicable rules.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

THE PORTFOLIO MANAGER

     The following individual has primary responsibility for the day-to-day implementation of the registrant's investment strategies:



NAME                               FUND

Daniel J. Close                    Nuveen Georgia Premium Income Municipal Fund

     Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:


                                                    TYPE OF ACCOUNT                     NUMBER OF
PORTFOLIO MANAGER                                     MANAGED                            ACCOUNTS      ASSETS*
----------------------------------------- ---------------------------------------------------------------------------

 Daniel J. Close                          Registered Investment Company                      26     $ 5.163 billion
                                          Other Pooled Investment Vehicles                    0     $ 0
                                          Other Accounts                                      2     $  .18 million


* Assets are as of May 31, 2007. None of the assets in these accounts are subject to an advisory fee based on performance.

     Compensation. Each portfolio manager's compensation consists of three basic elements--base salary, cash bonus and long-term incentive compensation. The compensation strategy is to annually compare overall compensation, including these three elements, to the market in order to create a compensation structure that is competitive and consistent with similar financial services companies. As discussed below, several factors are considered in determining each portfolio manager's total compensation. In any year these factors may include, among others, the effectiveness of the investment strategies recommended by the portfolio manager's investment team, the investment performance of the accounts managed by the portfolio manager, and the overall performance of Nuveen Investments, Inc. (the parent company of NAM). Although investment performance is a factor in determining the portfolio manager's compensation, it is not necessarily a decisive factor. The portfolio manager's performance is evaluated in part by comparing manager's performance against a specified investment benchmark. This fund-specific benchmark is a customized subset (limited to bonds in each Fund's specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor's Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of April 30, 2007, the S&P/Investortools Municipal Bond index was comprised of 50,300 securities with an aggregate current market value of $985.260 billion.

     Base salary. Each portfolio manager is paid a base salary that is set at a level determined by NAM in accordance with its overall compensation strategy discussed above. NAM is not under any current contractual obligation to increase a portfolio manager's base salary.

     Cash bonus. Each portfolio manager is also eligible to receive an annual cash bonus. The level of this bonus is based upon evaluations and determinations made by each portfolio manager's supervisors, along with reviews submitted by his peers. These reviews and evaluations often take into account a number of factors, including the effectiveness of the investment strategies recommended to the NAM's investment team, the performance of the accounts for which he/she serves as portfolio manager relative to any benchmarks established for those accounts, his/her effectiveness in communicating investment performance to stockholders and their representatives, and his/her contribution to the NAM investment process and to the execution of investment strategies. The cash bonus component is also impacted by the overall performance of Nuveen Investments, Inc. in achieving its business objectives.

     Long-term incentive compensation. Each portfolio manager is eligible to receive bonus compensation in the form of equity-based awards issued in securities issued by Nuveen Investments, Inc. The amount of such compensation is dependent upon the same factors articulated for cash bonus awards but also factors in his long-term potential with the firm.

     Material Conflicts of Interest. Each portfolio manager's simultaneous management of the registrant and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Registrant and the other account. NAM, however, believes that such potential conflicts are mitigated by the fact that the NAM has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and
(3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, NAM has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

     Beneficial Ownership of Securities. As of the May 31, 2007, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Registrant and other Nuveen Funds managed by NAM's municipal investment team.

-------------------- ------------------------------------------------------------- ------------- ---------------------

                                                                                                 DOLLAR RANGE OF
                                                                                   DOLLAR        EQUITY SECURITIES
                                                                                   RANGE OF      BENEFICIALLY OWNED
                                                                                   EQUITY        IN THE REMAINDER OF
                                                                                   SECURITIES    NUVEEN FUNDS
                                                                                   BENEFICIALLY  MANAGED BY NAM'S
NAME OF PORTFOLIO                                                                  OWNED IN      MUNICIPAL
MANAGER              FUND                                                          FUND          INVESTMENT TEAM

-------------------- ------------------------------------------------------------- ------------- ---------------------
 Daniel J. Close     Nuveen Georgia Premium Income Municipal Fund                  $  0          $0
-------------------- ------------------------------------------------------------- ------------- ---------------------


     PORTFOLIO MANAGER BIO:

     Daniel J. Close, CFA, Assistant Vice President, Nuveen Asset Management. Mr. Close joined Nuveen Investments in 2000 as a member of Nuveen's product management and development team, where he was responsible for the oversight and development of Nuveen's mutual fund product line. He then served as a research analyst for Nuveen's municipal investing team, covering corporate-backed, energy, transportation and utility credits. He received his BS in Business from Miami University, and his MBA from Northwestern University's Kellogg School of Management.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrants Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Georgia Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          Vice President and Secretary

Date: August 8, 2007
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: August 8, 2007
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: August 8, 2007
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.